UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Noah Greenhill, Esq.

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq. JPMorgan Chase & Co. 1111 Polaris Parkway Columbus, OH 43240	Jon S. Rand, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: February 28

Date of reporting period: March 1, 2018 through August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Exchange-Traded Funds

August 31, 2018 (Unaudited)

JPMorgan Disciplined High Yield ETF

JPMorgan Global Bond Opportunities ETF

JPMorgan Ultra-Short Income ETF

JPMorgan USD Emerging Markets Sovereign Bond ETF

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

October 9, 2018 (Unaudited)

Dear Shareholder,

This year continues to be a superlative one for JPMorgan’s Exchange-Traded Funds. We’ve expanded our product lineup to 27 ETFs that provide investors with access to an expansive range of asset classes and investment factors. By the mid-point of this year, our assets under management exceeded $5 billion and quickly reached more than $11 billion by the end of August 2018.

“Bonds play a critical role in portfolios, even as interest rates rise and fears of inflation and an equity market downturn have intensified. We continue to believe our innovative fixed income solutions can help you navigate changing markets.”

Also this year, we launched our BetaBuilders® suite of ETFs, which offers investors broad, market-capitalization weighted exposure to leading regional or asset class indexes. Other notable achievements over the past six months include JPMorgan Ultra-Short Income ETF (JPST) surpassing $2 billion in AUM shortly after its one-year anniversary and JPMorgan Global Bond Opportunities ETF (JPGB) earning Best New International/Global Fixed-Income ETF at the fifth annual ETF.com Awards in March.1

Meanwhile, financial market performance was mixed during the six months ended August 31, 2018. U.S. equities largely outperformed other developed markets and the S&P 500 Index reached record highs in late August amid record corporate earnings and revenues and strong consumer spending. Bond markets underperformed amid rising interest rates and select emerging markets were hit particularly hard by rising borrowing costs.

We continue to believe our innovative fixed income solutions can help you navigate changing markets. For investors targeting lower duration amid higher interest rates, I’m pleased to report that JPST, which seeks to provide current income while seeking to maintain a low volatility of principal, generated a positive return for the reporting period and outperformed its broad market based benchmark index, the ICE BofAML 3-Month US Treasury Bill Index. Additionally, JPST captured 81% of the Bloomberg Barclays US Aggregate Bond Index’s yield with only 9% of the index’s duration.2

We are proud to bring J.P. Morgan’s experience and capabilities to the ETF market place. We are committed to building solutions that address your needs and help you build stronger portfolios. Thank you for your belief in our Firm and our process.

Sincerely,

Joanna M. Gallegos

President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

1

ETF.com Award winners are selected by a majority vote of the ETF.com Awards Selection Committee, a group of independent ETF experts. Voting was completed by Jan. 20, 2018, and results were announced at the ETF.com U.S. Awards Dinner on March 22, 2018.

2

Source: J.P. Morgan Asset Management as of 6/30/18. Based on the 30-Day Average Yield for JPMorgan Prime Money Market Fund — Capital share class (ticker CJPXX) as a proxy for money market funds, the 30-Day SEC Yield for JPST and the yield on the Bloomberg Barclays US Aggregate Bond Index. U.S. mutual funds and ETFs are different investment vehicles with differing investment approaches. JPST seeks to provide current income while seeking to maintain a low volatility of principal through investments in investment-grade, U.S. dollar denominated fixed and floating-rate debt. JPMorgan Prime Money Market Fund seeks current income while seeking to maintain liquidity and a low volatility of principal. You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index representing SEC-registered taxable and dollar denominated securities. It covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-throughs and asset-backed securities. Mutual funds have fees that reduce their performance; indexes do not. You cannot invest directly in an index. Please consult an investment or tax professional for more information.

For illustrative purposes only. Diversification does not guarantee investment returns and does not eliminate the risk of loss. Diversification among investment options and asset classes may help to reduce overall volatility.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	1

J.P. Morgan Exchange-Traded Funds

MARKET OVERVIEW

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

During the reporting period, U.S. financial markets largely outperformed other developed markets and emerging markets. Positive economic data, record high corporate earnings and rising interest rates provided support for U.S. equities, while investor uncertainty about overseas markets bolstered U.S. Treasury bonds during the final months of the reporting period.

Within fixed income markets, high yield bonds (also known as “junk bonds”) outperformed investment grade corporate debt and U.S. Treasury bonds. Emerging markets debt was among the worst performers, as rising U.S. interest rates and a stronger U.S. dollar hurt those nations most reliant on foreign borrowing and/or oil imports. Discrete political issues also weighed on bonds issued by Turkey, Brazil, Russia and Italy.

2	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

JPMorgan Disciplined High Yield ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Disciplined High Yield ETF
Net Asset Value*	1.86%
Market Price**	1.63%
ICE BofAML US High Yield Index (formerly BofA Merrill Lynch U.S. High Yield Index)	2.23%
Bloomberg Barclays US Aggregate Bond Index	1.15%

Net Assets as of 8/31/2018	$154,311,737
Duration as of 8/31/2018	4.28 Years

INVESTMENT OBJECTIVE***

The JPMorgan Disciplined High Yield ETF (the “Fund”) seeks to provide a high level of income. Capital appreciation is a secondary objective.

INVESTMENT APPROACH

The Fund invests in a diversified portfolio of high-yield securities (also called “junk bonds”). Issuers may be domestic or foreign, but the Fund only invests in U.S. dollar-denominated investments.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2018, the Fund posted positive absolute performance and underperformed the ICE BofAML US High Yield Index (the “Benchmark”) and outperformed the Bloomberg Barclays US Aggregate Bond Index.

During the reporting period, bonds rated CCC and lower significantly outperformed bonds rated BB and single-B as investors generally sought higher yields from lower quality debt. The Fund’s overweight position in bonds rated BB and its lack of holdings in bonds rated CCC detracted from performance relative to the Benchmark. To maintain sufficient liquidity, the Fund did not invest in bond issues of less than $500 million or in bond issuers with less than $1 billion in total bonds outstanding, which also detracted from relative performance.

Bonds issued by publicly traded companies outperformed bonds issued by privately held companies during the reporting period. The Fund does not invest in bonds issued by privately held companies, which helped performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund’s managers believe that bonds rated CCC generally have materially higher volatility and default risk than bonds rated BB and single-B, while providing inadequate incremental return over a market cycle to justify the higher volatility. In addition, the managers believe bonds issued by private companies have had a materially higher probability of default than similarly-rated bonds issued by public companies. As such, the Fund does not invest in bonds rated CCC or bonds issued by private companies. Relative to the Benchmark, the Fund was overweight in bonds rated BB and underweight in bonds rated B and CCC.

PORTFOLIO COMPOSITION****
Consumer Discretionary	24.2%
Energy	15.3
Telecommunication Services	9.9
Industrials	9.1
Health Care	8.7
Materials	7.9
Information Technology	7.4
Financials	6.1
Real Estate	3.4
Consumer Staples	2.8
Utilities	2.5
Short-Term Investments	2.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.78 as of August 31, 2018.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $49.94 as of August 31, 2018.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s composition is subject to change.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan Disciplined High Yield ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2018 (Unaudited)
	INCEPTION DATE	SIX MONTHS	1 YEAR	SINCE INCEPTION
JPMorgan Disciplined High Yield ETF
Net Asset Value	September 14, 2016	1.86%	1.68%	4.67%
Market Price		1.63%	1.27%	4.82%

LIFE OF FUND PERFORMANCE (9/14/16 TO 8/31/18)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on September 14, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Disciplined High Yield ETF, the ICE BofAML US High Yield Index and the Bloomberg Barclays US Aggregate Bond Index from September 14, 2016 to August 31, 2018. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML US High Yield Index and the Bloomberg Barclays US Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE BofAML US High Yield Index is an unmanaged index, which measures the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

JPMorgan Global Bond Opportunities ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Global Bond Opportunities ETF
Net Asset Value*	-0.53%
Market Price**	-0.63%
Bloomberg Barclays Multiverse Index	-1.92%

Net Assets as of 8/31/2018	$174,649,161
Duration as of 8/31/2018	2.93 Years

INVESTMENT OBJECTIVE***

The JPMorgan Global Bond Opportunities ETF (the “Fund”) seeks to provide total return.

INVESTMENT APPROACH

The Fund invests in bond and currency sectors across developed and emerging markets without benchmark constraints. The Fund is flexible and opportunistic and the Fund’s adviser has broad discretion to shift the Fund’s exposures to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2018, the Fund posted a return of -0.53%. The Fund is managed with an unconstrained orientation and is not managed relative to a benchmark index. While the Fund is not managed to a benchmark, its return is compared to the Bloomberg Barclays Multiverse Index, which returned -1.92% for the reporting period.

The Fund’s allocations to corporate high yield bonds (also known as “junk bonds”) and securitized debt were the leading contributors to absolute performance. High yield returns were supported by robust corporate earnings in the second quarter of 2018 and low default rates. Low supply of newly issued high yield bonds also supported prices. Strong U.S. consumer spending data bolstered yields on securitized debt.

The Fund’s allocation to emerging markets debt was the leading detractor from absolute performance. During the reporting period, emerging markets debt was hurt by the combination of rising U.S. interest rates and a strengthening U.S. dollar, along with discrete political-economic issues. The Fund’s short position in government interest rates detracted from performance as U.S. Treasury yields, which generally move in the opposite direction of prices, were restrained by U.S. trade tensions with China and other leading trading partners.

The Fund’s short position in German government bonds and its long positions in Italy, Spain and Portugal also detracted from performance as German bond prices rose amid political uncertainty in Italy.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund invested opportunistically across different markets and sectors. The Fund’s managers applied a flexible investment approach and did not manage to a benchmark. This allowed the Fund to shift its allocations based on changing market conditions. The Fund had exposure to a broad range of asset classes during the reporting period, including high yield and investment grade corporate bonds, agency and non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, emerging markets debt, convertible bonds and foreign government securities. At the end of the reporting period, the Fund’s largest allocations were to U.S. high yield bonds, investment grade corporate bonds and emerging markets sovereign debt. The Fund’s smallest allocations were in non-agency mortgage-backed securities, asset-backed securities, and collateralized loan obligations.

PORTFOLIO COMPOSITION BY COUNTRY****
United States	52.4%
Spain	4.1
Portugal	3.9
United Kingdom	3.4
France	3.2
Indonesia	2.2
Luxembourg	1.7
Italy	1.6
Sweden	1.5
Australia	1.5
Germany	1.4
Ireland	1.4
Netherlands	1.3
Mexico	1.3
Switzerland	1.3
Canada	1.2
South Africa	1.1
Greece	1.0
Others (each less than 1.0%)	9.6
Short-Term Investments	4.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.90 as of August 31, 2018.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $49.90 as of August 31, 2018.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s composition is subject to change.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan Global Bond Opportunities ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2018 (Unaudited)
	INCEPTION DATE	SIX MONTHS	1 YEAR	SINCE INCEPTION
JPMorgan Global Bond Opportunities ETF
Net Asset Value	April 5, 2017	-0.51%	0.76%	2.29%
Market Price		-0.63%	0.32%	2.29%

LIFE OF FUND PERFORMANCE (4/5/17 TO 8/31/18)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on April 5, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Global Bond Opportunities ETF and the Bloomberg Barclays Multiverse Index from April 5, 2017 to August 31, 2018. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays Multiverse Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays Multiverse Index is an unmanaged index, which measure the global fixed-income bond market that combines the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global High Yield Index. The Bloomberg Barclays Global Aggregate Index measures global investment grade debt from twenty-four different local currency markets. The Bloomberg Barclays Global High-Yield Index measures the global high-yield fixed income markets. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

JPMorgan Ultra-Short Income ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Ultra-Short Income ETF
Net Asset Value*	1.29%
Market Price**	1.29%
ICE BofAML 3-Month US Treasury Bill Index (formerly BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.93%

Net Assets as of 8/31/2018	$2,266,793,031
Duration as of 8/31/2018	0.51 Years

INVESTMENT OBJECTIVE***

The JPMorgan Ultra-Short Income ETF (the “Fund”) seeks to provide current income while seeking to maintain a low volatility of principal.

INVESTMENT APPROACH

The Fund primarily invests mainly in investment-grade, U.S. dollar-denominated fixed, variable and floating-rate debt. The Fund seeks to maintain a duration of one year or less, although under certain market conditions, the Fund’s duration may be longer than one year. The Fund’s adviser has broad discretion to shift the Fund’s exposure to strategies and sectors based on changing market conditions and its view of the best mix of investment opportunities.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2018, the Fund posted a positive return of 1.29%. While the Fund is not managed to a benchmark, its return is compared to the ICE BofAML 3-Month US Treasury Bill Index (the “Index”). While the Fund held a small amount of U.S. Treasury securities during the reporting period, the Index holds only U.S. Treasuries. The Fund outperformed the Index during the reporting period.

The Fund’s allocations to money market securities and investment grade corporate bonds were leading contributors to both absolute performance and performance relative to the Index during the reporting period. The Fund’s allocations to high quality collateralized loan obligations, asset-backed securities and commercial mortgage-backed securities also contributed to absolute and relative performance.

While the Fund’s longer overall duration relative to the Index was a modest detractor from relative performance, the enhanced yield from longer-dated securities contributed to absolute performance. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger decrease in price as interest rates rise versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio management team believed that interest rates would continue to move higher at a measured pace and that corporate credit fundamentals remained favorable, despite geopolitical risks and the potential impact of further escalation in international trade tensions. However, the team added a small allocation to U.S. Treasury bonds in an effort to protect against potential market volatility from trade uncertainty. As such, the portfolio was positioned during the reporting period with an overall average duration of 0.51 years. In descending order, the Fund’s largest allocations were in corporate bonds, money market securities, collateralized loan obligations, asset-backed securities, commercial mortgage-backed securities, U.S. Treasury bonds and non-corporate credit.

PORTFOLIO COMPOSITION BY SECTOR****
Financials	42.1%
Asset-Backed Securities	13.7
Utilities	5.1
Consumer Discretionary	4.1
Certificates of Deposit	3.4
Industrials	2.7
Health Care	2.5
Energy	2.2
Consumer Staples	1.7
Telecommunication Services	1.6
Information Technology	1.5
Materials	1.2
Real Estate	1.2
Others (each less than 1.0%)	1.3
Short-Term Investments	15.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.15 as of August 31, 2018.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $50.19 as of August 31, 2018.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s composition is subject to change.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	7

JPMorgan Ultra-Short Income ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2018 (Unaudited)
	INCEPTION DATE	SIX MONTHS	1 YEAR	SINCE INCEPTION
JPMorgan Ultra-Short Income ETF
Net Asset Value	May 17, 2017	1.29%	2.05%	1.98%
Market Price		1.29%	2.03%	2.04%

LIFE OF FUND PERFORMANCE (5/17/17 TO 8/31/18)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on May 17, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Income ETF and the ICE BofAML 3-Month US Treasury Bill Index from May 17, 2017 to August 31, 2018. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

JPMorgan USD Emerging Markets Sovereign Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan USD Emerging Markets Sovereign Bond ETF
Net Asset Value*	-3.89%
Market Price**	-3.45%
JPMorgan Emerging Markets Risk-Aware Bond Index	-3.57%

Net Assets as of 8/31/2018	$50,355,700
Duration as of 8/31/2018	6.73 Years

INVESTMENT OBJECTIVE***

The JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets. The Underlying Index utilizes a rules-based, proprietary methodology that filters for liquidity and country risk and allocates risk across credit ratings. The Underlying Index methodology includes monthly rebalancing. The Fund also employs optimization techniques to minimize tracking error to the Underlying Index

HOW DID THE FUND PERFORM?

For the six month ended August 31, 2018, the Fund posted a return of -3.89% and its performance deviated from the Underlying Index by -0.32%. Because the Fund’s holdings were closely aligned with those of the Underlying Index, variances in relative performance due to security selection and/or sector allocation were not significant. The majority of the Fund’s deviation against the Underlying Index was due to operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to Turkey and Ecuador were leading detractors from absolute performance. The Fund’s and the Underlying Index’s liquidity filter also detracted from absolute performance as less liquid bond issues outperformed other issues of emerging markets sovereign and quasi-sovereign debt.

The Fund and the Underlying Index had no exposure to Argentina and Venezuela, which was a positive contributor to absolute performance.

HOW WAS THE FUND POSITIONED?

The Fund invested at least 80% of its assets in securities included in the Underlying Index. During the reporting period, the Fund’s and Underlying Index’s largest allocations were to Turkey and Brazil and their smallest allocations were to India and Morocco.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	9

JPMorgan USD Emerging Markets Sovereign Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY COUNTRY****
Turkey	6.5%
Brazil	6.4
South Africa	5.6
Dominican Republic	4.6
Egypt	4.4
Ukraine	4.3
Mexico	4.3
Ecuador	4.3
Lebanon	4.0
Indonesia	3.4
Sri Lanka	3.1
China	2.9
Philippines	2.8
Russia	2.8
Croatia	2.7
Colombia	2.6
Kazakhstan	2.3
Azerbaijan	2.3
Peru	2.1
Oman	2.0
Poland	1.9
Jamaica	1.9
Hungary	1.8
Pakistan	1.7
Kenya	1.7
Uruguay	1.6
Ivory Coast	1.6
Malaysia	1.5
Panama	1.4
Chile	1.4
Iraq	1.3
Romania	1.0
Serbia	1.0
Others (each less than 1.0%)	6.3
Short-Term Investments	0.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $45.78 as of August 31, 2018.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca, Inc. The midpoint price was $46.11 as of August 31, 2018.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s composition is subject to change.

10	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

TOTAL RETURNS AS OF AUGUST 31, 2018 (Unaudited)
	INCEPTION DATE	SIX MONTHS	CUMULATIVE SINCE INCEPTION
JPMorgan USD Emerging Markets Sovereign Bond ETF
Net Asset Value	January 29, 2018	-3.89%	-5.84%
Market Price		-3.45%	-5.18%

LIFE OF FUND PERFORMANCE (1/29/18 TO 8/31/18)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 29, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan USD Emerging Markets Sovereign Bond ETF and the JPMorgan Emerging Markets Risk-Aware Bond Index from January 29, 2018 to August 31, 2018. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JPMorgan Emerging Markets Risk-Aware Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The JPMorgan Emerging Markets Risk-Aware Bond Index (the “index”) is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets selected using a rules-based methodology and is owned by J.P. Morgan Investment Inc., the Fund’s adviser (the “Adviser”). The Index is maintained and calculated by J.P. Morgan Securities LLC (“JPMS” or the “Index Provider”), which selects securities in accordance with the methodology from among the components of the J.P. Morgan Emerging Market Bond Index Global Diversified, which was developed and is maintained by the Index Provider. The Index Provider and the Adviser are both wholly-owned subsidiaries of JPMorgan Chase & Co., a publicly-held financial services holding company. The Index starts with the

J.P. Morgan Emerging Market Bond Index Global Diversified and applies a proprietary methodology that filters for liquidity and for country risk and allocates risk based on credit rating. Historically, the J.P. Morgan Emerging Markets Bond Index Global Diversified has included bonds issued by the countries of Angola, Argentina, Armenia, Azerbaijan, Belize, Bolivia, Brazil, Cameroon, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russian Federation, Senegal, Serbia, Slovakia, South Africa, Sri Lanka, Suriname, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia; however, this universe of countries may change in accordance with the Index Provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	11

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — 96.3%
	Aerospace & Defense — 2.3%
	Arconic, Inc.
250,000	6.15%, 8/15/2020	260,000
344,000	5.40%, 4/15/2021	353,171
398,000	5.13%, 10/1/2024	399,791
	Bombardier, Inc. (Canada)
394,000	8.75%, 12/1/2021 (a)	435,370
344,000	6.13%, 1/15/2023 (a)	346,580
419,000	7.50%, 3/15/2025 (a)	432,617
348,000	KLX, Inc. 5.88%, 12/1/2022 (a)	360,180
	TransDigm, Inc.
325,000	6.00%, 7/15/2022	328,250
338,000	6.50%, 7/15/2024	343,493
280,000	6.38%, 6/15/2026	282,975

		3,542,427

	Air Freight & Logistics — 0.3%
	XPO Logistics, Inc.
307,000	6.50%, 6/15/2022 (a)	317,122
155,000	6.13%, 9/1/2023 (a)	159,650

		476,772

	Airlines — 0.2%
	American Airlines Group, Inc.
176,000	5.50%, 10/1/2019 (a)	178,200
149,000	4.63%, 3/1/2020 (a)	149,894

		328,094

	Auto Components — 1.6%
263,000	Allison Transmission, Inc. 5.00%, 10/1/2024 (a)	259,055
	American Axle & Manufacturing, Inc.
86,000	6.63%, 10/15/2022	88,150
181,000	6.25%, 4/1/2025	180,095
155,000	6.50%, 4/1/2027	153,450
	Goodyear Tire & Rubber Co. (The)
263,000	5.13%, 11/15/2023	262,343
235,000	5.00%, 5/31/2026	220,606
182,000	4.88%, 3/15/2027	166,985
	Icahn Enterprises LP
392,000	6.00%, 8/1/2020	398,742
311,000	5.88%, 2/1/2022	316,300
348,000	6.25%, 2/1/2022	357,535
130,000	6.38%, 12/15/2025	131,625

		2,534,886

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Automobiles — 1.0%
	Fiat Chrysler Automobiles NV (United Kingdom)
402,000	4.50%, 4/15/2020	404,010
400,000	5.25%, 4/15/2023	406,500
	Jaguar Land Rover Automotive plc (United Kingdom)
200,000	4.13%, 12/15/2018 (a)	200,000
200,000	4.25%, 11/15/2019 (a)	199,500
200,000	3.50%, 3/15/2020 (a)	197,000
200,000	4.50%, 10/1/2027 (a)	169,250

		1,576,260

	Banks — 1.7%
	CIT Group, Inc.
101,500	3.88%, 2/19/2019	102,058
114,000	4.13%, 3/9/2021	114,428
326,000	5.00%, 8/15/2022	332,520
212,000	5.00%, 8/1/2023	215,445
103,000	5.25%, 3/7/2025	104,738
346,000	Goldman Sachs Capital I 6.35%, 2/15/2034	404,852
	Intesa Sanpaolo SpA (Italy)
600,000	5.02%, 6/26/2024 (a)	542,594
400,000	5.71%, 1/15/2026 (a)	362,934
	Lloyds Banking Group plc (United Kingdom)
29,000	(ICE LIBOR USD 3 Month + 1.27%), 6.66%, 5/21/2037 (a) (b) (c) (d)	29,834
	UniCredit SpA (Italy)
400,000	(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a) (c)	349,350

		2,558,753

	Beverages — 0.0% (e)
40,000	Cott Holdings, Inc. (Canada) 5.50%, 4/1/2025 (a)	39,174

	Building Products — 0.2%
112,000	Builders FirstSource, Inc. 5.63%, 9/1/2024 (a)	108,780
146,000	Summit Materials LLC 6.13%, 7/15/2023	148,008

		256,788

	Capital Markets — 1.5%
408,000	Deutsche Bank AG (Germany) 4.50%, 4/1/2025	381,557
408,000	(USD Swap Semi 5 Year + 2.25%), 4.30%, 5/24/2028 (c)	372,733
400,000	(USD ICE Swap Rate 5 Year + 2.55%), 4.87%, 12/1/2032 (c)	347,124

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Capital Markets — continued
340,000	Dresdner Funding Trust I (Germany) 8.15%, 6/30/2031 (a)	418,424
	MSCI, Inc.
248,000	5.25%, 11/15/2024 (a)	254,820
240,000	5.75%, 8/15/2025 (a)	250,800
98,000	4.75%, 8/1/2026 (a)	97,755
144,000	5.38%, 5/15/2027 (a)	147,960

		2,271,173

	Chemicals — 2.2%
318,000	Ashland LLC 4.75%, 8/15/2022 (f)	321,244
	Blue Cube Spinco LLC
212,000	9.75%, 10/15/2023	240,355
99,000	10.00%, 10/15/2025	114,592
	CF Industries, Inc.
56,000	7.13%, 5/1/2020	59,220
174,000	3.45%, 6/1/2023	167,040
213,000	5.15%, 3/15/2034	200,752
192,000	4.95%, 6/1/2043	168,576
214,000	5.38%, 3/15/2044	195,275
	Chemours Co. (The)
224,000	6.63%, 5/15/2023	234,640
214,000	7.00%, 5/15/2025	228,445
155,000	5.38%, 5/15/2027	152,288
192,000	Huntsman International LLC 4.88%, 11/15/2020	196,416
	Olin Corp.
97,000	5.13%, 9/15/2027	96,030
115,000	5.00%, 2/1/2030	109,825
	Platform Specialty Products Corp.
304,000	6.50%, 2/1/2022 (a)	310,840
235,000	5.88%, 12/1/2025 (a)	233,238
150,000	Tronox, Inc. 6.50%, 4/15/2026 (a)	147,000
168,000	WR Grace & Co.-Conn. 5.13%, 10/1/2021 (a)	172,620

		3,348,396

	Commercial Services & Supplies — 1.9%
	ADT Corp. (The)
268,000	6.25%, 10/15/2021	282,740
269,000	3.50%, 7/15/2022	254,542
189,000	4.13%, 6/15/2023	179,786
	Aramark Services, Inc.
241,000	5.13%, 1/15/2024	244,733
129,000	5.00%, 4/1/2025 (a)	129,806
77,000	4.75%, 6/1/2026	75,845

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Commercial Services & Supplies — continued
315,000	5.00%, 2/1/2028 (a)	308,700
190,000	Nielsen Co. Luxembourg SARL (The) 5.50%, 10/1/2021 (a)	190,238
	Nielsen Finance LLC
241,000	4.50%, 10/1/2020	240,397
699,000	5.00%, 4/15/2022 (a)	678,764
	Pitney Bowes, Inc.
150,000	3.62%, 10/1/2021 (f)	142,219
145,000	4.63%, 3/15/2024	130,021

		2,857,791

	Communications Equipment — 1.0%
	CommScope Technologies LLC
419,000	6.00%, 6/15/2025 (a)	433,665
177,000	5.00%, 3/15/2027 (a)	172,132
	CommScope, Inc.
94,000	5.00%, 6/15/2021 (a)	94,470
170,000	5.50%, 6/15/2024 (a)	172,125
	Nokia OYJ (Finland)
111,000	5.38%, 5/15/2019	112,604
115,000	3.38%, 6/12/2022	112,399
108,000	4.38%, 6/12/2027	103,815
128,000	6.63%, 5/15/2039	137,600
	Telefonaktiebolaget LM Ericsson (Sweden)
278,000	4.13%, 5/15/2022	274,933

		1,613,743

	Construction & Engineering — 0.3%
	AECOM
224,000	5.88%, 10/15/2024	239,095
276,000	5.13%, 3/15/2027	271,170

		510,265

	Consumer Finance — 2.3%
	Ally Financial, Inc.
263,000	8.00%, 3/15/2020	279,109
207,000	4.13%, 3/30/2020	207,776
283,000	5.75%, 11/20/2025	293,259
545,000	8.00%, 11/1/2031	666,262
	Navient Corp.
226,000	5.50%, 1/15/2019	227,763
342,000	8.00%, 3/25/2020	362,605
251,000	6.50%, 6/15/2022	259,547
218,000	5.50%, 1/25/2023	215,545
	Springleaf Finance Corp.
101,000	5.25%, 12/15/2019	102,389

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	13

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Consumer Finance — continued
231,000	8.25%, 12/15/2020	249,769
31,000	7.75%, 10/1/2021	33,480
224,000	6.13%, 5/15/2022	230,160
151,000	5.63%, 3/15/2023	150,622
209,000	6.88%, 3/15/2025	209,063
76,000	7.13%, 3/15/2026	75,625

		3,562,974

	Containers & Packaging — 2.4%
	Ardagh Packaging Finance plc (Ireland)
400,000	4.63%, 5/15/2023 (a)	396,500
600,000	7.25%, 5/15/2024 (a)	630,750
600,000	6.00%, 2/15/2025 (a)	586,500
	Ball Corp.
275,000	4.38%, 12/15/2020	278,438
278,000	4.00%, 11/15/2023	271,397
280,000	5.25%, 7/1/2025	288,400
	Berry Global, Inc.
148,000	5.50%, 5/15/2022	150,775
194,000	5.13%, 7/15/2023	193,030
106,000	4.50%, 2/15/2026 (a)	99,375
	Crown Americas LLC
280,000	4.50%, 1/15/2023	280,000
253,000	4.75%, 2/1/2026 (a)	242,880
	Owens-Brockway Glass Container, Inc.
97,000	5.00%, 1/15/2022 (a)	97,242
194,000	5.88%, 8/15/2023 (a)	198,850

		3,714,137

	Diversified Consumer Services — 0.2%
	Service Corp. International
206,000	5.38%, 5/15/2024	210,120
151,000	4.63%, 12/15/2027	144,960

		355,080

	Diversified Financial Services — 0.2%
113,000	Nationstar Mortgage LLC 6.50%, 7/1/2021	113,000
	Voya Financial, Inc.
173,000	(ICE LIBOR USD 3 Month + 3.58%), 5.65%, 5/15/2053 (c)	173,000

		286,000

	Diversified Telecommunication Services — 6.3%
	Altice France SA (France)
400,000	6.25%, 5/15/2024 (a)	395,000
1,559,000	7.38%, 5/1/2026 (a)	1,531,717

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Diversified Telecommunication Services — continued
	CCO Holdings LLC
124,000	5.88%, 4/1/2024 (a)	126,480
704,000	5.75%, 2/15/2026 (a)	704,000
65,000	5.50%, 5/1/2026 (a)	64,188
912,000	5.13%, 5/1/2027 (a)	869,820
702,000	5.00%, 2/1/2028 (a)	657,444
	CenturyLink, Inc.
367,000	Series S, 6.45%, 6/15/2021	381,680
396,000	Series T, 5.80%, 3/15/2022	404,791
276,000	Series Y, 7.50%, 4/1/2024	295,320
415,000	Embarq Corp. 8.00%, 6/1/2036	404,625
400,000	Intelsat Jackson Holdings SA (Luxembourg) 8.00%, 2/15/2024 (a)	421,000
	Level 3 Financing, Inc.
280,000	5.38%, 8/15/2022	282,800
261,000	5.38%, 1/15/2024	261,000
224,000	5.38%, 5/1/2025	221,200
200,000	Sable International Finance Ltd. 6.88%, 8/1/2022 (a)	208,250
750,000	Sprint Capital Corp. 6.88%, 11/15/2028	744,375
	Telecom Italia Capital SA (Italy)
278,000	7.20%, 7/18/2036	296,765
302,000	7.72%, 6/4/2038	330,690
400,000	Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	399,000
	Virgin Media Finance plc (United Kingdom)
128,000	6.38%, 4/15/2023 (a)	131,840
	Virgin Media Secured Finance plc (United Kingdom)
400,000	5.25%, 1/15/2026 (a)	389,080
200,000	5.50%, 8/15/2026 (a)	196,500

		9,717,565

	Electric Utilities — 0.7%
220,000	DPL, Inc. 7.25%, 10/15/2021	238,150
329,000	Emera, Inc. (Canada) Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (c)	348,780
	NextEra Energy Operating Partners LP
171,000	4.25%, 9/15/2024 (a)	166,725
166,000	4.50%, 9/15/2027 (a)	157,700
162,000	Vistra Operations Co. LLC 5.50%, 9/1/2026 (a)	164,883

		1,076,238

	Electrical Equipment — 0.4%
150,000	Energizer Gamma Acquisition, Inc. 6.38%, 7/15/2026 (a)	155,062

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Electrical Equipment — continued
	Sensata Technologies BV
149,000	4.88%, 10/15/2023 (a)	149,000
207,000	5.00%, 10/1/2025 (a)	206,483
176,000	Vertiv Group Corp. 9.25%, 10/15/2024 (a)	180,840

		691,385

	Electronic Equipment, Instruments & Components — 0.3%
	CDW LLC
154,000	5.00%, 9/1/2023	157,080
139,000	5.50%, 12/1/2024	144,560
194,000	5.00%, 9/1/2025	192,788

		494,428

	Energy Equipment & Services — 2.7%
	Diamond Offshore Drilling, Inc.
134,000	7.88%, 8/15/2025	136,680
136,000	5.70%, 10/15/2039	108,120
221,000	4.88%, 11/1/2043	157,463
	Ensco plc
98,000	4.50%, 10/1/2024	81,340
171,000	5.20%, 3/15/2025	142,999
274,000	7.75%, 2/1/2026	261,670
271,000	5.75%, 10/1/2044	197,152
362,000	McDermott Technology Americas, Inc. 10.63%, 5/1/2024 (a)	385,186
	Nabors Industries, Inc.
208,000	5.00%, 9/15/2020	208,741
197,000	4.63%, 9/15/2021	195,676
165,000	5.50%, 1/15/2023	164,490
235,000	5.75%, 2/1/2025 (a)	226,036
	Noble Holding International Ltd.
186,000	7.75%, 1/15/2024	181,815
207,000	7.88%, 2/1/2026 (a)	212,175
124,000	5.25%, 3/15/2042	86,180
	Rowan Cos., Inc.
193,000	4.88%, 6/1/2022	179,490
165,000	7.38%, 6/15/2025	158,400
	SESI LLC
195,000	7.13%, 12/15/2021	197,925
145,000	7.75%, 9/15/2024	150,075
44,500	Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024 (a)	47,003
32,300	Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	33,090
349,000	Transocean, Inc. 9.00%, 7/15/2023 (a)	376,484
212,000	7.50%, 1/15/2026 (a)	215,975

		4,104,165

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — 2.8%
163,000	CyrusOne LP 5.00%, 3/15/2024	165,037
	Equinix, Inc.
275,000	5.38%, 4/1/2023	280,844
320,000	5.88%, 1/15/2026	332,000
347,000	5.38%, 5/15/2027	353,072
356,000	ESH Hospitality, Inc. 5.25%, 5/1/2025 (a)	344,875
	Iron Mountain, Inc.
88,000	6.00%, 8/15/2023	90,310
279,000	5.75%, 8/15/2024	276,559
278,000	4.88%, 9/15/2027 (a)	257,595
220,000	5.25%, 3/15/2028 (a)	208,175
	MGM Growth Properties Operating Partnership LP
337,000	5.63%, 5/1/2024	346,689
148,000	4.50%, 9/1/2026	140,970
	MPT Operating Partnership LP
149,000	6.38%, 3/1/2024	157,091
103,000	5.25%, 8/1/2026	103,000
392,000	5.00%, 10/15/2027	384,160
	SBA Communications Corp.
216,000	4.88%, 7/15/2022	218,700
212,000	4.00%, 10/1/2022	207,281
320,000	4.88%, 9/1/2024	315,744
160,000	Uniti Group LP 6.00%, 4/15/2023 (a)	153,600

		4,335,702

	Food & Staples Retailing — 0.3%
445,000	Rite Aid Corp. 6.13%, 4/1/2023 (a)	399,254
105,000	Tesco plc (United Kingdom) 6.15%, 11/15/2037 (a)	111,936

		511,190

	Food Products — 1.9%
	B&G Foods, Inc.
206,000	4.63%, 6/1/2021	204,970
258,000	5.25%, 4/1/2025	250,582
	Lamb Weston Holdings, Inc.
228,000	4.63%, 11/1/2024 (a)	224,010
228,000	4.88%, 11/1/2026 (a)	224,580
	Pilgrim’s Pride Corp.
275,000	5.75%, 3/15/2025 (a)	266,063
231,000	5.88%, 9/30/2027 (a)	219,450
	Post Holdings, Inc.
269,000	5.50%, 3/1/2025 (a)	268,327
481,000	5.00%, 8/15/2026 (a)	461,760
385,000	5.75%, 3/1/2027 (a)	380,188

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	15

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Food Products — continued
225,000	5.63%, 1/15/2028 (a)	217,406
218,000	TreeHouse Foods, Inc. 6.00%, 2/15/2024 (a)	220,725

		2,938,061

	Gas Utilities — 0.5%
	AmeriGas Partners LP
171,000	5.63%, 5/20/2024	169,717
207,000	5.50%, 5/20/2025	202,860
201,000	5.88%, 8/20/2026	199,493
129,000	Suburban Propane Partners LP 5.50%, 6/1/2024	126,420

		698,490

	Health Care Equipment & Supplies — 0.6%
258,000	Hologic, Inc. 4.38%, 10/15/2025 (a)	248,325
	Mallinckrodt International Finance SA
207,000	4.88%, 4/15/2020 (a)	206,224
245,000	5.75%, 8/1/2022 (a)	228,462
208,000	5.63%, 10/15/2023 (a)	185,380
96,000	Teleflex, Inc. 4.63%, 11/15/2027	91,440

		959,831

	Health Care Providers & Services — 5.7%
187,000	Acadia Healthcare Co., Inc. 5.63%, 2/15/2023	190,740
	Centene Corp.
396,000	5.63%, 2/15/2021	403,920
276,000	6.13%, 2/15/2024	290,145
336,000	4.75%, 1/15/2025	337,680
459,000	5.38%, 6/1/2026 (a)	473,839
	DaVita, Inc.
345,000	5.75%, 8/15/2022	349,744
492,000	5.13%, 7/15/2024	474,347
418,000	5.00%, 5/1/2025	396,055
335,000	Encompass Health Corp. 5.75%, 11/1/2024	339,188
	Envision Healthcare Corp.
214,000	5.13%, 7/1/2022 (a)	217,210
320,000	5.63%, 7/15/2022	328,000
224,000	6.25%, 12/1/2024 (a)	239,120
	HCA, Inc.
840,000	6.50%, 2/15/2020	871,920
559,000	5.00%, 3/15/2024	571,577
728,000	5.38%, 2/1/2025	736,321
45,000	5.50%, 6/15/2047	45,113
	LifePoint Health, Inc.
304,000	5.50%, 12/1/2021	308,940
103,000	5.88%, 12/1/2023	107,919

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Health Care Providers & Services — continued
97,000	5.38%, 5/1/2024	100,759
194,000	Molina Healthcare, Inc. 5.38%, 11/15/2022 (f)	197,880
	Tenet Healthcare Corp.
502,000	6.00%, 10/1/2020	521,453
548,000	4.63%, 7/15/2024	536,782
392,000	5.13%, 5/1/2025	389,550
332,000	WellCare Health Plans, Inc. 5.25%, 4/1/2025	339,470

		8,767,672

	Health Care Technology — 0.4%
	IQVIA, Inc.
221,000	4.88%, 5/15/2023 (a)	221,553
400,000	5.00%, 10/15/2026 (a)	395,000

		616,553

	Hotels, Restaurants & Leisure — 6.7%
	1011778 BC ULC (Canada)
348,000	4.63%, 1/15/2022 (a)	348,000
422,000	4.25%, 5/15/2024 (a)	403,010
850,000	5.00%, 10/15/2025 (a)	820,250
	Boyd Gaming Corp.
216,000	6.88%, 5/15/2023	227,070
214,000	6.38%, 4/1/2026	219,082
205,000	6.00%, 8/15/2026	206,538
477,000	Caesars Resort Collection LLC 5.25%, 10/15/2025 (a)	456,131
258,000	Eldorado Resorts, Inc. 6.00%, 4/1/2025	262,192
	GLP Capital LP
275,000	4.88%, 11/1/2020	281,875
96,000	5.38%, 11/1/2023	101,040
128,000	5.25%, 6/1/2025	133,120
270,000	5.38%, 4/15/2026	280,382
	Hilton Domestic Operating Co., Inc.
318,000	4.25%, 9/1/2024	309,255
462,000	5.13%, 5/1/2026 (a)	462,578
	Hilton Worldwide Finance LLC
260,000	4.63%, 4/1/2025	256,750
189,000	4.88%, 4/1/2027	185,929
	International Game Technology plc
200,000	5.63%, 2/15/2020 (a)	203,500
400,000	6.25%, 2/15/2022 (a)	412,800
400,000	6.50%, 2/15/2025 (a)	420,000
	KFC Holding Co.
287,000	5.00%, 6/1/2024 (a)	286,282

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Hotels, Restaurants & Leisure — continued
292,000	5.25%, 6/1/2026 (a)	292,000
187,000	4.75%, 6/1/2027 (a)	178,118
	MGM Resorts International
370,000	6.63%, 12/15/2021	391,275
227,000	7.75%, 3/15/2022	249,416
346,000	6.00%, 3/15/2023	359,200
207,000	5.75%, 6/15/2025	208,449
21,000	NCL Corp. Ltd. 4.75%, 12/15/2021 (a)	21,131
	Sabre GLBL, Inc.
119,000	5.38%, 4/15/2023 (a)	119,893
103,000	5.25%, 11/15/2023 (a)	103,219
351,000	Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	333,450
	Six Flags Entertainment Corp.
278,000	4.88%, 7/31/2024 (a)	273,135
148,000	5.50%, 4/15/2027 (a)	146,890
300,000	Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (a)	312,000
184,000	Wyndham Destinations, Inc. 4.25%, 3/1/2022	177,089
	Wynn Las Vegas LLC
153,000	4.25%, 5/30/2023 (a)	146,689
540,000	5.50%, 3/1/2025 (a)	534,276
281,000	5.25%, 5/15/2027 (a)	262,735

		10,384,749

	Household Durables — 1.2%
	Brookfield Residential Properties, Inc. (Canada)
134,000	6.50%, 12/15/2020 (a)	134,804
99,000	6.13%, 7/1/2022 (a)	99,742
	Lennar Corp.
23,000	4.50%, 11/15/2019	23,230
138,000	4.13%, 1/15/2022	137,137
28,000	4.75%, 11/15/2022 (f)	28,035
181,000	4.50%, 4/30/2024	177,661
257,000	4.75%, 11/29/2027	245,114
96,000	MDC Holdings, Inc. 6.00%, 1/15/2043	82,560
	PulteGroup, Inc.
205,000	4.25%, 3/1/2021	206,086
194,000	5.50%, 3/1/2026	192,545
184,000	5.00%, 1/15/2027	175,260
158,000	Taylor Morrison Communities, Inc. 5.25%, 4/15/2021 (a)	157,803
134,000	Tempur Sealy International, Inc. 5.50%, 6/15/2026	130,650

		1,790,627

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Household Products — 0.4%
180,000	Energizer Holdings, Inc. 5.50%, 6/15/2025 (a)	179,550
	Spectrum Brands, Inc.
134,000	6.63%, 11/15/2022	137,853
295,000	5.75%, 7/15/2025	297,950

		615,353

	Independent Power and Renewable Electricity Producers — 1.3%
	AES Corp.
206,000	4.88%, 5/15/2023	208,575
124,000	5.50%, 4/15/2025	127,410
	NRG Energy, Inc.
139,000	6.25%, 7/15/2022	143,517
293,000	7.25%, 5/15/2026	316,440
347,000	6.63%, 1/15/2027	363,049
	Vistra Energy Corp.
489,000	7.38%, 11/1/2022	509,171
337,000	7.63%, 11/1/2024	362,275

		2,030,437

	Insurance — 0.1%
163,000	Genworth Holdings, Inc. 7.63%, 9/24/2021	168,705

	Internet & Direct Marketing Retail — 1.2%
	Netflix, Inc.
26,000	5.50%, 2/15/2022	26,812
173,000	5.88%, 2/15/2025	178,623
269,000	4.38%, 11/15/2026	253,449
447,000	4.88%, 4/15/2028 (a)	423,533
516,000	5.88%, 11/15/2028 (a)	517,192
	QVC, Inc.
176,000	4.38%, 3/15/2023	173,988
139,000	4.85%, 4/1/2024	138,929
164,000	4.45%, 2/15/2025	157,380

		1,869,906

	Internet Software & Services — 1.0%
	VeriSign, Inc.
176,000	4.63%, 5/1/2023	178,499
148,000	5.25%, 4/1/2025	150,043
168,000	4.75%, 7/15/2027	161,910
	Zayo Group LLC
401,000	6.00%, 4/1/2023	413,299
238,000	6.38%, 5/15/2025	248,710
465,000	5.75%, 1/15/2027 (a)	466,162

		1,618,623

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	17

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	IT Services — 1.4%
	First Data Corp.
960,000	7.00%, 12/1/2023 (a)	998,880
537,000	5.00%, 1/15/2024 (a)	538,101
620,000	5.75%, 1/15/2024 (a)	632,400

		2,169,381

	Leisure Products — 0.3%
450,000	Mattel, Inc. 6.75%, 12/31/2025 (a)	440,748

	Machinery — 0.5%
	Novelis Corp.
328,000	6.25%, 8/15/2024 (a)	332,100
467,000	5.88%, 9/30/2026 (a)	454,765

		786,865

	Media — 10.6%
	Altice Financing SA (Luxembourg)
600,000	6.63%, 2/15/2023 (a)	603,744
850,000	7.50%, 5/15/2026 (a)	809,625
	Altice Luxembourg SA (Luxembourg)
400,000	7.75%, 5/15/2022 (a)	385,500
400,000	7.63%, 2/15/2025 (a)	369,716
	Altice US Finance I Corp.
400,000	5.38%, 7/15/2023 (a)	402,500
400,000	5.50%, 5/15/2026 (a)	393,000
	AMC Entertainment Holdings, Inc.
139,000	5.75%, 6/15/2025	134,918
174,000	5.88%, 11/15/2026	169,650
	AMC Networks, Inc.
138,000	4.75%, 12/15/2022	138,000
330,000	5.00%, 4/1/2024	324,637
232,000	4.75%, 8/1/2025	223,880
	Cequel Communications Holdings I LLC
327,000	5.13%, 12/15/2021 (a)	326,856
200,000	7.75%, 7/15/2025 (a)	212,750
400,000	7.50%, 4/1/2028 (a)	417,000
176,000	Cinemark USA, Inc. 4.88%, 6/1/2023	173,800
	Clear Channel Worldwide Holdings, Inc.
210,000	Series A, 6.50%, 11/15/2022	213,937
561,000	Series B, 6.50%, 11/15/2022	573,623
	CSC Holdings LLC
600,000	10.13%, 1/15/2023 (a)	657,000
567,000	10.88%, 10/15/2025 (a)	659,846
400,000	5.50%, 4/15/2027 (a)	389,500
	DISH DBS Corp.
612,000	6.75%, 6/1/2021	621,180
613,000	5.88%, 7/15/2022	588,480

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Media — continued
610,000	5.88%, 11/15/2024	530,700
	Lamar Media Corp.
155,000	5.00%, 5/1/2023	157,712
152,000	5.38%, 1/15/2024	154,660
128,000	Live Nation Entertainment, Inc. 4.88%, 11/1/2024 (a)	125,920
393,000	Meredith Corp. 6.88%, 2/1/2026 (a)	397,913
267,000	Nexstar Broadcasting, Inc. 5.63%, 8/1/2024 (a)	262,381
	Outfront Media Capital LLC
156,000	5.25%, 2/15/2022	156,778
158,000	5.63%, 2/15/2024	159,778
266,000	Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023	275,310
134,000	Sinclair Television Group, Inc. 5.38%, 4/1/2021	134,502
108,000	6.13%, 10/1/2022	110,722
160,000	5.63%, 8/1/2024 (a)	157,600
	Sirius XM Radio, Inc.
325,000	3.88%, 8/1/2022 (a)	318,890
467,000	6.00%, 7/15/2024 (a)	485,260
36,000	5.38%, 4/15/2025 (a)	36,540
467,000	5.00%, 8/1/2027 (a)	451,234
	TEGNA, Inc.
140,000	5.13%, 7/15/2020	141,225
146,000	6.38%, 10/15/2023	151,292
400,000	Telenet Finance Luxembourg Notes SARL (Belgium) 5.50%, 3/1/2028 (a)	374,000
316,000	Tribune Media Co. 5.88%, 7/15/2022	320,740
400,000	Unitymedia GmbH (Germany) 6.13%, 1/15/2025 (a)	418,000
200,000	Unitymedia Hessen GmbH & Co. KG (Germany) 5.00%, 1/15/2025 (a)	203,250
200,000	UPC Holding BV (Netherlands) 5.50%, 1/15/2028 (a)	186,250
400,000	UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025 (a)	395,040
	Viacom, Inc.
184,000	(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 2/28/2057 (c)	179,616
184,000	(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (c)	182,108
	Videotron Ltd. (Canada)
237,000	5.00%, 7/15/2022	241,148
184,000	5.13%, 4/15/2027 (a)	182,160
150,000	Ziggo Bond Finance BV (Netherlands) 6.00%, 1/15/2027 (a)	136,125

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Media — continued
600,000	Ziggo BV (Netherlands) 5.50%, 1/15/2027 (a)	565,128

		16,381,124

	Metals & Mining — 3.3%
	Alcoa Nederland Holding BV
200,000	6.75%, 9/30/2024 (a)	212,000
200,000	7.00%, 9/30/2026 (a)	215,750
200,000	6.13%, 5/15/2028 (a)	206,500
	Allegheny Technologies, Inc.
99,000	5.95%, 1/15/2021	100,485
179,000	7.88%, 8/15/2023 (f)	191,530
312,000	Cleveland-Cliffs, Inc. 5.75%, 3/1/2025	306,403
	Constellium NV
250,000	6.63%, 3/1/2025 (a)	254,375
250,000	5.88%, 2/15/2026 (a)	245,000
	FMG Resources August 2006 Pty. Ltd. (Australia)
214,000	4.75%, 5/15/2022 (a)	209,998
161,000	5.13%, 3/15/2023 (a)	157,378
207,000	5.13%, 5/15/2024 (a)	200,272
	Freeport-McMoRan, Inc.
581,000	3.55%, 3/1/2022	560,665
593,000	3.88%, 3/15/2023	570,762
571,000	5.45%, 3/15/2043	509,389
139,000	Hudbay Minerals, Inc. (Canada) 7.63%, 1/15/2025 (a)	141,259
	Steel Dynamics, Inc.
194,000	5.13%, 10/1/2021	196,716
149,000	5.50%, 10/1/2024	152,725
222,000	Teck Resources Ltd. (Canada) 6.25%, 7/15/2041	233,722
	United States Steel Corp.
213,000	6.88%, 8/15/2025	216,195
178,000	6.25%, 3/15/2026	177,332

		5,058,456

	Mortgage Real Estate Investment Trusts (REITs) — 0.3%
	Starwood Property Trust, Inc.
108,000	3.63%, 2/1/2021 (a)	105,300
171,000	5.00%, 12/15/2021	172,283
115,000	4.75%, 3/15/2025	109,250

		386,833

	Oil, Gas & Consumable Fuels — 12.5%
	Antero Resources Corp.
280,000	5.38%, 11/1/2021	284,550

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Oil, Gas & Consumable Fuels — continued
320,000	5.13%, 12/1/2022	323,200
215,000	5.63%, 6/1/2023	221,246
109,000	Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	111,452
	Cheniere Corpus Christi Holdings LLC
415,000	7.00%, 6/30/2024	459,094
418,000	5.88%, 3/31/2025	444,125
462,000	5.13%, 6/30/2027	470,085
418,000	Cheniere Energy Partners LP 5.25%, 10/1/2025	418,000
399,000	Chesapeake Energy Corp. 8.00%, 12/15/2022 (a)	419,449
377,000	CNX Resources Corp. 5.88%, 4/15/2022	376,981
	Continental Resources, Inc.
448,000	5.00%, 9/15/2022	453,551
418,000	4.50%, 4/15/2023	427,458
269,000	3.80%, 6/1/2024	264,755
240,000	4.38%, 1/15/2028	238,269
	Crestwood Midstream Partners LP
200,000	6.25%, 4/1/2023 (f)	206,250
145,000	5.75%, 4/1/2025	148,081
115,000	DCP Midstream LP Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.37%, 12/15/2022 (b) (c) (d)	115,000
	DCP Midstream Operating LP
139,000	5.35%, 3/15/2020 (a)	142,127
67,000	3.88%, 3/15/2023	65,325
174,000	(ICE LIBOR USD 3 Month + 3.85%), 5.85%, 5/21/2043 (a) (c)	160,080
155,000	Denbury Resources, Inc. 9.00%, 5/15/2021 (a)	166,625
	Diamondback Energy, Inc.
147,000	4.75%, 11/1/2024	147,919
149,000	5.38%, 5/31/2025	152,352
	Enbridge, Inc. (Canada)
210,000	Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (c)	204,225
281,000	(ICE LIBOR USD 3 Month + 3.42%), 5.50%, 7/15/2077 (c)	262,033
265,000	(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (c)	256,840
	Energy Transfer Equity LP
334,000	7.50%, 10/15/2020	359,467
272,000	4.25%, 3/15/2023	272,762
336,000	5.88%, 1/15/2024	357,000
60,000	5.50%, 6/1/2027	62,925

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	19

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Energy Transfer Partners LP
267,000	Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 2/15/2023 (b) (c) (d)	258,323
171,000	Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (b) (c) (d)	164,694
	EnLink Midstream Partners LP
170,000	4.40%, 4/1/2024	165,646
220,000	4.15%, 6/1/2025	207,014
150,000	5.45%, 6/1/2047	133,130
207,000	Extraction Oil & Gas, Inc. 5.63%, 2/1/2026 (a)	193,804
	Genesis Energy LP
176,000	6.75%, 8/1/2022	179,520
174,000	6.50%, 10/1/2025	168,345
	Gulfport Energy Corp.
198,000	6.00%, 10/15/2024	195,525
176,000	6.38%, 5/15/2025‡	174,460
	MEG Energy Corp. (Canada)
214,000	6.38%, 1/30/2023 (a)	194,205
267,000	7.00%, 3/31/2024 (a)	242,636
252,000	6.50%, 1/15/2025 (a)	250,740
	Murphy Oil Corp.
10,000	4.00%, 6/1/2022	9,860
176,000	4.45%, 12/1/2022 (f)	175,588
170,000	6.88%, 8/15/2024	179,552
170,000	5.75%, 8/15/2025	170,298
	Newfield Exploration Co.
214,000	5.75%, 1/30/2022	225,770
280,000	5.63%, 7/1/2024	298,550
202,000	5.38%, 1/1/2026	210,585
181,000	NGL Energy Partners LP 7.50%, 11/1/2023	185,072
114,000	NuStar Logistics LP 5.63%, 4/28/2027	113,572
249,000	Oasis Petroleum, Inc. 6.88%, 3/15/2022	253,669
	Parsley Energy LLC
198,000	5.38%, 1/15/2025 (a)	199,465
194,000	5.63%, 10/15/2027 (a)	196,425
217,000	PBF Holding Co. LLC 7.25%, 6/15/2025	228,935
136,000	PDC Energy, Inc. 5.75%, 5/15/2026	131,920
	Peabody Energy Corp.
149,000	6.00%, 3/31/2022 (a)	149,559
108,000	6.38%, 3/31/2025 (a)	109,485
	QEP Resources, Inc.
165,000	5.38%, 10/1/2022	165,874
198,000	5.25%, 5/1/2023	193,050
148,000	5.63%, 3/1/2026	141,525

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Oil, Gas & Consumable Fuels — continued
	Range Resources Corp.
162,000	5.00%, 8/15/2022	159,570
220,000	5.00%, 3/15/2023	215,226
226,000	4.88%, 5/15/2025	216,395
192,000	Seven Generations Energy Ltd. (Canada) 5.38%, 9/30/2025 (a)	186,240
	SM Energy Co.
160,000	6.13%, 11/15/2022	164,600
150,000	5.63%, 6/1/2025	148,500
114,000	6.75%, 9/15/2026	118,133
	Southwestern Energy Co.
329,000	4.10%, 3/15/2022	320,775
330,000	6.20%, 1/23/2025 (f)	330,412
159,000	7.50%, 4/1/2026	166,553
	Sunoco LP
284,000	4.88%, 1/15/2023 (a)	280,177
232,000	5.50%, 2/15/2026 (a)	222,140
	Tallgrass Energy Partners LP
214,000	5.50%, 9/15/2024 (a)	220,153
227,000	5.50%, 1/15/2028 (a)	229,270
	Targa Resources Partners LP
176,000	4.13%, 11/15/2019	176,141
124,000	4.25%, 11/15/2023	120,280
36,000	6.75%, 3/15/2024	37,800
255,000	5.88%, 4/15/2026 (a)	261,375
212,000	5.00%, 1/15/2028 (a)	205,905
	TerraForm Power Operating LLC
103,000	4.25%, 1/31/2023 (a)	100,425
194,000	5.00%, 1/31/2028 (a)	181,633
	Whiting Petroleum Corp.
245,000	5.75%, 3/15/2021	251,125
285,000	6.63%, 1/15/2026	296,400
191,000	Williams Cos., Inc. (The) 5.75%, 6/24/2044	205,325
	WPX Energy, Inc.
177,000	6.00%, 1/15/2022	182,753
98,000	8.25%, 8/1/2023	111,230
184,000	5.25%, 9/15/2024	185,380
128,000	5.75%, 6/1/2026	129,120

		19,281,058

	Personal Products — 0.2%
	Edgewell Personal Care Co.
138,000	4.70%, 5/19/2021	139,035
98,000	4.70%, 5/24/2022	97,294

		236,329

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Pharmaceuticals — 1.9%
	Bausch Health Cos., Inc.
263,000	6.50%, 3/15/2022 (a)	272,205
914,000	5.88%, 5/15/2023 (a)	873,784
562,000	7.00%, 3/15/2024 (a)	592,910
914,000	6.13%, 4/15/2025 (a)	850,020
390,000	5.50%, 11/1/2025 (a)	389,025

		2,977,944

	Real Estate Management & Development — 0.6%
277,000	Howard Hughes Corp. (The) 5.38%, 3/15/2025 (a)	273,538
313,000	Kennedy-Wilson, Inc. 5.88%, 4/1/2024	310,261
	Realogy Group LLC
156,000	5.25%, 12/1/2021 (a)	156,000
145,000	4.88%, 6/1/2023 (a)	135,575

		875,374

	Road & Rail — 1.7%
	Ashtead Capital, Inc. (United Kingdom)
200,000	5.63%, 10/1/2024 (a)	207,500
200,000	4.13%, 8/15/2025 (a)	192,500
200,000	4.38%, 8/15/2027 (a)	192,750
191,000	Avis Budget Car Rental LLC 5.50%, 4/1/2023	190,045
	Herc Rentals, Inc.
38,000	7.50%, 6/1/2022 (a)	39,757
39,000	7.75%, 6/1/2024 (a)	42,060
	Hertz Corp. (The)
139,000	5.88%, 10/15/2020	138,262
291,000	7.63%, 6/1/2022 (a)	288,818
173,000	5.50%, 10/15/2024 (a)	144,887
	Park Aerospace Holdings Ltd. (Ireland)
531,000	5.25%, 8/15/2022 (a)	540,956
283,000	4.50%, 3/15/2023 (a)	279,816
389,000	5.50%, 2/15/2024 (a)	399,698

		2,657,049

	Semiconductors & Semiconductor Equipment — 1.0%
102,000	Micron Technology, Inc. 5.50%, 2/1/2025	105,560
	NXP BV (Netherlands)
400,000	4.13%, 6/1/2021 (a)	400,500
400,000	3.88%, 9/1/2022 (a)	396,500
400,000	4.63%, 6/1/2023 (a)	406,000
200,000	Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (a)	210,250

		1,518,810

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Software — 1.2%
	CDK Global, Inc.
109,000	5.00%, 10/15/2024 (f)	111,725
153,000	5.88%, 6/15/2026	157,076
184,000	4.88%, 6/1/2027	180,780
282,000	Change Healthcare Holdings LLC 5.75%, 3/1/2025 (a)	275,655
119,000	Nuance Communications, Inc. 5.63%, 12/15/2026	118,553
	Open Text Corp. (Canada)
226,000	5.63%, 1/15/2023 (a)	233,345
238,000	5.88%, 6/1/2026 (a)	245,735
	Symantec Corp.
213,000	4.20%, 9/15/2020	214,365
318,000	5.00%, 4/15/2025 (a)	315,178

		1,852,412

	Specialty Retail — 0.7%
	L Brands, Inc.
228,000	6.63%, 4/1/2021	239,400
277,000	5.63%, 2/15/2022	280,116
93,000	5.25%, 2/1/2028	79,980
276,000	6.88%, 11/1/2035	229,853
	Penske Automotive Group, Inc.
130,000	5.75%, 10/1/2022	132,600
124,000	5.50%, 5/15/2026	121,520
26,000	Sally Holdings LLC 5.63%, 12/1/2025	23,855

		1,107,324

	Technology Hardware, Storage & Peripherals — 1.3%
	EMC Corp.
560,000	2.65%, 6/1/2020	547,595
286,000	3.38%, 6/1/2023	269,834
	NCR Corp.
148,000	4.63%, 2/15/2021	145,410
189,000	5.00%, 7/15/2022	184,275
218,000	6.38%, 12/15/2023	218,817
646,000	Western Digital Corp. 4.75%, 2/15/2026	633,358

		1,999,289

	Textiles, Apparel & Luxury Goods — 0.3%
	Hanesbrands, Inc.
261,000	4.63%, 5/15/2024 (a)	254,475
290,000	4.88%, 5/15/2026 (a)	279,125

		533,600

	Thrifts & Mortgage Finance — 0.1%
147,000	Ladder Capital Finance Holdings LLLP 5.25%, 3/15/2022 (a)	147,551

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	21

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Trading Companies & Distributors — 1.1%
359,000	Beacon Roofing Supply, Inc. 4.88%, 11/1/2025 (a)	331,178
276,000	HD Supply, Inc. 5.75%, 4/15/2024 (a) (f)	290,145
	United Rentals North America, Inc.
140,000	4.63%, 7/15/2023	141,505
278,000	5.88%, 9/15/2026	286,340
279,000	5.50%, 5/15/2027	278,302
461,000	4.88%, 1/15/2028	439,391

		1,766,861

	Wireless Telecommunication Services — 3.5%
200,000	C&W Senior Financing DAC (Ireland) 6.88%, 9/15/2027 (a)	198,500
	Hughes Satellite Systems Corp.
226,000	6.50%, 6/15/2019	231,402
261,000	7.63%, 6/15/2021	280,901
213,000	5.25%, 8/1/2026	203,681
181,000	6.63%, 8/1/2026	173,308
300,000	Inmarsat Finance plc (United Kingdom) 4.88%, 5/15/2022 (a)	300,750
	Millicom International Cellular SA (Colombia)
200,000	6.00%, 3/15/2025 (a)	202,000
200,000	5.13%, 1/15/2028 (a)	184,850
	Sprint Corp.
1,262,000	7.88%, 9/15/2023	1,358,227
703,000	7.13%, 6/15/2024	729,363
	T-Mobile US, Inc.
369,000	6.38%, 3/1/2025‡	—
432,000	6.50%, 1/15/2026‡	—
	T-Mobile USA, Inc.
474,000	6.38%, 3/1/2025	492,960
565,000	6.50%, 1/15/2026	597,312
168,000	4.75%, 2/1/2028‡	—
416,000	4.75%, 2/1/2028	391,789

		5,345,043

	Total Corporate Bonds (Cost $151,148,184)	148,744,444

SHARES	INVESTMENTS	VALUE($)
Short-term Investments — 2.7%
	Investment Companies — 2.7%
4,098,667	JPMorgan U.S. Government Money Market Fund, Class Institutional Shares, 1.82% (g) (h) (Cost $4,098,667)	4,098,667

	Total Investments — 99.0% (Cost $155,246,851)	152,843,111
	Other Assets Less Liabilities — 1.0%	1,468,626

	NET ASSETS — 100.0%	$154,311,737

Percentages indicated are based on net assets.

Abbreviations
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
OYJ	— Public Limited Company
USD	— United States Dollar

(a)

—  Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2018.

(c)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(d)	— Security is an interest bearing note with preferred security characteristics.
(e)	— Amount rounds to less than 0.1% of net assets.
(f)

—  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2018.

(g)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	— The rate shown is the current yield as of August 31, 2018.
‡	— Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Corporate Bonds — 56.1%
	Argentina — 0.2%
	Pampa Energia SA
94,000	7.38%, 7/21/2023 (a)	81,427
150,000	7.50%, 1/24/2027 (b)	119,250
120,000	YPF SA 6.95%, 7/21/2027 (a)	96,000

		296,677

	Australia — 0.2%
200,000	Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (a) (c) (d) (e)	207,500
EUR 125,000	Origin Energy Finance Ltd. (EUR Swap Annual 5 Year + 3.67%), 4.00%, 9/16/2074 (b) (d)	149,171

		356,671

	Azerbaijan — 0.1%
260,000	State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/2023 (b)	255,125

	Bahrain — 0.1%
200,000	Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020 (b)	196,500

	Belgium — 0.5%
	Anheuser-Busch InBev Finance, Inc.
495,000	3.65%, 2/1/2026	484,231
20,000	4.70%, 2/1/2036	20,274
35,000	4.90%, 2/1/2046	35,570
EUR 200,000	Nyrstar Netherlands Holdings BV 6.88%, 3/15/2024 (b)	206,298
EUR 100,000	Solvay Finance SA (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (b) (c) (d) (e)	129,478

		875,851

	Brazil — 0.6%
400,000	Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (a)	399,360
200,000	JSL Europe SA 7.75%, 7/26/2024 (b)	177,940
200,000	Suzano Austria GmbH 5.75%, 7/14/2026 (b)	200,000
200,000	Votorantim Cimentos SA 7.25%, 4/5/2041 (b)	196,250

		973,550

	Canada — 1.2%
15,000	1011778 BC ULC 5.00%, 10/15/2025 (a)	14,475
41,000	Athabasca Oil Corp. 9.88%, 2/24/2022 (a)	42,332

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	Canada — continued
	Bombardier, Inc.
162,000	8.75%, 12/1/2021 (a)	179,010
10,000	6.00%, 10/15/2022 (a)	10,050
57,000	7.50%, 3/15/2025 (a)	58,852
	Cenovus Energy, Inc.
75,000	4.25%, 4/15/2027	72,444
83,000	6.75%, 11/15/2039	94,837
52,000	5.20%, 9/15/2043	50,651
47,000	Cott Holdings, Inc. 5.50%, 4/1/2025 (a)	46,029
216,000	Emera US Finance LP 3.55%, 6/15/2026	205,264
	Encana Corp.
100,000	6.50%, 8/15/2034	117,532
25,000	6.50%, 2/1/2038	29,663
129,000	Garda World Security Corp. 8.75%, 5/15/2025 (a)	127,065
15,000	Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (a)	15,900
15,000	Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (a)	13,725
50,000	Mattamy Group Corp. 6.50%, 10/1/2025 (a)	49,260
	MEG Energy Corp.
185,000	6.38%, 1/30/2023 (a)	167,888
74,000	6.50%, 1/15/2025 (a)	73,630
	NOVA Chemicals Corp.
80,000	4.88%, 6/1/2024 (a)	78,200
30,000	5.25%, 6/1/2027 (a)	28,500
40,000	Open Text Corp. 5.88%, 6/1/2026 (a)	41,300
	Precision Drilling Corp.
65,000	7.75%, 12/15/2023	68,737
6,000	7.13%, 1/15/2026 (a)	6,173
275,000	Quebecor Media, Inc. 5.75%, 1/15/2023	284,625
24,000	Seven Generations Energy Ltd. 5.38%, 9/30/2025 (a)	23,280
24,000	Stars Group Holdings BV 7.00%, 7/15/2026 (a)	24,960
69,000	Teck Resources Ltd. 6.13%, 10/1/2035	73,140
	Videotron Ltd.
65,000	5.38%, 6/15/2024 (a)	66,788
40,000	5.13%, 4/15/2027 (a)	39,600

		2,103,910

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	23

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Corporate Bonds — continued
	China — 0.3%
200,000	GCL New Energy Holdings Ltd. 7.10%, 1/30/2021 (b)	175,973
200,000	GOME Retail Holdings Ltd. 5.00%, 3/10/2020 (b)	188,316
200,000	Sino-Ocean Land Treasure III Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.26%), 4.90%, 9/21/2022 (b) (c) (d) (e)	166,197

		530,486

	Denmark — 0.3%
EUR 200,000	Danske Bank A/S (EUR Swap Annual 5 Year + 5.47%), 5.88%, 4/6/2022 (b) (c) (d) (e)	250,082
EUR 200,000	TDC A/S 3.75%, 3/2/2022 (f)	254,204

		504,286

	Finland — 0.1%
40,000	Nokia OYJ 4.38%, 6/12/2027	38,450
EUR 100,000	Stora Enso OYJ 2.50%, 6/7/2027 (b)	121,163

		159,613

	France — 3.2%
	Altice France SA
EUR 150,000	5.63%, 5/15/2024 (b)	181,982
200,000	6.25%, 5/15/2024 (a)	197,500
	BPCE SA
260,000	5.15%, 7/21/2024 (a)	265,958
EUR 200,000	(EUR Swap Annual 5 Year + 2.37%), 2.75%, 11/30/2027 (b) (d)	243,785
EUR 100,000	Casino Guichard Perrachon SA 4.05%, 8/5/2026 (b) (f)	98,095
EUR 100,000	Constantin Investissement 3 SASU 5.38%, 4/15/2025 (b)	114,943
	Credit Agricole SA
EUR 300,000	(EUR Swap Annual 5 Year + 5.12%), 6.50%, 6/23/2021 (b) (c) (d) (e)	383,363
200,000	(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (c) (d) (e)	220,025
EUR 300,000	Elis SA 1.88%, 2/15/2023(b)	350,210
	Europcar Mobility Group
EUR 200,000	5.75%, 6/15/2022(b)	238,908
EUR 100,000	4.13%, 11/15/2024(b)	116,096
EUR 200,000	Faurecia SA 3.63%, 6/15/2023(b)	241,603

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	France — continued
	La Financiere Atalian SASU
EUR 100,000	4.00%, 5/15/2024 (b)	112,651
EUR 100,000	5.13%, 5/15/2025 (a)	114,130
EUR 250,000	Loxam SAS 4.25%, 4/15/2024 (b)	306,093
	Orano SA
EUR 50,000	4.38%, 11/6/2019	60,765
EUR 300,000	3.13%, 3/20/2023 (b)	350,865
EUR 100,000	Paprec Holding SA 4.00%, 3/31/2025 (b)	117,209
EUR 350,000	Peugeot SA 2.38%, 4/14/2023 (b)	429,501
EUR 100,000	Picard Groupe SAS (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/2023 (b) (d)	114,235
EUR 300,000	Rexel SA 2.63%, 6/15/2024 (b)	355,320
200,000	Societe Generale SA (USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (a) (c) (d) (e)	213,250
EUR 200,000	SPIE SA 3.13%, 3/22/2024 (b)	233,283
	TOTAL SA
EUR 125,000	(EUR Swap Annual 5 Year + 1.86%), 2.25%, 2/26/2021 (b) (c) (d) (e)	148,639
EUR 100,000	(EUR Swap Annual 5 Year + 3.78%), 3.88%, 5/18/2022 (b) (c) (d) (e)	125,054
	Vallourec SA
EUR 100,000	6.63%, 10/15/2022 (b)	121,437
EUR 100,000	2.25%, 9/30/2024 (b)	95,481

		5,550,381

	Germany — 1.4%
EUR 200,000	CTC BondCo GmbH 5.25%, 12/15/2025 (b)	229,248
300,000	Deutsche Bank AG 4.25%, 10/14/2021	298,593
EUR 225,000	IHO Verwaltungs GmbH 3.75% (cash), 9/15/2026 (b) (g)	267,938
EUR 225,000	Nidda BondCo GmbH 5.00%, 9/30/2025 (b)	254,409
EUR 200,000	Nidda Healthcare Holding GmbH 3.50%, 9/30/2024 (b)	230,971
EUR 125,000	ProGroup AG 3.00%, 3/31/2026 (b)	145,094
EUR 100,000	Tele Columbus AG 3.88%, 5/2/2025 (b)	102,771
	thyssenkrupp AG
EUR 300,000	1.38%, 3/3/2022 (b)	351,446
EUR 100,000	2.50%, 2/25/2025(b)	121,907

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Corporate Bonds — continued
	Germany — continued
EUR 100,000	Unitymedia GmbH 3.75%, 1/15/2027 (b)	122,524
EUR 100,000	Unitymedia Hessen GmbH & Co. KG 3.50%, 1/15/2027 (b)	122,311
EUR 200,000	WEPA Hygieneprodukte GmbH 3.75%, 5/15/2024 (b)	228,835

		2,476,047

	Greece — 0.5%
EUR 440,000	Alpha Bank AE 2.50%, 2/5/2023 (b)	517,352
EUR 100,000	Crystal Almond SARL 10.00%, 11/1/2021 (b)	125,361
EUR 100,000	National Bank of Greece SA 2.75%, 10/19/2020 (b)	119,832
EUR 100,000	OTE plc 3.50%, 7/9/2020 (b)	121,310

		883,855

	Guatemala — 0.1%
200,000	Comunicaciones Celulares SA 6.88%, 2/6/2024 (b)	206,250

	Hong Kong — 0.1%
200,000	WTT Investment Ltd. 5.50%, 11/21/2022 (a)	199,250

	India — 0.3%
260,000	ABJA Investment Co. Pte. Ltd. 5.45%, 1/24/2028 (b)	232,148
200,000	JSW Steel Ltd. 5.25%, 4/13/2022 (b)	198,750

		430,898

	Ireland — 1.4%
	AerCap Ireland Capital DAC
330,000	4.63%, 7/1/2022	337,573
180,000	3.65%, 7/21/2027	166,723
EUR 100,000	Allied Irish Banks plc (EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/2025 (b) (d)	122,898
	Ardagh Packaging Finance plc
EUR 200,000	4.13%, 5/15/2023 (b)	242,223
EUR 275,000	6.75%, 5/15/2024 (b)	344,950
210,000	7.25%, 5/15/2024 (a)	220,763
EUR 100,000	Bank of Ireland (EUR Swap Annual 5 Year + 3.55%), 4.25%, 6/11/2024 (b) (d)	118,924
EUR 200,000	eircom Finance DAC 4.50%, 5/31/2022 (b)	237,281
200,000	James Hardie International Finance DAC 4.75%, 1/15/2025 (a)	193,876

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	Ireland — continued
129,000	Park Aerospace Holdings Ltd. 5.50%, 2/15/2024 (a)	132,548
EUR 250,000	Smurfit Kappa Acquisitions ULC 2.38%, 2/1/2024 (b)	300,836

		2,418,595

	Israel — 0.3%
EUR 100,000	Teva Pharmaceutical Finance Netherlands II BV 1.13%, 10/15/2024 (b)	101,993
	Teva Pharmaceutical Finance Netherlands III BV
145,000	3.15%, 10/1/2026	120,350
200,000	6.75%, 3/1/2028	208,491

		430,834

	Italy — 1.6%
EUR 100,000	Buzzi Unicem SpA 2.13%, 4/28/2023 (b)	118,713
	Enel Finance International NV
GBP 50,000	5.63%, 8/14/2024 (b)	75,100
200,000	3.50%, 4/6/2028 (a)	180,087
EUR 200,000	EVOCA SpA 7.00%, 10/15/2023 (b)	247,099
275,000	Intesa Sanpaolo SpA 3.88%, 7/14/2027 (a)	236,119
EUR 200,000	Leonardo SpA 4.88%, 3/24/2025	266,764
EUR 250,000	Saipem Finance International BV 2.63%, 1/7/2025 (b)	283,973
EUR 100,000	Snaitech SpA 6.38%, 11/7/2021 (b)	120,706
	Telecom Italia SpA
EUR 100,000	5.25%, 2/10/2022 (b)	130,588
EUR 200,000	3.25%, 1/16/2023 (b)	244,294
EUR 225,000	3.63%, 1/19/2024 (b)	278,477
EUR 225,000	3.63%, 5/25/2026 (b)	272,863
	Wind Tre SpA
EUR 150,000	2.63%, 1/20/2023 (a)	166,617
EUR 100,000	2.63%, 1/20/2023 (b)	111,078

		2,732,478

	Japan — 0.1%
EUR 175,000	SoftBank Group Corp. 4.00%, 7/30/2022 (b)	216,558

	Kazakhstan — 0.1%
250,000	KazMunayGas National Co. JSC 4.75%, 4/19/2027 (b)	249,375

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	25

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Corporate Bonds — continued
	Kuwait — 0.3%
	Kuwait Projects Co. SPC Ltd.
200,000	5.00%, 3/15/2023 (b)	200,750
270,000	4.50%, 2/23/2027 (b)	251,100

		451,850

	Luxembourg — 1.6%
EUR 225,000	Altice Finco SA 4.75%, 1/15/2028 (b)	220,361
	Altice Luxembourg SA
EUR 100,000	7.25%, 5/15/2022 (b)	116,833
EUR 300,000	6.25%, 2/15/2025 (b)	332,200
EUR 100,000	Auris Luxembourg II SA 8.00%, 1/15/2023 (b)	120,747
EUR 150,000	Galapagos SA 5.38%, 6/15/2021‡ (b)	156,118
EUR 100,000	INEOS Finance plc 4.00%, 5/1/2023 (b)	118,412
EUR 100,000	INEOS Group Holdings SA 5.38%, 8/1/2024 (b)	122,053
30,000	Intelsat Connect Finance SA 9.50%, 2/15/2023 (a)	29,901
	Intelsat Jackson Holdings SA
176,000	7.25%, 10/15/2020	176,220
102,000	7.50%, 4/1/2021	102,637
20,000	5.50%, 8/1/2023	18,244
158,000	8.00%, 2/15/2024 (a)	166,295
37,000	9.75%, 7/15/2025 (a)	39,174
	Intelsat Luxembourg SA
4,000	7.75%, 6/1/2021	3,855
16,000	8.13%, 6/1/2023	13,860
EUR 300,000	Matterhorn Telecom Holding SA 4.88%, 5/1/2023 (b)	353,419
EUR 250,000	SES SA (EUR Swap Annual 5 Year + 4.66%), 4.62%, 1/2/2022 (b) (c) (d) (e)	300,331
EUR 200,000	SIG Combibloc Holdings SCA 7.75%, 2/15/2023 (b)	241,717
EUR 180,000	Telenet Finance VI Luxembourg SCA 4.88%, 7/15/2027 (b)	224,021

		2,856,398

	Mexico — 0.8%
200,000	Banco Mercantil del Norte SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022 (a) (c) (d) (e)	200,750

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	Mexico — continued
200,000	BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (a) (d)	182,840
200,000	Cemex SAB de CV 7.75%, 4/16/2026 (a)	218,140
200,000	Nemak SAB de CV 4.75%, 1/23/2025 (a)	192,700
	Petroleos Mexicanos
170,000	4.88%, 1/24/2022	170,977
310,000	5.35%, 2/12/2028 (b)	288,068
220,000	5.63%, 1/23/2046	180,708

		1,434,183

	Morocco — 0.1%
250,000	OCP SA 4.50%, 10/22/2025 (b)	241,563

	Netherlands — 1.2%
	ABN AMRO Bank NV
EUR 200,000	(EUR Swap Annual 5 Year + 5.45%), 5.75%, 9/22/2020 (b) (c) (d) (e)	247,472
200,000	4.75%, 7/28/2025 (a)	202,511
	ING Groep NV
220,000	(USD Swap Semi 5 Year + 5.12%), 6.87%, 4/16/2022 (b) (c) (d) (e)	223,773
EUR 100,000	(EUR Swap Annual 5 Year + 2.85%), 3.00%, 4/11/2028 (d)	122,683
EUR 225,000	Sigma Holdco BV 5.75%, 5/15/2026 (b)	248,384
EUR 200,000	Sunshine Mid BV 6.50%, 5/15/2026 (a)	222,882
EUR 270,000	UPCB Finance IV Ltd. 4.00%, 1/15/2027 (b)	321,567
EUR 300,000	Ziggo Bond Finance BV 4.63%, 1/15/2025 (b)	346,484
EUR 100,000	Ziggo BV 4.25%, 1/15/2027 (b)	116,069

		2,051,825

	Peru — 0.3%
400,000	Nexa Resources SA 5.38%, 5/4/2027 (b)	381,000
140,000	Southern Copper Corp. 5.88%, 4/23/2045	152,600

		533,600

	Portugal — 0.2%
EUR 100,000	EDP — Energias de Portugal SA (EUR Swap Annual 5 Year + 5.04%), 5.38%, 9/16/2075 (b) (d)	125,623

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Corporate Bonds — continued
	Portugal — continued
EUR 200,000	EDP Finance BV 2.38%, 3/23/2023 (b)	248,029

		373,652

	Qatar — 0.2%
200,000	ABQ Finance Ltd. 3.50%, 2/22/2022 (b)	194,250
68,400	Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.30%, 9/30/2020 (b)	69,768

		264,018

	South Korea — 0.1%
200,000	Woori Bank (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%, 5/16/2022 (b) (c) (d) (e)	195,150

	Spain — 1.7%
EUR 100,000	Bankia SA (EUR Swap Annual 5 Year + 3.35%), 3.38%, 3/15/2027 (b) (d)	118,772
EUR 100,000	Bankinter SA (EUR Swap Annual 5 Year + 2.40%), 2.50%, 4/6/2027 (b) (d)	117,491
	CaixaBank SA
EUR 400,000	(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (b) (c) (d) (e)	499,830
EUR 200,000	(EUR Swap Annual 5 Year + 3.35%), 3.50%, 2/15/2027 (b) (d)	243,665
EUR 100,000	Cellnex Telecom SA 2.88%, 4/18/2025 (b)	118,569
EUR 195,402	eDreams ODIGEO SA 8.50%, 8/1/2021 (b)	236,426
EUR 100,000	Grifols SA 3.20%, 5/1/2025 (b)	116,194
EUR 100,000	LHMC Finco SARL 6.25%, 12/20/2023 (a)	119,548
EUR 200,000	Repsol International Finance BV (EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (b) (d)	246,918
	Telefonica Europe BV
EUR 200,000	(EUR Swap Annual 6 Year + 3.80%), 5.00%, 3/31/2020 (b) (c) (d) (e)	243,938
EUR 400,000	(EUR Swap Annual 5 Year + 3.86%), 3.75%, 3/15/2022 (b) (c) (d) (e)	470,503

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	Spain — continued
EUR 200,000	(EUR Swap Annual 5 Year + 2.33%), 2.63%, 6/7/2023 (b) (c) (d) (e)	216,480
	Series NC5,
EUR 100,000	(EUR Swap Annual 5 Year + 2.45%), 3.00%, 12/4/2023 (b) (c) (d) (e)	109,251
EUR 100,000	(EUR Swap Annual 10 Year + 4.30%), 5.88%, 3/31/2024 (b) (c) (d) (e)	125,340

		2,982,925

	Sri Lanka — 0.1%
200,000	National Savings Bank 8.88%, 9/18/2018 (b)	200,262

	Sweden — 1.5%
200,000	Nordea Bank AB (USD Swap Semi 5 Year + 3.39%), 6.13%, 9/23/2024 (a) (c) (d) (e)	196,756
SEK 7,000,000	Nordea Hypotek AB Series 5531, 1.00%, 4/8/2022 (b)	783,935
EUR 100,000	Skandinaviska Enskilda Banken AB (EUR Swap Annual 5 Year + 1.45%), 2.50%, 5/28/2026 (b) (d)	121,055
SEK 6,000,000	Stadshypotek AB Series 1586, 4.50%, 9/21/2022 (b)	762,935
EUR 125,000	Telefonaktiebolaget LM Ericsson 1.88%, 3/1/2024 (b)	143,869
EUR 180,000	Verisure Holding AB 6.00%, 11/1/2022 (b)	217,052
EUR 100,000	Verisure Midholding AB 5.75%, 12/1/2023 (b)	116,860
	Volvo Car AB
EUR 100,000	3.25%, 5/18/2021 (b)	124,299
EUR 100,000	2.00%, 1/24/2025 (b)	114,901

		2,581,662

	Switzerland — 1.3%
	Credit Suisse Group AG
450,000	(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (a) (c) (d) (e)	478,125
200,000	(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (a) (c) (d) (e)	212,500
250,000	4.28%, 1/9/2028 (a)	245,872

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	27

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Corporate Bonds — continued
	Switzerland — continued
EUR 100,000	Dufry One BV 2.50%, 10/15/2024 (b)	117,186
GBP 100,000	Glencore Finance Europe Ltd. 6.00%, 4/3/2022 (b) (f)	145,065
	UBS Group AG
220,000	(USD Swap Semi 5 Year + 5.46%), 7.13%, 2/19/2020 (b) (c) (d) (e)	226,600
EUR 600,000	(EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022 (b) (c) (d) (e)	772,973

		2,198,321

	Turkey — 0.3%
210,000	Akbank Turk A/S (USD Swap Semi 5 Year + 4.03%), 6.80%, 4/27/2028 (b) (d)	121,800
260,000	Petkim Petrokimya Holding A/S 5.88%, 1/26/2023 (b)	221,325
210,000	Turkiye Garanti Bankasi A/S 5.25%, 9/13/2022 (b)	172,200

		515,325

	United Arab Emirates — 0.0% (h)
47,000	Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (a)	47,764

	United Kingdom — 3.3%
	BAT Capital Corp.
270,000	3.56%, 8/15/2027 (a)	252,899
315,000	4.39%, 8/15/2037 (a)	293,104
EUR 200,000	Fiat Chrysler Automobiles NV 3.75%, 3/29/2024 (b)	250,634
	Fiat Chrysler Finance Europe SA
EUR 125,000	4.75%, 3/22/2021 (b)	158,878
EUR 100,000	4.75%, 7/15/2022 (b)	129,855
	HSBC Holdings plc
280,000	3.40%, 3/8/2021	280,016
EUR 220,000	(EUR Swap Annual 5 Year + 5.34%), 6.00%, 9/29/2023 (b) (c) (d) (e)	286,328
237,000	(ICE LIBOR USD 3 Month + 1.00%), 3.32%, 5/18/2024 (d)	237,661
200,000	(USD ICE Swap Rate 5 Year + 4.37%), 6.38%, 3/30/2025 (c) (d) (e)	200,500
	Iceland Bondco plc
GBP 125,000	4.63%, 3/15/2025 (b)	147,664
GBP 100,000	4.63%, 3/15/2025 (a)	118,131

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	United Kingdom — continued
GBP 100,000	Jaguar Land Rover Automotive plc 3.88%, 3/1/2023 (b)	125,047
200,000	Lloyds Banking Group plc 4.58%, 12/10/2025	197,045
EUR 100,000	NGG Finance plc (EUR Swap Annual 7 Year + 2.88%), 4.25%, 6/18/2076 (b) (d)	122,895
EUR 200,000	Nomad Foods Bondco plc 3.25%, 5/15/2024 (b)	234,464
	Royal Bank of Scotland Group plc
200,000	(USD Swap Semi 5 Year + 7.60%), 8.63%, 8/15/2021 (c) (d) (e)	214,080
252,000	6.10%, 6/10/2023	263,198
400,000	Santander UK Group Holdings plc 3.57%, 1/10/2023	391,157
EUR 200,000	Sky plc 1.50%, 9/15/2021 (b)	240,374
200,000	Standard Chartered plc (USD Swap Semi 5 Year + 5.72%), 7.75%, 4/2/2023 (a) (c) (d) (e)	207,250
EUR 200,000	Synlab Unsecured Bondco plc 8.25%, 7/1/2023 (b)	246,718
	Tesco Corporate Treasury Services plc
EUR 250,000	2.13%, 11/12/2020 (b)	300,429
EUR 400,000	2.50%, 7/1/2024 (b)	492,516
EUR 200,000	Virgin Media Finance plc 4.50%, 1/15/2025 (b)	235,932
EUR 100,000	Worldpay Finance plc 3.75%, 11/15/2022 (b)	125,361

		5,752,136

	United States — 30.4%
120,000	21st Century Fox America, Inc. 4.95%, 10/15/2045	131,237
104,000	Acadia Healthcare Co., Inc. 6.50%, 3/1/2024	107,770
120,000	ACCO Brands Corp. 5.25%, 12/15/2024 (a)	119,400
25,000	ACE Cash Express, Inc. 12.00%, 12/15/2022 (a)	26,737
EUR 100,000	Adient Global Holdings Ltd. 3.50%, 8/15/2024 (b)	108,455
154,000	ADT Corp. (The) 4.13%, 6/15/2023	146,492
95,000	AECOM 5.88%, 10/15/2024	101,402
100,000	AES Corp. 5.50%, 4/15/2025	102,750
30,000	Ahern Rentals, Inc. 7.38%, 5/15/2023 (a)	29,514

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Corporate Bonds — continued
	United States — continued
45,000	Air Lease Corp. 3.00%, 9/15/2023	42,905
70,000	Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (a)	63,000
25,000	AK Steel Corp. 7.00%, 3/15/2027	23,687
	Albertsons Cos. LLC
184,000	6.63%, 6/15/2024	177,560
25,000	5.75%, 3/15/2025	22,625
124,000	Alliance Data Systems Corp. 5.38%, 8/1/2022 (a)	124,620
	Allison Transmission, Inc.
20,000	5.00%, 10/1/2024 (a)	19,700
50,000	4.75%, 10/1/2027 (a)	47,000
	Ally Financial, Inc.
80,000	4.25%, 4/15/2021	80,214
75,000	4.13%, 2/13/2022	74,625
375,000	4.63%, 5/19/2022	377,344
	Altria Group, Inc.
40,000	4.00%, 1/31/2024	40,853
15,000	4.25%, 8/9/2042	13,977
115,000	3.88%, 9/16/2046	102,138
155,000	AMC Entertainment Holdings, Inc. 5.75%, 6/15/2025	150,448
184,000	AMC Networks, Inc. 5.00%, 4/1/2024	181,010
	American Axle & Manufacturing, Inc.
241,000	6.63%, 10/15/2022	247,025
85,000	6.25%, 4/1/2025	84,575
43,000	6.50%, 4/1/2027	42,570
180,000	American Tower Corp. REIT, 5.00%, 2/15/2024	188,954
155,000	American Tower Trust #1 REIT, 3.65%, 3/23/2028 (a)	152,725
210,000	American Woodmark Corp. 4.88%, 3/15/2026 (a)	202,125
130,000	Amkor Technology, Inc. 6.38%, 10/1/2022	132,275
80,000	AMN Healthcare, Inc. 5.13%, 10/1/2024 (a)	77,700
10,000	Analog Devices, Inc. 4.50%, 12/5/2036	9,790
	Andeavor Logistics LP
9,000	6.25%, 10/15/2022	9,315
106,000	5.25%, 1/15/2025	108,518
	Antero Resources Corp.
328,000	5.13%, 12/1/2022	331,280

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	United States — continued
EUR 100,000	Aramark International Finance SARL 3.13%, 4/1/2025 (b)	120,311
337,000	Arconic, Inc. 5.90%, 2/1/2027	341,246
75,000	AT&T, Inc. 4.75%, 5/15/2046	67,654
	Avis Budget Car Rental LLC
115,000	5.50%, 4/1/2023	114,425
45,000	6.38%, 4/1/2024 (a)	44,775
16,000	5.25%, 3/15/2025 (a)	15,000
EUR 100,000	Avis Budget Finance plc 4.13%, 11/15/2024 (b)	118,977
EUR 100,000	Axalta Coating Systems LLC 4.25%, 8/15/2024 (b)	121,867
20,000	B&G Foods, Inc. 5.25%, 4/1/2025	19,425
EUR 250,000	Ball Corp. 4.38%, 12/15/2023	329,174
	Bank of America Corp.
270,000	2.63%, 4/19/2021	265,724
810,000	(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (d)	788,538
230,000	Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (c) (d) (e)	246,100
180,000	Series L, 4.18%, 11/25/2027	175,822
335,000	Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (c) (d) (e)	335,000
	Bausch Health Cos., Inc.
74,000	6.50%, 3/15/2022 (a)	76,590
EUR 300,000	4.50%, 5/15/2023 (b)	339,519
323,000	5.88%, 5/15/2023 (a)	308,788
160,000	7.00%, 3/15/2024 (a)	168,800
445,000	6.13%, 4/15/2025 (a)	413,850
EUR 100,000	Becton Dickinson and Co. 1.40%, 5/24/2023	117,687
EUR 200,000	Belden, Inc. 3.38%, 7/15/2027 (b)	225,534
	Berry Global, Inc.
75,000	5.13%, 7/15/2023	74,625
13,000	4.50%, 2/15/2026 (a)	12,187
110,000	Blue Cube Spinco LLC 10.00%, 10/15/2025	127,325
130,000	Blue Racer Midstream LLC 6.13%, 11/15/2022 (a)	132,597
	Boyd Gaming Corp.
80,000	6.88%, 5/15/2023	84,100
89,000	6.38%, 4/1/2026	91,114
27,000	Brink’s Co. (The) 4.63%, 10/15/2027 (a)	25,245

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	29

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Corporate Bonds — continued
	United States — continued
25,000	Bristow Group, Inc. 8.75%, 3/1/2023 (a)	23,875
210,000	Broadcom Corp. 3.63%, 1/15/2024	203,299
	Buckeye Partners LP
171,000	4.15%, 7/1/2023	170,090
30,000	3.95%, 12/1/2026	27,591
119,000	Cablevision Systems Corp. 8.00%, 4/15/2020	125,247
22,000	California Resources Corp. 8.00%, 12/15/2022 (a)	19,717
45,000	Callon Petroleum Co. 6.13%, 10/1/2024	46,012
87,000	Calpine Corp. 5.25%, 6/1/2026 (a)	82,135
221,000	Camelot Finance SA 7.88%, 10/15/2024 (a)	220,171
	Capital One Financial Corp.
175,000	4.20%, 10/29/2025	172,185
180,000	3.80%, 1/31/2028	171,295
47,000	Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	48,057
15,000	Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (a)	14,306
	CCO Holdings LLC
84,000	5.88%, 4/1/2024 (a)	85,680
865,000	5.75%, 2/15/2026 (a)	865,000
280,000	5.13%, 5/1/2027 (a)	267,050
134,000	Centene Corp. 6.13%, 2/15/2024	140,867
	Central Garden & Pet Co.
20,000	6.13%, 11/15/2023	20,625
75,000	5.13%, 2/1/2028	70,594
	CenturyLink, Inc.
25,000	Series S, 6.45%, 6/15/2021	26,000
30,000	Series T, 5.80%, 3/15/2022	30,666
150,000	Series W, 6.75%, 12/1/2023	156,375
240,000	CF Industries, Inc. 4.50%, 12/1/2026 (a)	239,540
255,000	Charter Communications Operating LLC 4.91%, 7/23/2025	260,016
	Chemours Co. (The)
40,000	6.63%, 5/15/2023	41,900
42,000	7.00%, 5/15/2025	44,835
153,000	Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	162,562
	Chesapeake Energy Corp.
73,000	8.00%, 12/15/2022 (a)	76,741
45,000	8.00%, 1/15/2025	45,956
65,000	8.00%, 6/15/2027	65,813

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	United States — continued
134,000	Cincinnati Bell, Inc. 7.00%, 7/15/2024 (a)	117,920
10,000	Cinemark USA, Inc. 4.88%, 6/1/2023	9,875
165,000	CIT Group, Inc. 5.00%, 8/15/2022	168,300
27,000	CITGO Petroleum Corp. 6.25%, 8/15/2022 (a)	27,202
	Citigroup, Inc.
100,000	(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (d)	98,562
200,000	Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (c) (d) (e)	209,750
	Clear Channel Worldwide Holdings, Inc.
172,000	Series B, 7.63%, 3/15/2020	172,645
505,000	Series B, 6.50%, 11/15/2022	516,362
32,000	Clearwater Paper Corp. 4.50%, 2/1/2023	29,680
25,000	CNG Holdings, Inc. 9.38%, 5/15/2020 (a)	24,875
15,000	CNO Financial Group, Inc. 5.25%, 5/30/2025	15,225
21,000	CNX Resources Corp. 5.88%, 4/15/2022	20,999
75,000	Cogent Communications Finance, Inc. 5.63%, 4/15/2021 (a)	75,375
25,000	Cogent Communications Group, Inc. 5.38%, 3/1/2022 (a)	25,437
	Comcast Corp.
105,000	4.60%, 8/15/2045	103,246
90,000	4.00%, 3/1/2048	81,314
80,000	Commercial Metals Co. 4.88%, 5/15/2023	78,000
330,000	CommScope Technologies LLC 6.00%, 6/15/2025 (a)	341,550
	Community Health Systems, Inc.
33,000	5.13%, 8/1/2021	31,845
21,000	6.25%, 3/31/2023	19,950
37,000	8.63%, 1/15/2024 (a)	38,572
60,000	8.13%, 6/30/2024 (a)	49,350
53,000	Concho Resources, Inc. 3.75%, 10/1/2027	50,679
EUR 200,000	Constellium NV 4.25%, 2/15/2026 (b)	235,785
105,000	Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (a)	103,425

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Corporate Bonds — continued
	United States — continued
70,000	CoreCivic, Inc. REIT, 4.63%, 5/1/2023	67,900
	Coty, Inc.
EUR 150,000	4.00%, 4/15/2023 (b)	172,455
75,000	6.50%, 4/15/2026 (a)	70,547
41,000	Covanta Holding Corp. 5.88%, 7/1/2025	40,876
35,000	Crestwood Midstream Partners LP 6.25%, 4/1/2023 (f)	36,094
74,000	Crown Americas LLC 4.25%, 9/30/2026	67,895
	Crown European Holdings SA
EUR 150,000	4.00%, 7/15/2022 (b)	191,088
EUR 125,000	2.63%, 9/30/2024 (b)	146,847
	CSC Holdings LLC
27,000	5.25%, 6/1/2024	26,190
210,000	6.63%, 10/15/2025 (a)	218,137
10,000	CSI Compressco LP 7.50%, 4/1/2025 (a)	10,075
20,000	CURO Financial Technologies Corp. 12.00%, 3/1/2022 (a)	22,050
82,000	CVR Partners LP 9.25%, 6/15/2023 (a)	87,432
	CVS Health Corp.
100,000	4.30%, 3/25/2028	99,246
65,000	4.78%, 3/25/2038	64,662
210,000	Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (a)	215,512
EUR 125,000	Darling Global Finance BV 3.63%, 5/15/2026 (b)	148,039
	DaVita, Inc.
82,000	5.13%, 7/15/2024	79,058
115,000	5.00%, 5/1/2025	108,962
105,000	DCP Midstream Operating LP 3.88%, 3/15/2023	102,375
60,000	Delek Logistics Partners LP 6.75%, 5/15/2025	60,000
	Dell International LLC
90,000	5.88%, 6/15/2021 (a)	92,596
195,000	7.13%, 6/15/2024 (a)	208,465
255,000	6.02%, 6/15/2026 (a)	270,140
15,000	Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	15,300
38,000	Diamondback Energy, Inc. 4.75%, 11/1/2024	38,237
	DISH DBS Corp.
10,000	6.75%, 6/1/2021	10,150

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	United States — continued
157,000	5.88%, 7/15/2022	150,720
125,000	5.00%, 3/15/2023	111,250
415,000	5.88%, 11/15/2024	361,050
127,000	7.75%, 7/1/2026	114,617
65,000	DJO Finance LLC 8.13%, 6/15/2021 (a)	67,132
39,000	Dole Food Co., Inc. 7.25%, 6/15/2025 (a)	38,220
25,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (a)	24,937
40,000	Eldorado Resorts, Inc. 7.00%, 8/1/2023	42,132
	Encompass Health Corp.
85,000	5.75%, 11/1/2024	86,062
105,000	5.75%, 9/15/2025	105,788
67,000	Endo Finance LLC 5.75%, 1/15/2022 (a)	61,975
70,000	Energizer Holdings, Inc. 5.50%, 6/15/2025 (a)	69,825
57,000	Energy Transfer Equity LP 5.88%, 1/15/2024	60,562
11,000	Ensco plc 5.20%, 3/15/2025	9,199
108,000	Entegris, Inc. 4.63%, 2/10/2026 (a)	104,085
5,000	Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	4,856
	Enterprise Products Operating LLC
125,000	Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (d)	118,125
28,000	(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078 (d)	26,161
134,000	Envision Healthcare Corp. 5.63%, 7/15/2022	137,350
	EP Energy LLC
81,000	9.38%, 5/1/2024 (a)	63,788
87,000	8.00%, 11/29/2024 (a)	87,217
68,000	8.00%, 2/15/2025 (a)	49,130
172,000	7.75%, 5/15/2026 (a)	175,870
	Equinix, Inc.
60,000	REIT, 5.38%, 4/1/2023	61,275
EUR 325,000	REIT, 2.88%, 10/1/2025	370,154
105,000	REIT, 5.88%, 1/15/2026	108,937
133,000	ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (a)	128,844

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	31

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Corporate Bonds — continued
	United States — continued
56,000	Exela Intermediate LLC 10.00%, 7/15/2023 (a)	58,660
32,000	Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (a)	31,680
	First Data Corp.
170,000	5.38%, 8/15/2023 (a)	173,000
138,000	7.00%, 12/1/2023 (a)	143,589
250,000	5.75%, 1/15/2024 (a)	255,000
15,000	FirstCash, Inc. 5.38%, 6/1/2024 (a)	15,000
295,000	FirstEnergy Corp. Series B, 3.90%, 7/15/2027	289,705
115,000	Ford Motor Co. 5.29%, 12/8/2046	102,073
	Freeport-McMoRan, Inc.
153,000	3.55%, 3/1/2022	147,645
35,000	3.88%, 3/15/2023	33,687
50,000	4.55%, 11/14/2024	48,125
	Frontier Communications Corp.
35,000	8.75%, 4/15/2022	28,175
15,000	8.50%, 4/1/2026 (a)	14,112
40,000	FXI Holdings, Inc. 7.88%, 11/1/2024 (a)	38,550
60,000	Gates Global LLC 6.00%, 7/15/2022 (a)	60,600
90,000	GCI LLC 6.88%, 4/15/2025	93,037
200,000	GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	192,425
EUR 100,000	General Electric Co. 1.50%, 5/17/2029	112,682
	General Motors Co.
115,000	5.15%, 4/1/2038	109,117
50,000	5.20%, 4/1/2045	46,159
80,000	Genesis Energy LP 5.63%, 6/15/2024	74,600
	GEO Group, Inc. (The)
55,000	REIT, 5.88%, 10/15/2024	53,625
75,000	REIT, 6.00%, 4/15/2026	72,375
20,000	Gilead Sciences, Inc. 4.00%, 9/1/2036	19,347
	GLP Capital LP
64,000	5.38%, 11/1/2023	67,360
65,000	5.25%, 6/1/2025	67,600
	Golden Nugget, Inc.
50,000	6.75%, 10/15/2024 (a)	50,812

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	United States — continued
	Goldman Sachs Group, Inc. (The)
405,000	Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (c) (d) (e)	383,127
205,000	(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (d)	198,984
130,000	(ICE LIBOR USD 3 Month + 1.60%), 3.92%, 11/29/2023 (d)	135,654
201,000	(ICE LIBOR USD 3 Month + 1.17%), 3.48%, 5/15/2026 (d)	199,997
190,000	Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (c) (d) (e)	190,095
210,000	3.85%, 1/26/2027	204,320
67,000	(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (d)	64,036
	Goodyear Tire & Rubber Co. (The)
149,000	5.00%, 5/31/2026	139,874
21,000	4.88%, 3/15/2027	19,267
88,000	Gulfport Energy Corp. 6.00%, 10/15/2024	86,900
15,000	H&E Equipment Services, Inc. 5.63%, 9/1/2025	14,892
51,000	Hanesbrands, Inc. 4.88%, 5/15/2026 (a)	49,087
185,000	Harris Corp. 4.85%, 4/27/2035	190,044
	HCA, Inc.
158,000	5.88%, 3/15/2022	167,875
213,000	5.88%, 5/1/2023	223,650
630,000	5.38%, 2/1/2025	637,201
375,000	5.88%, 2/15/2026	387,656
	Hertz Corp. (The)
12,000	7.38%, 1/15/2021	11,985
35,000	7.63%, 6/1/2022 (a)	34,737
200,000	5.50%, 10/15/2024 (a)	167,500
EUR 125,000	Hertz Holdings Netherlands BV 4.13%, 10/15/2021 (b)	148,239
	Hexion, Inc.
60,000	6.63%, 4/15/2020	56,775
10,000	9.00%, 11/15/2020	8,475
	Hilcorp Energy I LP
70,000	5.00%, 12/1/2024 (a)	67,637
25,000	5.75%, 10/1/2025 (a)	24,813

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Corporate Bonds — continued
	United States — continued
175,000	Hill-Rom Holdings, Inc. 5.75%, 9/1/2023 (a)	180,250
10,000	Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026 (a)	10,012
23,000	Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	23,690
	Hilton Worldwide Finance LLC
65,000	4.63%, 4/1/2025	64,187
53,000	4.88%, 4/1/2027	52,139
76,000	Holly Energy Partners LP 6.00%, 8/1/2024 (a)	77,330
140,000	Hologic, Inc. 4.38%, 10/15/2025 (a)	134,750
104,000	Hughes Satellite Systems Corp. 5.25%, 8/1/2026	99,450
	Huntsman International LLC
EUR 200,000	5.13%, 4/15/2021	257,977
135,000	5.13%, 11/15/2022	139,219
EUR 100,000	4.25%, 4/1/2025	133,776
45,000	Icahn Enterprises LP 6.00%, 8/1/2020	45,774
21,000	IHS Markit Ltd. 4.00%, 3/1/2026 (a)	20,149
136,000	Infor Software Parent LLC 7.13% (cash), 5/1/2021 (a) (g)	137,234
226,000	Infor US, Inc. 6.50%, 5/15/2022	228,931
EUR 200,000	International Game Technology plc 4.75%, 2/15/2023 (b)	251,894
51,000	inVentiv Group Holdings, Inc. 7.50%, 10/1/2024 (a)	53,938
	IQVIA, Inc.
EUR 250,000	3.50%, 10/15/2024 (b)	297,495
EUR 200,000	3.25%, 3/15/2025 (b)	234,538
200,000	5.00%, 10/15/2026 (a)	197,500
25,000	IRB Holding Corp. 6.75%, 2/15/2026 (a)	23,875
676,000	Iron Mountain, Inc. REIT, 5.75%, 8/15/2024	670,085
140,000	ITC Holdings Corp. 3.35%, 11/15/2027	132,591
125,000	Jack Ohio Finance LLC 6.75%, 11/15/2021 (a)	129,375
20,000	Jaguar Holding Co. II 6.38%, 8/1/2023 (a)	20,100
150,000	JBS USA LUX SA 6.75%, 2/15/2028 (a)	143,250
7,000	JC Penney Corp., Inc. 5.88%, 7/1/2023 (a)	6,283

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	United States — continued
70,000	Jeld-Wen, Inc. 4.63%, 12/15/2025 (a)	65,275
14,000	Kennedy-Wilson, Inc. 5.88%, 4/1/2024	13,878
90,000	Kinetic Concepts, Inc. 7.88%, 2/15/2021 (a)	93,037
55,000	Kraft Heinz Foods Co. 4.38%, 6/1/2046	48,060
EUR 100,000	Kraton Polymers LLC 5.25%, 5/15/2026 (a)	119,853
135,000	Kroger Co. (The) 2.65%, 10/15/2026	121,483
EUR 100,000	Kronos International, Inc. 3.75%, 9/15/2025 (a)	113,753
	L Brands, Inc.
85,000	5.63%, 10/15/2023	85,000
18,000	5.25%, 2/1/2028	15,480
70,000	6.75%, 7/1/2036	57,050
75,000	Lamar Media Corp. 5.75%, 2/1/2026	77,906
	Lennar Corp.
103,000	5.88%, 11/15/2024	106,873
25,000	4.75%, 11/29/2027	23,844
284,000	Level 3 Financing, Inc. 5.25%, 3/15/2026	278,348
350,000	Level 3 Parent LLC 5.75%, 12/1/2022	352,625
17,000	LGI Homes, Inc. 6.88%, 7/15/2026 (a)	16,894
15,000	Liberty Mutual Group, Inc. 7.80%, 3/15/2037 (a)	17,700
172,000	Live Nation Entertainment, Inc. 4.88%, 11/1/2024 (a)	169,205
69,000	LKQ Corp. 4.75%, 5/15/2023	69,172
EUR 100,000	LKQ Italia Bondco SpA 3.88%, 4/1/2024 (b)	123,040
38,000	LPL Holdings, Inc. 5.75%, 9/15/2025 (a)	37,145
53,000	Marathon Petroleum Corp. 4.75%, 9/15/2044	51,441
16,000	Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026 (a)	16,320
125,000	Martin Marietta Materials, Inc. 3.50%, 12/15/2027	115,969
49,000	Martin Midstream Partners LP 7.25%, 2/15/2021	48,878

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	33

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Corporate Bonds — continued
	United States — continued
	Masco Corp.
195,000	4.38%, 4/1/2026	195,185
30,000	3.50%, 11/15/2027	27,793
167,000	MasTec, Inc. 4.88%, 3/15/2023	164,077
	Mattel, Inc.
10,000	3.15%, 3/15/2023	8,740
104,000	6.75%, 12/31/2025 (a)	101,862
20,000	MetLife, Inc. 6.40%, 12/15/2036	21,350
	MGM Resorts International
477,000	6.00%, 3/15/2023	495,198
55,000	4.63%, 9/1/2026	51,837
	Morgan Stanley
100,000	Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 7/15/2019 (c) (d) (e)	101,375
100,000	Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 7/15/2020 (c) (d) (e)	103,125
200,000	3.63%, 1/20/2027	192,491
15,000	(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (d)	14,463
240,000	(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (d)	224,649
59,000	MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (a)	61,065
270,000	Mylan, Inc. 4.20%, 11/29/2023	268,696
	Nabors Industries, Inc.
53,000	5.50%, 1/15/2023	52,836
9,000	5.10%, 9/15/2023	8,693
90,000	5.75%, 2/1/2025 (a)	86,567
109,000	Nationstar Mortgage LLC 6.50%, 7/1/2021	109,000
	Netflix, Inc.
70,000	4.38%, 11/15/2026	65,953
175,000	4.88%, 4/15/2028 (a)	165,813
123,000	New Albertsons LP 8.00%, 5/1/2031	104,242
33,000	New Home Co., Inc. (The) 7.25%, 4/1/2022	33,495
10,000	NextEra Energy Operating Partners LP 4.25%, 9/15/2024 (a)	9,750
	Nielsen Co. Luxembourg SARL (The)
110,000	5.50%, 10/1/2021 (a)	110,138
78,000	Nielsen Finance LLC 5.00%, 4/15/2022 (a)	75,742

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	United States — continued
410,000	Noble Energy, Inc. 3.85%, 1/15/2028	391,003
	Noble Holding International Ltd.
7,000	7.75%, 1/15/2024	6,843
45,000	7.88%, 2/O1/2026 (a)	46,125
73,000	Novelis Corp. 5.88%, 9/30/2026 (a)	71,087
93,000	NRG Energy, Inc. 6.63%, 1/15/2027	97,301
44,000	NRG Yield Operating LLC 5.00%, 9/15/2026	42,130
50,000	Nuance Communications, Inc. 5.63%, 12/15/2026	49,813
20,000	NVA Holdings, Inc. 6.88%, 4/1/2026 (a)	19,875
160,000	Oasis Petroleum, Inc. 6.88%, 1/15/2023	163,400
EUR 150,000	OI European Group BV 3.13%, 11/15/2024 (b)	178,636
130,000	ONEOK, Inc. 4.00%, 7/13/2027	126,918
75,000	Outfront Media Capital LLC 5.88%, 3/15/2025	75,656
165,000	Owens Corning 4.30%, 7/15/2047	136,597
	Party City Holdings, Inc.
10,000	6.13%, 8/15/2023 (a)	10,150
27,000	6.63%, 8/1/2026 (a)	27,203
20,000	Pattern Energy Group, Inc. 5.88%, 2/1/2024 (a)	20,150
22,000	PBF Holding Co. LLC 7.25%, 6/15/2025	23,210
35,000	Penske Automotive Group, Inc. 5.75%, 10/1/2022	35,700
	PetSmart, Inc.
87,000	7.13%, 3/15/2023 (a)	58,508
85,000	5.88%, 6/1/2025 (a)	68,956
14,000	8.88%, 6/1/2025 (a)	9,450
60,000	Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (a)	58,050
86,000	PolyOne Corp. 5.25%, 3/15/2023	88,498
	Post Holdings, Inc.
10,000	5.50%, 3/1/2025 (a)	9,975
63,000	5.00%, 8/15/2026 (a)	60,480
50,000	5.75%, 3/1/2027 (a)	49,375
50,000	5.63%, 1/15/2028 (a)	48,313
130,000	PPL Capital Funding, Inc. 3.10%, 5/15/2026	121,756
106,000	Prime Security Services Borrower LLC 9.25%, 5/15/2023 (a)	113,558

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Corporate Bonds — continued
	United States — continued
EUR 100,000	PSPC Escrow Corp. 6.00%, 2/1/2023 (b)	121,734
EUR 225,000	PVH Corp. 3.63%, 7/15/2024 (b)	286,354
	QEP Resources, Inc.
38,000	5.38%, 10/1/2022	38,202
5,000	5.63%, 3/1/2026	4,781
164,000	Quicken Loans, Inc. 5.75%, 5/1/2025 (a)	162,360
216,000	Rackspace Hosting, Inc. 8.63%, 11/15/2024 (a)	212,625
25,000	Radian Group, Inc. 4.50%, 10/1/2024	24,625
50,000	Rain CII Carbon LLC 7.25%, 4/1/2025 (a)	51,250
100,000	Range Resources Corp. 4.88%, 5/15/2025	95,750
150,000	Realty Income Corp. REIT, 3.65%, 1/15/2028	145,889
	Reynolds Group Issuer, Inc.
121,138	5.75%, 10/15/2020	121,290
76,000	5.13%, 7/15/2023 (a)	75,715
110,000	RHP Hotel Properties LP REIT, 5.00%, 4/15/2021	110,911
80,000	Rite Aid Corp. 6.13%, 4/1/2023 (a)	71,776
	Rockwell Collins, Inc.
325,000	3.70%, 12/15/2023	325,238
340,000	3.50%, 3/15/2027	325,641
280,000	Roper Technologies, Inc. 3.80%, 12/15/2026	273,838
85,000	Sabre GLBL, Inc. 5.38%, 4/15/2023 (a)	85,638
45,000	SBA Communications Corp. REIT, 4.88%, 9/1/2024	44,402
55,000	Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	52,250
225,000	Scotts Miracle-Gro Co. (The) 6.00%, 10/15/2023	228,375
119,000	Sealed Air Corp. 5.13%, 12/1/2024 (a)	120,488
46,000	SemGroup Corp. 5.63%, 11/15/2023	44,505
25,000	Seminole Hard Rock Entertainment, Inc. 5.88%, 5/15/2021 (a)	25,000
145,000	Sempra Energy 3.80%, 2/1/2038	133,153
85,000	Sensata Technologies BV 4.88%, 10/15/2023 (a)	85,000

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	United States — continued
	Service Corp. International
50,000	5.38%, 1/15/2022	50,767
70,000	7.50%, 4/1/2027	78,050
225,000	Shire Acquisitions Investments Ireland DAC 2.88%, 9/23/2023	214,741
EUR 200,000	Silgan Holdings, Inc. 3.25%, 3/15/2025	238,348
	Sinclair Television Group, Inc.
25,000	6.13%, 10/1/2022	25,630
266,000	5.63%, 8/1/2024 (a)	262,010
	Sirius XM Radio, Inc.
10,000	4.63%, 5/15/2023 (a)	9,965
410,000	6.00%, 7/15/2024 (a)	426,031
182,000	5.38%, 4/15/2025 (a)	184,730
12,000	5.00%, 8/1/2027 (a)	11,595
40,000	Six Flags Entertainment Corp. 4.88%, 7/31/2024 (a)	39,300
45,000	Solera LLC 10.50%, 3/1/2024 (a)	49,388
25,000	Sotheby’s 4.88%, 12/15/2025 (a)	23,870
130,000	Southwestern Energy Co. 6.20%, 1/23/2025 (f)	130,163
80,000	Spectrum Brands Holdings, Inc. 7.75%, 1/15/2022	82,200
158,000	Spectrum Brands, Inc. 6.63%, 11/15/2022	162,543
	Springleaf Finance Corp.
111,000	6.13%, 5/15/2022	114,053
32,000	7.13%, 3/15/2026	31,842
175,000	Sprint Capital Corp. 8.75%, 3/15/2032	193,375
	Sprint Corp.
490,000	7.88%, 9/15/2023	527,362
30,000	7.13%, 6/15/2024	31,125
659,000	7.63%, 2/15/2025	699,364
50,000	SPX FLOW, Inc. 5.63%, 8/15/2024 (a)	50,125
	Standard Industries, Inc.
24,000	6.00%, 10/15/2025 (a)	24,544
109,000	4.75%, 1/15/2028 (a)	101,403
160,000	Staples, Inc. 8.50%, 9/15/2025 (a)	151,184
10,000	Station Casinos LLC 5.00%, 10/1/2025 (a)	9,663
42,000	Steel Dynamics, Inc. 5.00%, 12/15/2026	41,790
153,000	Summit Materials LLC 6.13%, 7/15/2023	155,104

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	35

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Corporate Bonds — continued
	United States — continued
130,000	Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	125,724
80,000	SUPERVALU, Inc. 6.75%, 6/1/2021	81,400
50,000	Synchrony Financial 4.25%, 8/15/2024	48,477
20,000	Talen Energy Supply LLC 6.50%, 6/1/2025	14,900
30,000	Tallgrass Energy Partners LP 5.50%, 9/15/2024 (a)	30,863
	Targa Resources Partners LP
116,000	4.25%, 11/15/2023	112,520
170,000	6.75%, 3/15/2024	178,500
41,000	Team Health Holdings, Inc. 6.38%, 2/1/2025 (a)	35,568
75,000	TEGNA, Inc. 6.38%, 10/15/2023	77,719
36,000	5.50%, 9/15/2024 (a)	36,630
55,000	Tempur Sealy International, Inc. 5.63%, 10/15/2023	55,000
50,000	5.50%, 6/15/2026	48,750
	Tenet Healthcare Corp.
124,000	4.50%, 4/1/2021	123,845
200,000	7.50%, 1/1/2022 (a)	209,438
145,000	8.13%, 4/1/2022	153,156
185,000	6.75%, 6/15/2023	185,000
134,000	5.13%, 5/1/2025	133,163
65,000	Tenneco, Inc. 5.00%, 7/15/2026	57,688
113,000	Terex Corp. 5.63%, 2/1/2025 (a)	112,153
10,000	Terraform Global Operating LLC 6.13%, 3/1/2026 (a)	9,675
17,000	TerraForm Power Operating LLC 4.25%, 1/31/2023 (a)	16,575
34,000	6.62%, 6/15/2025 (a) (f)	36,210
21,000	5.00%, 1/31/2028 (a)	19,661
	T-Mobile US, Inc.
150,000	6.50%, 1/15/2024‡	—
160,000	6.50%, 1/15/2026‡	—
150,000	T-Mobile USA, Inc. 6.38%, 3/1/2025	156,000
16,000	Transocean Guardian Ltd. 5.88%, 1/15/2024 (a)	16,080
51,000	Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	52,248
	Transocean, Inc.
59,000	9.00%, 7/15/2023 (a)	63,646
56,000	7.50%, 1/15/2026 (a)	57,050
9,000	7.50%, 4/15/2031	8,302
108,000	6.80%, 3/15/2038	88,965
29,000	9.35%, 12/15/2041 (f)	28,783

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	United States — continued
50,000	TreeHouse Foods, Inc. 6.00%, 2/15/2024 (a)	50,625
17,000	Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	16,681
	Triumph Group, Inc.
10,000	4.88%, 4/1/2021	9,575
75,000	7.75%, 8/15/2025	72,844
19,000	Tronox, Inc. 6.50%, 4/15/2026 (a)	18,620
54,000	Tutor Perini Corp. 6.88%, 5/1/2025 (a)	54,945
175,000	Ultra Resources, Inc. 6.88%, 4/15/2022 (a)	85,313
	United Continental Holdings, Inc.
15,000	4.25%, 10/1/2022	14,738
25,000	5.00%, 2/1/2024	24,750
	United Rentals North America, Inc.
120,000	5.75%, 11/15/2024	123,864
359,000	5.50%, 5/15/2027	358,103
90,000	United States Cellular Corp. 6.70%, 12/15/2033	91,913
	United States Steel Corp.
10,000	6.88%, 8/15/2025	10,150
30,000	6.25%, 3/15/2026	29,888
	United Technologies Corp.
125,000	3.95%, 8/16/2025	125,552
150,000	4.13%, 11/16/2028	149,920
	Uniti Group LP
85,000	REIT, 6.00%, 4/15/2023 (a)	81,600
85,000	REIT, 8.25%, 10/15/2023	80,086
	Univision Communications, Inc.
61,000	5.13%, 5/15/2023 (a)	57,950
21,000	5.13%, 2/15/2025 (a)	19,268
153,000	US Concrete, Inc. 6.38%, 6/1/2024	154,339
30,000	Valvoline, Inc. 4.38%, 8/15/2025	28,650
20,000	Venator Finance SARL 5.75%, 7/15/2025 (a)	18,650
	VEREIT Operating Partnership LP
250,000	REIT, 4.60%, 2/6/2024	252,172
200,000	REIT, 3.95%, 8/15/2027	190,531
4,000	Verscend Escrow Corp. 9.75%, 8/15/2026 (a)	4,099
97,000	Vertiv Group Corp. 9.25%, 10/15/2024 (a)	99,667
170,000	VICI Properties 1 LLC REIT, 8.00%, 10/15/2023	187,850
85,000	Vista Outdoor, Inc. 5.88%, 10/1/2023	83,300

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Corporate Bonds — continued
	United States — continued
140,000	Vistra Energy Corp. 5.88%, 6/1/2023	144,025
55,000	Vistra Operations Co. LLC 5.50%, 9/1/2026 (a)	55,979
42,000	Warner Media LLC 2.95%, 7/15/2026	38,153
	Weatherford International Ltd.
23,000	9.88%, 2/15/2024	21,735
38,000	6.50%, 8/1/2036	28,215
21,000	7.00%, 3/15/2038	15,960
140,000	Welbilt, Inc. 9.50%, 2/15/2024	153,300
42,000	WellCare Health Plans, Inc. 5.25%, 4/1/2025	42,945
150,000	Wells Fargo & Co. 4.90%, 11/17/2045	151,488
147,000	WESCO Distribution, Inc. 5.38%, 6/15/2024	145,898
50,000	Western Digital Corp. 4.75%, 2/15/2026	49,022
120,000	Western Gas Partners LP 4.75%, 8/15/2028	119,410
	Whiting Petroleum Corp.
85,000	5.75%, 3/15/2021	87,125
45,000	6.63%, 1/15/2026	46,800
275,000	Williams Cos., Inc. (The) 4.00%, 9/15/2025	271,667
226,000	Windstream Services LLC 9.00%, 6/30/2025 (a)	163,285
	WMG Acquisition Corp.
EUR 150,000	4.13%, 11/1/2024 (b)	180,006
113,000	4.88%, 11/1/2024 (a)	109,751
70,000	WPX Energy, Inc. 8.25%, 8/1/2023	79,450
10,000	Wyndham Destinations, Inc. 4.50%, 4/1/2027 (f)	9,553
10,000	Wyndham Hotels & Resorts, Inc. 5.38%, 4/15/2026 (a)	9,925
100,000	Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	98,940
90,000	XPO Logistics, Inc. 6.50%, 6/15/2022 (a)	92,967
	Zayo Group LLC
203,000	6.38%, 5/15/2025	212,135
21,000	5.75%, 1/15/2027 (a)	21,053

		53,167,632

	Total Corporate Bonds (Cost $100,606,786)	97,895,456

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Foreign Government Securities — 16.0%
	Argentina — 0.2%
ARS 7,813,628	Bonos de la Nacion Argentina con Ajuste por CER 4.00%, 3/6/2020	222,141
EUR 170,000	Provincia de Buenos Aires 5.38%, 1/20/2023 (b)	159,836

		381,977

	Australia — 1.3%
AUD 3,100,000	Commonwealth of Australia 3.00%, 3/21/2047 (b)	2,211,011

	Belarus — 0.2%
	Republic of Belarus
200,000	6.88%, 2/28/2023 (a)	203,750
200,000	7.63%, 6/29/2027 (a)	208,500

		412,250

	Colombia — 0.1%
200,000	Republic of Colombia 5.00%, 6/15/2045	200,000

	Costa Rica — 0.1%
203,000	Republic of Costa Rica 7.00%, 4/4/2044 (b)	191,328

	Dominican Republic — 0.2%
350,000	Government of Dominican Republic 6.88%, 1/29/2026 (b)	375,550

	Ecuador — 0.3%
	Republic of Ecuador
350,000	10.50%, 3/24/2020 (b)	359,625
200,000	10.75%, 3/28/2022 (a)	206,250

		565,875

	Egypt — 0.7%
	Arab Republic of Egypt
900,000	5.75%, 4/29/2020 (b)	906,750
EUR 290,000	4.75%, 4/16/2026 (a)	313,896

		1,220,646

	El Salvador — 0.4%
590,000	Republic of El Salvador 7.75%, 1/24/2023 (b)	617,287

	Gabon — 0.1%
200,000	Gabonese Republic 6.38%, 12/12/2024 (b)	181,750

	Greece — 0.4%
EUR 686,000	Greece Government Bond 3.38%, 2/15/2025 (a) (b)	767,306

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	37

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Foreign Government Securities — continued
	Hungary — 0.1%
HUF 33,000,000	Republic of Hungary 7.50%, 11/12/2020	132,890

	Indonesia — 2.1%
	Republic of Indonesia
IDR 20,461,000,000	8.25%, 7/15/2021	1,408,517
IDR 20,434,000,000	8.75%, 5/15/2031	1,428,433
IDR 7,468,000,000	8.25%, 5/15/2036	491,149
340,000	6.63%, 2/17/2037 (b)	404,348

		3,732,447

	Iraq — 0.1%
200,000	Republic of Iraq 6.75%, 3/9/2023 (b)	194,000

	Ivory Coast — 0.2%
EUR 240,000	Republic of Cote d’Ivoire 5.13%, 6/15/2025 (b)	274,053

	Lebanon — 0.2%
	Republic of Lebanon
150,000	5.15%, 11/12/2018 (b)	149,812
272,000	5.45%, 11/28/2019 (b)	260,100

		409,912

	Mexico — 0.5%
MXN 16,900,000	United Mexican States 7.50%, 6/3/2027	859,743

	Nigeria — 0.1%
270,000	Federal Republic of Nigeria 7.63%, 11/28/2047 (a)	244,687

	Oman — 0.2%
400,000	Oman Government International Bond 4.75%, 6/15/2026 (a)	369,000

	Paraguay — 0.3%
420,000	Republic of Paraguay 5.00%, 4/15/2026 (b)	433,125

	Portugal — 3.6%
	Portugal Obrigacoes do Tesouro
820,000	5.13%, 10/15/2024 (b)	856,626
EUR 860,000	2.88%, 10/15/2025 (a) (b)	1,097,570
EUR 1,425,000	2.88%, 7/21/2026 (a) (b)	1,809,221
EUR 1,595,000	4.13%, 4/14/2027 (a) (b)	2,199,403
EUR 350,000	2.25%, 4/18/2034 (a) (b)	394,960

		6,357,780

	Qatar — 0.7%
	State of Qatar
410,000	2.38%, 6/2/2021 (b)	398,417

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	Qatar — continued
620,000	3.88%, 4/23/2023 (a)	622,945
200,000	4.63%, 6/2/2046 (b)	199,250

		1,220,612

	Saudi Arabia — 0.2%
260,000	Kingdom of Saudi Arabia 5.00%, 4/17/2049 (b)	257,075

	Serbia — 0.2%
300,000	Republic of Serbia 4.88%, 2/25/2020 (b)	304,500

	South Africa — 1.1%
ZAR 40,120,000	Republic of South Africa 6.50%, 2/28/2041	1,917,928

	Spain — 2.3%
	Kingdom of Spain
EUR 1,335,000	2.90%, 10/31/2046 (a) (b)	1,656,410
EUR 1,979,000	2.70%, 10/31/2048 (a) (b)	2,331,200

		3,987,610

	Zambia — 0.1%
200,000	Republic of Zambia 8.50%, 4/14/2024 (b)	144,000

	Total Foreign Government Securities (Cost $29,925,321)	27,964,342

Asset-Backed Securities — 7.5%
	Cayman Islands — 0.2%
86,592	Renew Series 2017-1A, Class B, 5.75%, 9/20/2052‡ (a)	88,027
260,000	Shackleton CLO Ltd. Series 2014-6RA, Class B, 4.07%, 7/17/2028‡ (a) (i)	259,348

		347,375

	United States — 7.3%
291,114	Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033‡ (a)	291,551
47,000	American Credit Acceptance Receivables Trust Series 2016-4, Class D, 4.11%, 4/12/2023 (a)	47,270
250,000	Apidos CLO XXX Class A2, 0.00%, 10/18/2031 (a) (i)	250,000
250,000	Benefit Street Partners CLO XI Series 2017-11, Class A2A, 4.09%, 4/15/2029 (a) (i)	250,348
231,925	Business Jet Securities LLC Series 2018-2, Class C, 6.66%, 6/15/2033 (a)	233,370

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Asset-Backed Securities — continued
	United States — continued
164,428	Chase Funding Trust Series 2003-6, Class 1A7, 5.08%, 11/25/2034‡ (f)	168,448
	Citi Held For Asset Issuance
104,240	Series 2015-PM2, Class C, 5.96%, 3/15/2022‡ (a)	104,351
84,510	Series 2015-PM3, Class C, 6.99%, 5/16/2022‡ (a)	84,848
	CLUB Credit Trust
36,874	Series 2017-P1, Class A, 2.42%, 9/15/2023 (a)	36,777
115,000	Series 2017-P1, Class B, 3.56%, 9/15/2023 (a)	114,506
183,812	Series 2017-P2, Class A, 2.61%, 1/15/2024 (a)	182,824
	CPS Auto Receivables Trust
640,000	Series 2018-A, Class B, 2.77%, 4/18/2022 (a)	634,910
400,000	Series 2018-A, Class D, 3.66%, 12/15/2023 (a)	398,503
	Credit Acceptance Auto Loan Trust
250,000	Series 2018-1A, Class C, 3.77%, 6/15/2027 (a)	247,893
250,000	Series 2018-3A, Class B, 3.89%, 10/15/2027 (a)	249,943
129,286	Credit-Based Asset Servicing & Securitization LLC Series 2004-CB5, Class M1, 2.98%, 1/25/2034‡ (i)	130,149
131,939	CWABS, Inc. Asset-Backed Certificates Series 2003-5, Class AF5, 5.20%, 2/25/2034‡ (f)	135,397
256,000	Drive Auto Receivables Trust Series 2018-3, Class D, 4.30%, 9/16/2024	258,830
	DT Auto Owner Trust
100,000	Series 2017-3A, Class D, 3.58%, 5/15/2023 (a)	100,129
320,000	Series 2018-2A, Class D, 4.15%, 3/15/2024 (a)	320,420
	Exeter Automobile Receivables Trust
100,000	Series 2015-2A, Class D, 5.79%, 5/16/2022 (a)	102,121
220,000	Series 2015-3A, Class D, 6.55%, 10/17/2022 (a)	228,990
99,000	Series 2018-3A, Class C, 3.71%, 6/15/2023 (a)	99,087
180,000	Series 2017-3A, Class C, 3.68%, 7/17/2023 (a)	179,952

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	United States — continued
350,000	Series 2016-3A, Class D, 6.40%, 7/17/2023 (a)	361,060
210,000	Series 2018-3A, Class D, 4.35%, 6/17/2024 (a)	211,405
	Flagship Credit Auto Trust
350,000	Series 2018-3, Class A, 3.07%, 2/15/2023 (a)	349,970
280,000	Series 2017-4, Class D, 3.58%, 1/15/2024 (a)	275,659
380,000	Series 2017-2, Class E, 5.55%, 7/15/2024 (a)	384,824
170,000	Series 2018-3, Class C, 3.79%, 12/16/2024 (a)	170,138
40,000	Series 2018-3, Class D, 4.15%, 12/16/2024 (a)	40,096
	FREED ABS Trust
148,654	Series 2018-1, Class A, 3.61%, 7/18/2024 (a)	148,487
100,000	Series 2018-1, Class B, 4.56%, 7/18/2024‡ (a)	100,235
350,000	Lendmark Funding Trust Series 2017-1A, Class C, 5.41%, 12/22/2025‡ (a)	358,194
	Marlette Funding Trust
100,000	Series 2018-1A, Class B, 3.19%, 3/15/2028‡ (a)	99,421
100,000	Series 2018-1A, Class C, 3.69%, 3/15/2028 (a)	99,310
410,000	Series 2018-2A, Class B, 3.61%, 7/17/2028‡ (a)	408,745
280,000	Series 2018-2A, Class C, 4.37%, 7/17/2028‡ (a)	280,347
100,000	Series 2018-3A, Class A, 3.20%, 9/15/2028 (a)	100,017
190,000	MFA LLC Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 (a) (f)	190,000
270,085	MFA Trust Series 2017-NPL1, Class A1, 3.35%, 11/25/2047‡ (a) (f)	267,383
353,818	Morgan Stanley ABS Capital I, Inc. Trust Series 2004-NC8, Class B1, 4.69%, 9/25/2034‡ (i)	351,720
	OneMain Direct Auto Receivables Trust
100,000	Series 2018-1A, Class B, 3.71%, 4/14/2025 (a)	100,137
160,000	Series 2018-1A, Class D, 4.40%, 1/14/2028 (a)	160,607

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	39

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Asset-Backed Securities — continued
	United States — continued
100,000	Onemain Financial Issuance Trust Series 2018-1A, Class D, 4.08%, 3/14/2029‡ (a)	100,213
293,000	Oportun Funding VI LLC Series 2017-A, Class B, 3.97%, 6/8/2023‡ (a) (i)	289,470
	Pretium Mortgage Credit Partners I LLC
206,664	Series 2017-NPL5, Class A1, 3.33%, 12/30/2032 (a) (i)	205,624
220,016	Series 2018-NPL1, Class A1, 3.38%, 1/27/2033‡ (a) (f)	218,031
100,000	Prosper Marketplace Issuance Trust Series 2018-1A, Class B, 3.90%, 6/17/2024 (a)	99,971
350,000	Santander Drive Auto Receivables Trust Series 2018-4, Class D, 3.98%, 12/15/2025	349,987
100,000	SoFi Consumer Loan Program Trust Series 2018-1, Class B, 3.65%, 2/25/2027‡ (a)	99,184
231,445	Stanwich Mortgage Loan Trust Series 2018-NPB1, Class A1, 4.02%, 5/16/2023 (a) (f)	231,324
	Structured Asset Investment Loan Trust
88,784	Series 2004-8, Class M3, 3.04%, 9/25/2034‡ (i)	86,336
126,474	Series 2005-HE3, Class M1, 2.78%, 9/25/2035‡ (i)	126,031
328,000	T-Mobile USA, Inc. 6.00%, 4/15/2024‡	—
67,745	Veros Automobile Receivables Trust Series 2017-1, Class A, 2.84%, 4/17/2023 (a)	67,505
244,801	VOLT LX LLC Series 2017-NPL7, Class A1, 3.25%, 6/25/2047‡ (a) (f)	243,345
78,263	VOLT LXII LLC Series 2017-NPL9, Class A1, 3.13%, 9/25/2047‡ (a) (f)	77,386
76,772	VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047‡ (a) (f)	76,134
389,000	VOLT LXIX LLC Series 2018-NPL5, Class A2, 5.80%, 8/25/2048 (a) (f)	388,507
300,000	VOLT LXVIII LLC Series 2018-NPL4, Class A2, 5.93%, 7/27/2048 (a) (f)	299,819

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	United States — continued
	Westlake Automobile Receivables Trust
130,000	Series 2018-3A, Class C, 3.61%, 10/16/2023 (a)	129,984
80,000	Series 2018-3A, Class D, 4.00%, 10/16/2023 (a)	80,232
310,000	Series 2018-2A, Class E, 4.86%, 1/16/2024 (a)	310,656

		12,788,111

	Total Asset-backed Securities (Cost $13,145,163)	13,135,486

Commercial Mortgage-Backed Securities — 5.8%
	United States — 5.8%
400,000	BAMLL Re-REMIC Trust Series 2014-FRR4, Class BK29, PO, 4/27/2023 (a)	278,387
	Banc of America Commercial Mortgage Trust
38,531	Series 2006-1, Class E, 6.20%, 9/10/2045‡ (a) (i)	39,857
531,804	Series 2007-5, Class AJ, 6.27%, 2/10/2051 (i)	544,477
105,000	BANK Series 2017-BNK9, Class D, 2.80%, 11/15/2054 (a)	82,135
492,000	BHMS ATLS Series 2018-ATLS, Class A, 3.31%, 7/15/2035 (a) (i)	491,999
485,000	BX Commercial Mortgage Trust Series 2018-BIOA, Class D, 3.38%, 3/15/2037‡ (a) (i)	483,520
	BX Trust
100,000	Series 2018-MCSF, Class B, 2.87%, 4/15/2035‡ (a) (i)	99,135
100,000	Series 2018-MCSF, Class C, 3.07%, 4/15/2035‡ (a) (i)	99,259
210,000	BXMT Ltd. Series 2017-FL1, Class D, 4.76%, 6/15/2035‡ (a) (i)	211,313
90,000	CD Mortgage Trust Series 2017-CD4, Class D, 3.30%, 5/10/2050‡ (a)	75,604
	Citigroup Commercial Mortgage Trust
205,000	Series 2015-P1, Class D, 3.23%, 9/15/2048‡ (a)	178,093
350,000	Series 2016-P5, Class C, 4.47%, 10/10/2049‡ (i)	346,158
	COBALT CMBS Commercial Mortgage Trust
206,337	Series 2007-C3, Class AJ, 6.02%, 5/15/2046 (i)	209,990
570,000	Series 2007-C3, Class B, 6.02%, 5/15/2046‡ (i)	568,068

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Commercial Mortgage-Backed Securities — continued
	United States — continued
300,000	Cold Storage Trust Series 2017-ICE3, Class B, 3.31%, 4/15/2036‡ (a) (i)	301,499
	Commercial Mortgage Trust
120,000	Series 2004-GG1, Class H, 6.60%, 6/10/2036‡ (a) (i)	121,046
540,000	Series 2015-CR23, Class CME, 3.81%, 5/10/2048‡ (a) (i)	533,718
150,000	Series 2015-CR24, Class D, 3.46%, 8/10/2048 (i)	127,331
100,000	CSAIL Commercial Mortgage Trust Series 2017-C8, Class C, 4.32%, 6/15/2050‡	100,116
	FHLMC Multifamily Structured Pass-Through Certificates
4,063,942	Series K033, Class X1, IO, 0.42%, 7/25/2023 (i)	54,688
2,640,000	Series K036, Class X3, IO, 2.18%, 12/25/2041 (i)	250,638
6,800,000	Series K720, Class X3, IO, 1.38%, 8/25/2042 (i)	309,963
3,470,000	Series K041, Class X3, IO, 1.70%, 11/25/2042 (i)	296,144
3,025,000	Series K042, Class X3, IO, 1.66%, 1/25/2043 (i)	257,135
10,025,000	Series K718, Class X3, IO, 1.49%, 2/25/2043 (i)	447,082
1,915,000	Series K045, Class X3, IO, 1.55%, 4/25/2043 (i)	155,917
1,365,000	Series K054, Class X3, IO, 1.65%, 4/25/2043 (i)	133,951
1,010,000	Series K050, Class X3, IO, 1.61%, 10/25/2043 (i)	90,785
1,395,000	Series K051, Class X3, IO, 1.67%, 10/25/2043 (i)	135,655
750,000	Series K052, Class X3, IO, 1.67%, 1/25/2044 (i)	73,518
2,890,000	Series K726, Class X3, IO, 2.20%, 7/25/2044 (i)	300,767
950,000	Series K067, Class X3, IO, 2.19%, 9/25/2044 (i)	140,480
400,000	Series K072, Class X3, IO, 2.21%, 12/25/2045 (i)	61,917
1,820,000	Series K078, Class X3, IO, 2.29%, 6/25/2046 (i)	304,833
	FREMF Mortgage Trust
92,395	Series 2017-KF31, Class B, 4.98%, 4/25/2024 (a) (i)	94,459

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	United States — continued
98,449	Series 2017-KF36, Class B, 4.73%, 8/25/2024 (a) (i)	99,223
98,619	Series 2017-KF38, Class B, 4.58%, 9/25/2024 (a) (i)	99,338
190,000	Series 2017-K728, Class B, 3.76%, 11/25/2050 (a) (i)	183,680
105,000	Series 2017-K728, Class C, 3.76%, 11/25/2050 (a) (i)	98,516
701,198	GNMA Series 2017-23, IO, 0.73%, 5/16/2059 (i)	42,814
100,000	GRACE Mortgage Trust Series 2014-GRCE, Class B, 3.52%, 6/10/2028 (a)	100,237
320,000	GS Mortgage Securities Trust Series 2012-GCJ9, Class D, 4.91%, 11/10/2045‡ (a) (i)	307,285
	JP Morgan Chase Commercial Mortgage Securities Trust
85,000	Series 2004-CBX, Class C, 5.07%, 1/12/2037‡ (i)	86,063
25,111	Series 2007-LD11, Class AM, 6.18%, 6/15/2049 (i)	25,517
78,992	LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.09%, 7/15/2044 (i)	80,204
252,891	LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039‡ (i)	203,577
250,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D, 3.25%, 12/15/2047 (a)	213,572
80,069	Morgan Stanley Capital I Trust Series 2005-HQ7, Class E, 5.55%, 11/14/2042‡ (i)	81,025
70,000	UBS Commercial Mortgage Trust Series 2017-C6, Class D, 2.50%, 12/15/2050 (a) (i)	49,334
	Wachovia Bank Commercial Mortgage Trust
110,000	Series 2007-C30, Class B, 5.46%, 12/15/2043 (i)	111,193
205,000	Series 2007-C30, Class C, 5.48%, 12/15/2043 (i)	203,135
22,494	Series 2007-C31, Class C, 6.18%, 4/15/2047‡ (i)	22,494
63,609	Series 2006-C29, Class B, 5.43%, 11/15/2048 (i)	63,947

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	41

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Commercial Mortgage-Backed Securities — continued
	United States — continued
100,000	Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class D, 4.24%, 5/15/2048 (i)	90,102

	Total Commercial Mortgage-Backed Securities (Cost $10,160,087)	10,160,893

Mortgage-Backed Securities — 4.0%
	United States — 4.0%
2,576,487	FHLMC Gold Pools, 15 Year, Single Family Pool # G18702, 3.50%, 8/1/2033	2,607,267
2,083,012	FHLMC Gold Pools, 30 Year, Single Family Pool # G67705, 4.00%, 10/1/2047	2,135,168
2,221,712	FNMA, 15 Year, Single Family Pool # 890789, 3.00%, 9/1/2032	2,209,275

	Total Mortgage-Backed Securities (Cost $6,934,961)	6,951,710

Collateralized Mortgage Obligations — 2.9%
	Netherlands — 0.2%
255,000	Permanent Master Issuer plc Series 2018-1A, Class 1A1, 2.75%, 7/15/2058 (a) (i)	254,567

	United States — 2.7%
	Alternative Loan Trust
189,316	Series 2004-25CB, Class A1, 6.00%, 12/25/2034	191,074
116,868	Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	117,809
176,605	Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	177,751
210,455	Series 2007-2CB, Class 1A6, 5.75%, 3/25/2037	182,072
55,709	Chase Mortgage Finance Trust Series 2007-A1, Class 1A5, 4.00%, 2/25/2037 (i)	56,236
76,780	CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	64,058
	FHLMC REMIC
2,899,483	Series 2916, Class S, IF, IO, 5.19%, 1/15/2035 (i)	464,788
815,644	Series 4689, Class SD, IF, IO, 4.09%, 6/15/2047 (i)	144,871
639,958	Series 4714, Class SA, IF, IO, 4.09%, 8/15/2047 (i)	122,155

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

	United States — continued
80,000	FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 4.36%, 9/25/2030 (i)	80,895
	FNMA REMIC
653,385	Series 2010-57, Class ID, IO, 4.00%, 6/25/2025	47,729
2,700,187	Series 2012-146, Class AI, IO, 3.00%, 1/25/2028	236,524
1,401,060	Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	158,279
544,353	Series 2012-63, Class NI, IO, 4.00%, 6/25/2040	52,785
193,390	Series 2012-93, Class SE, IF, IO, 4.04%, 9/25/2042 (i)	31,750
261,426	Series 2012-124, Class UI, IO, 4.00%, 11/25/2042	54,930
359,248	Series 2012-133, Class NS, IF, IO, 4.09%, 12/25/2042 (i)	63,472
445,904	Series 2016-77, Class SA, IF, IO, 3.94%, 10/25/2046 (i)	86,621
2,011,196	Series 2017-31, Class SG, IF, IO, 4.04%, 5/25/2047 (i)	338,393
533,301	Series 2017-39, Class ST, IF, IO, 4.04%, 5/25/2047 (i)	88,337
918,434	Series 2017-69, Class SH, IF, IO, 4.14%, 9/25/2047 (i)	169,015
426,615	FNMA STRIPS Series 409, Class 27, IO, 4.00%, 4/25/2027 (i)	39,106
	GNMA
327,411	Series 2015-H13, Class GI, IO, 1.61%, 4/20/2065 (i)	16,846
412,315	Series 2017-H14, Class FG, 3.53%, 6/20/2067 (i)	425,251
100,000	Homeward Opportunities Fund I Trust Series 2018-1, Class A1, 3.77%, 6/25/2048 (a) (i)	100,016
125,877	Merrill Lynch Mortgage Investors Trust Series 2004-C, Class A1, 2.62%, 7/25/2029 (i)	120,761
310,000	OBX Trust Series 2018-EXP1, Class 2A1, 2.91%, 4/25/2048 (a) (i)	310,000
210,000	PNMAC GMSR Issuer Trust Series 2018-GT2, Class A, 4.71%, 8/25/2025 (a) (i)	210,940
115,446	RALI Trust Series 2005-QO1, Class A1, 2.36%, 8/25/2035 (i)	101,343

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT	INVESTMENTS	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
27,534	Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 4.28%, 7/25/2034 (i)	27,429
240,000	Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (a) (f)	240,003
250,000	Verus Securitization Trust Series 2018-2, Class A1, 3.68%, 6/1/2058 (a) (i)	250,039

		4,771,278

	Total Collateralized Mortgage Obligations (Cost $5,083,502)	5,025,845

U.S. Treasury Obligations — 1.2%
	U.S. Treasury Bonds
90,000	2.75%, 11/15/2047	85,177
90,000	3.00%, 2/15/2048	89,546

PRINCIPAL AMOUNT	INVESTMENTS	VALUE

1,970,000	U.S. Treasury Notes 2.88%, 5/15/2028	1,970,308

	Total U.S. Treasury Obligations (Cost $2,130,165)	2,145,031

SHARES
Short-term Investments — 4.8%
	Investment Companies — 4.8%
8,342,272	JPMorgan U.S. Government Money Market Fund, Class Institutional Shares, 1.82% (j) (k) (Cost $8,342,272)	8,342,272

	Total Investments — 98.3% (Cost $176,328,257)	171,621,035
	Other Assets Less Liabilities — 1.7%	3,028,126

	NET ASSETS — 100.0%	$174,649,161

Percentages indicated are based on net assets.

Futures contracts outstanding as of August 31, 2018:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Euro-BTP	16	12/2018	EUR	2,243,126	(2,191)
Euro-Buxl	5	12/2018	EUR	1,029,237	3,940
U.S. Treasury 10 Year Note	27	12/2018	USD	3,244,219	(4,219)
U.S. Treasury 2 Year Note	2	12/2018	USD	422,688	(31)
U.S. Treasury 5 Year Note	76	12/2018	USD	8,614,719	(1,156)

					(3,657)

Short Contracts
Australia 10 Year Bond	(58)	09/2018	AUD	(5,445,204)	(56,186)
Euro-Bobl	(104)	12/2018	EUR	(15,887,696)	(12,202)
Euro-Bund	(38)	12/2018	EUR	(7,091,765)	(19,908)
Euro-OAT	(13)	12/2018	EUR	(2,301,941)	(4,096)
Euro-Schatz	(43)	12/2018	EUR	(5,587,926)	(803)
U.S. Treasury 10 Year Note	(36)	12/2018	USD	(4,325,625)	11,171
U.S. Treasury 10 Year Ultra Note	(120)	12/2018	USD	(15,350,625)	54,044
U.S. Treasury 2 Year Note	(12)	12/2018	USD	(2,536,125)	913
U.S. Treasury 5 Year Note	(43)	12/2018	USD	(4,874,117)	7,391
U.S. Treasury Long Bond	(1)	12/2018	USD	(144,000)	844
3 Month Eurodollar	(152)	12/2019	USD	(36,877,100)	244,398

					225,566

					221,909

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	43

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Forward foreign currency exchange contracts outstanding as of August 31, 2018:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
EUR	10,351,725	USD	11,988,430	BNP Paribas SA	9/5/2018	27,335
EUR	352,378	USD	402,409	Citibank, NA	9/5/2018	6,614
EUR	141,755	USD	161,394	National Australia Bank Ltd.	9/5/2018	3,148
EUR	34,984	USD	39,880	Royal Bank of Canada	9/5/2018	728
GBP	124,072	USD	158,136	National Australia Bank Ltd.	9/5/2018	2,716
USD	298,938	ARS	8,603,443	Citibank, NA**	9/5/2018	65,783
USD	2,279,595	AUD	3,069,000	BNP Paribas SA	9/5/2018	73,291
USD	30,141,809	EUR	25,646,551	Barclays Bank plc	9/5/2018	372,575
USD	12,860,326	EUR	10,954,624	Citibank, NA	9/5/2018	144,747
USD	191,202	EUR	162,736	Merrill Lynch International	9/5/2018	2,306
USD	47,172	EUR	40,571	Royal Bank of Canada	9/5/2018	78
USD	944,876	GBP	717,328	TD Bank Financial Group	9/5/2018	14,897
USD	7,412,031	IDR	107,799,004,212	Goldman Sachs International**	9/5/2018	93,700
USD	1,644,697	SEK	14,373,523	Citibank, NA	9/5/2018	72,987
USD	2,236,843	ZAR	29,627,155	Citibank, NA	9/5/2018	220,704
EUR	230,214	USD	267,521	National Australia Bank Ltd.	10/3/2018	255
GBP	98,334	USD	126,580	Australia & New Zealand Banking Group Ltd.	10/3/2018	1,049
USD	274,082	ARS	8,603,443	Goldman Sachs International**	10/3/2018	48,332
USD	2,236,991	AUD	3,069,000	Goldman Sachs International	10/3/2018	30,759
USD	30,065,002	EUR	25,660,509	BNP Paribas SA	10/3/2018	217,742
USD	542,327	EUR	463,474	Morgan Stanley	10/3/2018	3,233
USD	773,830	GBP	593,256	Citibank, NA	10/3/2018	3,833
USD	3,714,254	IDR	54,506,681,350	Goldman Sachs International**	10/3/2018	95,719
USD	1,581,427	SEK	14,373,523	State Street Corp.	10/3/2018	6,317
USD	2,065,961	ZAR	29,627,155	Barclays Bank plc	10/3/2018	57,595

Total unrealized appreciation						1,566,443

ARS	8,603,443	USD	283,008	Goldman Sachs International**	9/5/2018	(49,852)
AUD	3,069,000	USD	2,236,810	Goldman Sachs International	9/5/2018	(30,506)
EUR	100,526	USD	117,164	Australia & New Zealand Banking Group Ltd.	9/5/2018	(477)
EUR	234,923	USD	273,517	Barclays Bank plc	9/5/2018	(830)
EUR	25,660,509	USD	30,002,295	BNP Paribas SA	9/5/2018	(216,859)
GBP	593,256	USD	772,952	Citibank, NA	9/5/2018	(3,826)
IDR	49,034,265,862	USD	3,405,086	Citibank, NA**	9/5/2018	(76,215)
IDR	58,764,738,350	USD	4,027,100	Goldman Sachs International**	9/5/2018	(37,641)
SEK	14,373,523	USD	1,577,995	State Street Corp.	9/5/2018	(6,285)
USD	42,037	EUR	36,242	Barclays Bank plc	9/5/2018	(32)
USD	41,353	EUR	36,077	Morgan Stanley	9/5/2018	(523)
ZAR	29,627,155	USD	2,073,651	Barclays Bank plc	9/5/2018	(57,512)
EUR	196,426	USD	229,629	Australia & New Zealand Banking Group Ltd.	10/3/2018	(1,154)
USD	12,013,443	EUR	10,351,725	BNP Paribas SA	10/3/2018	(27,263)
USD	373,960	EUR	322,438	Goldman Sachs International	10/3/2018	(1,087)

Total unrealized depreciation						(510,062)

Net unrealized appreciation						1,056,381

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

Abbreviations

ABS	Asset-backed Securities
ARS	Argentine Peso
AUD	Australian Dollar
CLO	Collateralized Loan Obligations
CMBS	Commercial Mortgage Backed Security
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
HUF	Hungarian Forint
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
IF

    Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2018. The rate may be subject to a cap and floor.

IO

    Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
OYJ	Public Limited Company
PO

    Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
SEK	Swedish Krona
STRIPS

    Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

USD	United States Dollar
ZAR	South African Rand

(a)

    Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)

    Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

    Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2018.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)

    Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2018.

(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Amount rounds to less than 0.1% of net assets.
(i)

    Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2018.

(j)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of August 31, 2018.
**	Non-deliverable forward.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	45

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — 65.3%
	Aerospace & Defense — 0.4%
834,000	General Dynamics Corp. (ICE LIBOR USD 3 Month + 0.29%), 2.63%, 5/11/2020 (a)	837,290
1,000,000	Rockwell Collins, Inc. 5.25%, 7/15/2019	1,020,470
6,226,000	United Technologies Corp. (ICE LIBOR USD 3 Month + 0.65%), 2.97%, 8/16/2021 (a)	6,239,180

		8,096,940

	Automobiles — 2.7%
	BMW US Capital LLC (Germany)
11,909,000	1.45%, 9/13/2019 (b)	11,762,140
5,381,000	(ICE LIBOR USD 3 Month + 0.37%), 2.69%, 8/14/2020 (a) (b)	5,390,804
1,910,000	(ICE LIBOR USD 3 Month + 0.41%), 2.75%, 4/12/2021 (a) (b)	1,914,375
	Daimler Finance North America LLC (Germany)
8,295,000	1.50%, 7/5/2019 (b)	8,205,192
4,070,000	2.25%, 7/31/2019 (b)	4,047,696
1,000,000	1.75%, 10/30/2019 (b)	985,538
1,836,000	(ICE LIBOR USD 3 Month + 0.39%), 2.73%, 5/4/2020 (a) (b)	1,840,453
1,700,000	(ICE LIBOR USD 3 Month + 0.53%), 2.87%, 5/5/2020 (a) (b)	1,705,636
2,900,000	(ICE LIBOR USD 3 Month + 0.43%), 2.77%, 2/12/2021 (a) (b)	2,900,759
2,100,000	(ICE LIBOR USD 3 Month + 0.45%), 2.76%, 2/22/2021 (a) (b)	2,104,337
	Nissan Motor Acceptance Corp.
1,255,000	2.35%, 3/4/2019 (b)	1,252,235
800,000	2.00%, 3/8/2019 (b)	796,963
3,196,000	1.55%, 9/13/2019 (b)	3,149,917
630,000	(ICE LIBOR USD 3 Month + 0.58%), 2.92%, 1/13/2020 (a) (b)	632,665
4,350,000	(ICE LIBOR USD 3 Month + 0.39%), 2.73%, 9/28/2020 (a) (b)	4,356,267
5,826,000	(ICE LIBOR USD 3 Month + 0.52%), 2.86%, 3/15/2021 (a) (b)	5,839,566
	Volkswagen Group of America Finance LLC (Germany)
2,600,000	2.13%, 5/23/2019 (b)	2,588,041
2,480,000	2.45%, 11/20/2019 (b)	2,459,911

		61,932,495

	Banks — 26.4%
	ABN AMRO Bank NV (Netherlands)
1,200,000	2.10%, 1/18/2019 (b)	1,197,276

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Banks — continued
2,932,000	1.80%, 9/20/2019 (b)	2,895,203
3,900,000	(ICE LIBOR USD 3 Month + 0.41%), 2.75%, 1/19/2021 (a) (b)	3,902,652
5,778,000	(ICE LIBOR USD 3 Month + 0.57%), 2.88%, 8/27/2021 (a) (b)	5,791,284
	ANZ New Zealand Int’l Ltd. (New Zealand)
1,760,000	2.25%, 2/1/2019 (b)	1,757,948
1,090,000	2.60%, 9/23/2019 (b)	1,085,671
4,365,000	(ICE LIBOR USD 3 Month + 1.01%), 3.35%, 7/28/2021 (a) (b)	4,428,534
	Australia & New Zealand Banking Group Ltd. (Australia)
8,396,000	2.25%, 6/13/2019	8,370,497
2,785,000	1.60%, 7/15/2019	2,759,479
3,413,000	2.05%, 9/23/2019	3,382,020
3,000,000	(ICE LIBOR USD 3 Month + 0.32%), 2.66%, 7/2/2020 (a) (b)	3,005,586
3,841,000	(ICE LIBOR USD 3 Month + 0.32%), 2.66%, 11/9/2020 (a) (b)	3,849,104
2,300,000	(ICE LIBOR USD 3 Month + 0.46%), 2.77%, 5/17/2021 (a) (b)	2,305,896
2,100,000	(ICE LIBOR USD 3 Month + 0.99%), 3.29%, 6/1/2021 (a) (b)	2,133,748
	Bank of America Corp.
250,000	Series L, 2.60%, 1/15/2019	250,028
2,255,000	7.63%, 6/1/2019	2,334,009
7,958,000	Bank of America NA (ICE LIBOR USD 3 Month + 0.25%), 2.56%, 8/28/2020 (a)	7,962,902
	Bank of Montreal (Canada)
5,750,000	1.50%, 7/18/2019	5,691,617
7,200,000	(ICE LIBOR USD 3 Month + 0.34%), 2.68%, 7/13/2020 (a)	7,229,261
1,319,000	Series D, (ICE LIBOR USD 3 Month + 0.46%), 2.80%, 4/13/2021 (a)	1,325,300
	Bank of Nova Scotia (The) (Canada)
7,913,000	2.05%, 6/5/2019	7,882,270
4,404,000	1.65%, 6/14/2019	4,370,327
475,000	(ICE LIBOR USD 3 Month + 0.66%), 3.00%, 6/14/2019 (a)	476,974
	Banque Federative du Credit Mutuel SA (France)
715,000	2.75%, 1/22/2019 (b)	715,395
6,903,000	1.90%, 3/28/2019 (b)	6,871,275
14,022,000	2.00%, 4/12/2019 (b)	13,952,829
250,000	(ICE LIBOR USD 3 Month + 0.49%), 2.84%, 7/20/2020 (a) (b)	251,268

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Banks — continued
	Barclays Bank plc (United Kingdom)
1,581,000	2.50%, 2/20/2019	1,579,942
602,000	5.13%, 1/8/2020	616,012
1,750,000	(ICE LIBOR USD 3 Month + 0.65%), 2.99%, 8/7/2020 (a)	1,757,807
764,000	BB&T Corp. 2.25%, 2/1/2019	763,133
1,000,000	BNP Paribas SA (France) 2.40%, 12/12/2018	999,821
	BNZ International Funding Ltd. (New Zealand)
10,575,000	2.35%, 3/4/2019 (b)	10,562,161
1,737,000	(ICE LIBOR USD 3 Month + 0.70%), 3.01%, 2/21/2020 (a) (b)	1,748,663
	Branch Banking & Trust Co.
1,500,000	2.30%, 10/15/2018	1,499,803
1,902,000	1.45%, 5/10/2019	1,887,449
	Capital One NA
670,000	2.40%, 9/5/2019	666,566
6,800,000	1.85%, 9/13/2019	6,734,429
3,175,000	2.35%, 1/31/2020	3,143,332
	Citibank NA
8,558,000	(ICE LIBOR USD 3 Month + 0.32%), 2.66%, 5/1/2020 (a)	8,564,904
8,309,000	(ICE LIBOR USD 3 Month + 0.57%), 2.92%, 7/23/2021 (a)	8,351,419
886,000	Citigroup, Inc. 2.50%, 7/29/2019	884,064
	Citizens Bank NA
750,000	2.30%, 12/3/2018	749,719
3,186,000	2.50%, 3/14/2019	3,183,826
2,685,000	(ICE LIBOR USD 3 Month + 0.54%), 2.86%, 3/2/2020 (a)	2,691,632
1,900,000	(ICE LIBOR USD 3 Month + 0.57%), 2.88%, 5/26/2020 (a)	1,906,036
3,850,000	Comerica, Inc. 2.13%, 5/23/2019	3,832,811
	Commonwealth Bank of Australia (Australia)
1,000,000	2.25%, 3/13/2019	998,610
1,455,000	2.05%, 3/15/2019	1,450,206
5,371,000	2.30%, 9/6/2019	5,349,207
1,344,000	5.00%, 10/15/2019 (b)	1,374,353
3,991,000	1.75%, 11/7/2019 (b)	3,937,156
675,000	(ICE LIBOR USD 3 Month + 0.45%), 2.78%, 3/10/2020 (a) (b)	677,603
	Compass Bank
603,000	2.75%, 9/29/2019	601,021
9,251,000	(ICE LIBOR USD 3 Month + 0.73%), 3.06%, 6/11/2021 (a)	9,269,195

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Banks — continued
	Cooperatieve Rabobank UA (Netherlands)
9,260,000	1.38%, 8/9/2019	9,140,877
4,019,000	2.25%, 1/14/2020	3,977,263
4,500,000	(ICE LIBOR USD 3 Month + 0.43%), 2.76%, 4/26/2021 (a)	4,506,439
12,609,000	Credit Agricole SA (France) 2.50%, 4/15/2019 (b)	12,589,873
6,758,000	Danske Bank A/S (Denmark) 1.65%, 9/6/2019 (b)	6,667,383
	DBS Group Holdings Ltd. (Singapore)
13,300,000	2.25%, 7/16/2019 (b)	13,182,316
5,815,000	(ICE LIBOR USD 3 Month + 0.49%), 2.81%, 6/8/2020 (a) (b)	5,822,374
7,000,000	DNB Bank ASA (Norway) (ICE LIBOR USD 3 Month + 0.37%), 2.71%, 10/2/2020 (a) (b)	7,015,331
6,062,000	Fifth Third Bancorp 2.30%, 3/1/2019	6,053,240
	Fifth Third Bank
4,168,000	2.30%, 3/15/2019	4,163,085
880,000	1.63%, 9/27/2019	869,462
	HSBC Holdings plc (United Kingdom)
7,000,000	(ICE LIBOR USD 3 Month + 0.60%), 2.92%, 5/18/2021 (a)	7,020,865
1,690,000	(ICE LIBOR USD 3 Month + 1.66%), 3.97%, 5/25/2021 (a)	1,744,315
5,000,000	Huntington National Bank (The) 2.20%, 4/1/2019	4,987,462
	KeyBank NA
5,634,000	1.60%, 8/22/2019	5,572,184
6,721,000	2.50%, 12/15/2019	6,685,114
	Lloyds Bank plc (United Kingdom)
2,428,000	2.05%, 1/22/2019	2,421,362
200,000	(ICE LIBOR USD 3 Month + 1.00%), 3.35%, 1/22/2019 (a)	200,695
2,101,000	(ICE LIBOR USD 3 Month + 0.49%), 2.83%, 5/7/2021 (a)	2,109,047
8,560,000	Mitsubishi UFJ Financial Group, Inc. (Japan) (ICE LIBOR USD 3 Month + 0.65%), 2.98%, 7/26/2021 (a)	8,599,733
10,643,000	Mitsubishi UFJ Trust & Banking Corp. (Japan) 2.45%, 10/16/2019 (b)	10,576,857
	Mizuho Bank Ltd. (Japan)
900,000	2.15%, 10/20/2018 (b)	899,613
10,144,000	2.45%, 4/16/2019 (b)	10,129,303
8,608,000	2.65%, 9/25/2019 (b)	8,583,130
	MUFG Bank Ltd. (Japan)
6,600,000	2.30%, 3/10/2019 (b)	6,588,289
4,839,000	2.35%, 9/8/2019 (b)	4,812,385

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	47

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Banks — continued
	National Australia Bank Ltd. (Australia)
3,000,000	2.40%, 12/9/2019 (b)	2,980,303
8,400,000	(ICE LIBOR USD 3 Month + 0.51%), 2.82%, 5/22/2020 (a) (b)	8,441,597
7,170,000	(ICE LIBOR USD 3 Month + 0.35%), 2.69%, 1/12/2021 (a) (b)	7,176,778
4,490,000	(ICE LIBOR USD 3 Month + 1.00%), 3.34%, 7/12/2021 (a) (b)	4,565,842
	National Bank of Canada (Canada)
2,160,000	2.10%, 12/14/2018	2,158,471
1,130,000	(ICE LIBOR USD 3 Month + 0.60%), 2.94%, 1/17/2020 (a)	1,136,222
	Nordea Bank AB (Sweden)
10,160,000	2.38%, 4/4/2019 (b)	10,148,528
2,105,000	1.63%, 9/30/2019 (b)	2,075,800
4,311,000	(ICE LIBOR USD 3 Month + 0.47%), 2.79%, 5/29/2020 (a) (b)	4,328,822
	PNC Bank NA
1,190,000	2.20%, 1/28/2019	1,188,723
3,250,000	1.95%, 3/4/2019	3,241,269
1,500,000	2.25%, 7/2/2019	1,495,835
7,500,000	1.45%, 7/29/2019	7,420,963
4,700,000	Regions Bank (ICE LIBOR USD 3 Month + 0.38%), 2.72%, 4/1/2021 (a)	4,696,419
	Royal Bank of Canada (Canada)
665,000	(ICE LIBOR USD 3 Month + 0.71%), 3.05%, 4/15/2019 (a)	668,106
10,000,000	1.50%, 7/29/2019	9,894,070
5,817,000	(ICE LIBOR USD 3 Month + 0.30%), 2.64%, 7/22/2020 (a)	5,833,168
7,000,000	(ICE LIBOR USD 3 Month + 0.39%), 2.73%, 4/30/2021 (a)	7,019,704
	Santander UK plc (United Kingdom)
9,246,000	2.50%, 3/14/2019	9,242,845
894,000	2.35%, 9/10/2019	889,401
2,800,000	(ICE LIBOR USD 3 Month + 0.62%), 2.92%, 6/1/2021 (a)	2,814,625
	Skandinaviska Enskilda Banken AB (Sweden)
200,000	2.38%, 11/20/2018 (c)	199,869
5,625,000	2.38%, 3/25/2019 (b)	5,610,133
3,900,000	1.50%, 9/13/2019	3,843,084
7,500,000	(ICE LIBOR USD 3 Month + 0.43%), 2.74%, 5/17/2021 (a) (b)	7,506,652
4,900,000	Societe Generale SA (France) (ICE LIBOR USD 3 Month + 1.33%), 3.67%, 4/8/2021 (a) (b)	5,002,459

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Banks — continued
	Standard Chartered plc (United Kingdom)
13,963,000	2.10%, 8/19/2019 (b)	13,832,755
3,165,000	2.40%, 9/8/2019 (b)	3,132,527
	Sumitomo Mitsui Banking Corp. (Japan)
1,835,000	2.25%, 7/11/2019	1,826,845
5,304,000	2.45%, 1/16/2020	5,255,504
9,485,000	2.51%, 1/17/2020	9,407,435
9,113,000	(ICE LIBOR USD 3 Month + 0.35%), 2.69%, 1/17/2020 (a)	9,135,655
	Sumitomo Mitsui Trust Bank Ltd. (Japan)
4,916,000	2.05%, 3/6/2019 (b)	4,901,999
1,383,000	(ICE LIBOR USD 3 Month + 0.51%), 2.82%, 3/6/2019 (a) (b)	1,385,532
2,432,000	1.95%, 9/19/2019 (b)	2,403,214
4,798,000	2.05%, 10/18/2019 (b)	4,747,354
4,200,000	(ICE LIBOR USD 3 Month + 0.91%), 3.24%, 10/18/2019 (a) (b)	4,232,725
	SunTrust Banks, Inc.
1,950,000	2.35%, 11/1/2018	1,949,906
10,233,000	2.50%, 5/1/2019	10,228,644
	Svenska Handelsbanken AB (Sweden)
2,414,000	2.25%, 6/17/2019	2,404,833
1,450,000	1.50%, 9/6/2019	1,430,362
3,980,000	(ICE LIBOR USD 3 Month + 0.49%), 2.80%, 9/6/2019 (a)	3,993,820
4,075,000	(ICE LIBOR USD 3 Month + 0.47%), 2.78%, 5/24/2021 (a)	4,088,162
2,240,000	Swedbank AB (Sweden) 2.38%, 2/27/2019 (b)	2,234,969
	Toronto-Dominion Bank (The) (Canada)
650,000	1.95%, 1/22/2019	648,728
1,000,000	1.45%, 8/13/2019	988,358
8,231,000	(ICE LIBOR USD 3 Month + 0.28%), 2.61%, 6/11/2020 (a)	8,252,990
	US Bank NA
250,000	(ICE LIBOR USD 3 Month + 0.15%), 2.46%, 5/24/2019 (a)	250,159
1,331,000	(ICE LIBOR USD 3 Month + 0.32%), 2.65%, 4/26/2021 (a)	1,335,911
5,739,000	Wells Fargo Bank NA (ICE LIBOR USD 3 Month + 0.50%), 2.85%, 7/23/2021 (a)	5,757,594
	Westpac Banking Corp. (Australia)
8,050,000	1.65%, 5/13/2019	7,993,216
15,000,000	1.60%, 8/19/2019	14,843,820
3,500,000	4.88%, 11/19/2019	3,582,271

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Banks — continued
1,283,000	(ICE LIBOR USD 3 Month + 0.28%), 2.59%, 5/15/2020 (a)	1,284,870
450,000	(ICE LIBOR USD 3 Month + 0.36%), 2.66%, 9/1/2020 (a) (b)	451,273

		598,438,349

	Beverages — 0.4%
4,773,000	Anheuser-Busch InBev Worldwide, Inc. (Belgium) 6.88%, 11/15/2019	4,988,313
1,715,000	Diageo Capital plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.24%), 2.56%, 5/18/2020 (a)	1,718,047
2,500,000	Molson Coors Brewing Co. 1.90%, 3/15/2019	2,489,085

		9,195,445

	Biotechnology — 0.0% (d)
195,000	Gilead Sciences, Inc. (ICE LIBOR USD 3 Month + 0.22%), 2.54%, 3/20/2019 (a)	195,248

	Capital Markets — 4.3%
1,172,000	CDP Financial, Inc. (Canada) 4.40%, 11/25/2019 (b)	1,195,220
3,500,000	Credit Suisse AG (Switzerland) 2.30%, 5/28/2019	3,491,280
	Goldman Sachs Group, Inc. (The)
2,368,000	2.63%, 1/31/2019	2,367,721
1,929,000	7.50%, 2/15/2019	1,969,892
1,350,000	(ICE LIBOR USD 3 Month + 0.80%), 3.13%, 12/13/2019 (a)	1,359,847
4,053,000	(ICE LIBOR USD 3 Month + 1.16%), 3.51%, 4/23/2020 (a)	4,105,863
1,900,000	(ICE LIBOR USD 3 Month + 1.20%), 3.54%, 9/15/2020 (a)	1,930,077
4,800,000	(ICE LIBOR USD 3 Month + 0.73%), 3.07%, 12/27/2020 (a)	4,823,765
	ING Bank NV (Netherlands)
3,766,000	2.30%, 3/22/2019 (b)	3,757,930
3,160,000	1.65%, 8/15/2019 (b)	3,119,172
3,422,000	(ICE LIBOR USD 3 Month + 0.61%), 2.92%, 8/15/2019 (a) (b)	3,433,133
4,242,000	2.50%, 10/1/2019 (b)	4,219,274
	Macquarie Bank Ltd. (Australia)
250,000	1.87%, 2/28/2019 (b)	249,134
8,800,000	2.60%, 6/24/2019 (b)	8,789,746
1,572,000	Macquarie Group Ltd. (Australia) 7.63%, 8/13/2019 (b)	1,635,787

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Capital Markets — continued
	Morgan Stanley
3,980,000	2.45%, 2/1/2019	3,978,206
2,500,000	7.30%, 5/13/2019	2,576,426
1,280,000	2.38%, 7/23/2019	1,275,329
7,420,000	5.63%, 9/23/2019	7,627,688
2,116,000	Series 3NC2, (ICE LIBOR USD 3 Month + 0.80%), 3.12%, 2/14/2020 (a)	2,120,663
9,903,000	Nomura Holdings, Inc. (Japan) 2.75%, 3/19/2019	9,903,646
	UBS AG (Switzerland)
5,000,000	2.38%, 8/14/2019	4,980,471
17,049,000	(ICE LIBOR USD 3 Month + 0.58%), 2.90%, 6/8/2020 (a) (b)	17,104,938
651,000	USAA Capital Corp. 2.13%, 6/3/2019 (b)	648,402

		96,663,610

	Chemicals — 1.0%
8,115,000	Dow Chemical Co. (The) 8.55%, 5/15/2019	8,424,533
8,548,000	LyondellBasell Industries NV 5.00%, 4/15/2019	8,613,719
6,260,000	Nutrien Ltd. (Canada) 6.50%, 5/15/2019	6,406,664

		23,444,916

	Construction Materials — 0.2%
	Martin Marietta Materials, Inc.
500,000	(ICE LIBOR USD 3 Month + 0.50%), 2.82%, 12/20/2019 (a)	501,025
3,581,000	(ICE LIBOR USD 3 Month + 0.65%), 2.96%, 5/22/2020 (a)	3,595,521

		4,096,546

	Consumer Finance — 3.4%
4,050,000	AerCap Ireland Capital DAC (Ireland) 3.75%, 5/15/2019	4,072,913
3,354,000	American Express Co. (ICE LIBOR USD 3 Month + 0.53%), 2.84%, 5/17/2021 (a)	3,373,753
	American Express Credit Corp.
3,923,000	1.88%, 5/3/2019	3,904,853
3,303,000	(ICE LIBOR USD 3 Month + 0.49%), 2.80%, 8/15/2019 (a)	3,315,532
3,500,000	1.70%, 10/30/2019	3,457,714
10,000,000	American Honda Finance Corp. 1.20%, 7/12/2019	9,890,532
	Capital One Financial Corp.
1,582,000	2.45%, 4/24/2019	1,579,789
7,250,000	(ICE LIBOR USD 3 Month + 0.76%), 3.10%, 5/12/2020 (a)	7,298,887

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	49

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Consumer Finance — continued
1,609,000	Caterpillar Financial Services Corp. (ICE LIBOR USD 3 Month + 0.13%), 2.45%, 11/29/2019 (a)	1,609,416
	Ford Motor Credit Co. LLC
2,000,000	2.38%, 3/12/2019	1,992,435
3,000,000	2.26%, 3/28/2019	2,985,090
1,240,000	1.90%, 8/12/2019	1,224,438
510,000	(ICE LIBOR USD 3 Month + 0.83%), 3.17%, 8/12/2019 (a)	511,566
1,750,000	(ICE LIBOR USD 3 Month + 0.79%), 3.12%, 6/12/2020 (a)	1,755,924
	General Motors Financial Co., Inc.
2,838,000	2.40%, 5/9/2019	2,829,301
1,097,000	3.50%, 7/10/2019	1,102,825
1,800,000	(ICE LIBOR USD 3 Month + 0.93%), 3.27%, 4/13/2020 (a)	1,812,632
	HSBC USA, Inc.
100,000	(ICE LIBOR USD 3 Month + 0.88%), 3.22%, 9/24/2018 (a)	100,055
6,830,000	2.25%, 6/23/2019	6,807,911
6,926,000	2.38%, 11/13/2019	6,882,134
1,595,000	ICBCIL Finance Co. Ltd. (China) 2.38%, 5/19/2019 (b)	1,581,195
4,495,000	John Deere Capital Corp. 1.70%, 1/15/2020	4,428,250
879,000	PACCAR Financial Corp. (ICE LIBOR USD 3 Month + 0.26%), 2.60%, 5/10/2021 (a)	880,515
	Toyota Motor Credit Corp.
1,052,000	(ICE LIBOR USD 3 Month + 0.14%), 2.46%, 11/14/2019 (a)	1,053,252
3,500,000	(ICE LIBOR USD 3 Month + 0.20%), 2.75%, 6/3/2020 (a)	3,476,152

		77,927,064

	Diversified Financial Services — 1.0%
	AIG Global Funding
2,056,000	1.95%, 10/18/2019 (b)	2,032,079
2,125,000	(ICE LIBOR USD 3 Month + 0.48%), 2.82%, 7/2/2020 (a) (b)	2,130,424
700,000	Federation des Caisses Desjardins du Quebec (Canada) (ICE LIBOR USD 3 Month + 0.33%), 2.67%, 10/30/2020 (a) (b)	700,481
	National Rural Utilities Cooperative Finance Corp.
434,000	10.38%, 11/1/2018	439,335
3,505,000	1.65%, 2/8/2019	3,491,172

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Diversified Financial Services — continued
2,691,000	2.00%, 1/27/2020	2,659,716
7,159,000	(ICE LIBOR USD 3 Month + 0.38%), 2.57%, 6/30/2021 (a)	7,161,119
4,849,000	Nationwide Building Society (United Kingdom) 2.35%, 1/21/2020 (b)	4,790,128

		23,404,454

	Diversified Telecommunication Services — 1.4%
500,000	AT&T, Inc. 2.38%, 11/27/2018	499,721
3,639,000	British Telecommunications plc (United Kingdom) 2.35%, 2/14/2019	3,632,404
	Deutsche Telekom International Finance BV (Germany)
348,000	6.00%, 7/8/2019	357,140
4,490,000	(ICE LIBOR USD 3 Month + 0.45%), 2.78%, 9/19/2019 (a) (b)	4,497,459
605,000	(ICE LIBOR USD 3 Month + 0.58%), 2.92%, 1/17/2020 (a) (b)	607,399
	Orange SA (France)
11,817,000	2.75%, 2/6/2019	11,824,012
1,649,000	1.63%, 11/3/2019	1,625,104
4,371,000	SES GLOBAL Americas Holdings GP (Luxembourg) 2.50%, 3/25/2019 (b)	4,359,677
4,894,000	Verizon Communications, Inc. (ICE LIBOR USD 3 Month + 0.55%), 2.86%, 5/22/2020 (a)	4,927,338

		32,330,254

	Electric Utilities — 3.5%
1,998,000	Arizona Public Service Co. 8.75%, 3/1/2019	2,055,392
430,000	Duke Energy Carolinas LLC Series C, 7.00%, 11/15/2018	433,686
360,750	Duke Energy Florida LLC 2.10%, 12/15/2019	359,168
1,373,000	Duke Energy Ohio, Inc. 5.45%, 4/1/2019	1,394,317
7,225,000	Emera US Finance LP (Canada) 2.15%, 6/15/2019	7,172,407
1,031,000	Indiana Michigan Power Co. 7.00%, 3/15/2019	1,053,713
2,403,000	Kansas City Power & Light Co. Series 09A, 7.15%, 4/1/2019	2,459,897
475,000	Metropolitan Edison Co. 7.70%, 1/15/2019	483,538
2,399,000	MidAmerican Energy Co. 2.40%, 3/15/2019	2,396,513
	NextEra Energy Capital Holdings, Inc.
2,000,000	1.65%, 9/1/2018	2,000,000
5,902,000	2.30%, 4/1/2019	5,888,558

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
12,660,000	(ICE LIBOR USD 3 Month + 0.55%), 2.86%, 8/28/2021 (a)	12,656,360
3,070,000	Niagara Mohawk Power Corp. 4.88%, 8/15/2019 (b)	3,123,749
11,509,000	Oncor Electric Delivery Co. LLC 2.15%, 6/1/2019	11,464,445
812,000	PacifiCorp 5.50%, 1/15/2019	820,366
6,603,000	Progress Energy, Inc. 7.05%, 3/15/2019	6,753,240
697,000	Public Service Electric & Gas Co. Series I, 1.80%, 6/1/2019	692,549
3,636,000	Southwestern Electric Power Co. 6.45%, 1/15/2019	3,687,105
5,597,000	State Grid Overseas Investment Ltd. (China) 2.75%, 5/7/2019 (b)	5,583,007
4,973,000	Virginia Electric & Power Co. 5.00%, 6/30/2019	5,061,662
3,338,000	Wisconsin Power & Light Co. 5.00%, 7/15/2019	3,402,694

		78,942,366

	Electrical Equipment — 0.1%
	Emerson Electric Co.
1,368,000	5.25%, 10/15/2018	1,372,406
1,245,000	5.00%, 4/15/2019	1,264,717

		2,637,123

	Energy Equipment & Services — 0.0% (d)
600,000	Schlumberger Holdings Corp. 2.35%, 12/21/2018 (b)	599,828

	Equity Real Estate Investment Trusts (REITs) — 1.2%
1,889,000	ERP Operating LP 2.38%, 7/1/2019	1,882,928
2,500,000	HCP, Inc. 3.75%, 2/1/2019	2,503,388
4,137,000	Scentre Group Trust 1 (Australia) 2.38%, 11/5/2019 (b)	4,098,897
3,082,000	Simon Property Group LP 2.20%, 2/1/2019	3,078,672
4,750,000	VEREIT Operating Partnership LP 3.00%, 2/6/2019	4,749,098
5,895,000	WEA Finance LLC (Australia) 2.70%, 9/17/2019 (b)	5,876,354
5,273,000	Welltower, Inc. 4.13%, 4/1/2019	5,294,815

		27,484,152

	Food & Staples Retailing — 0.2%
3,899,000	Walmart, Inc. (ICE LIBOR USD 3 Month + 0.04%), 2.38%, 6/23/2020 (a)	3,904,899

	Food Products — 0.7%
2,050,000	General Mills, Inc. 5.65%, 2/15/2019	2,075,569

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Food Products — continued
6,000,000	Mondelez International Holdings Netherlands BV (ICE LIBOR USD 3 Month + 0.61%), 2.95%, 10/28/2019 (a) (b)	6,020,040
	Tyson Foods, Inc.
697,000	(ICE LIBOR USD 3 Month + 0.45%), 2.76%, 5/30/2019 (a)	698,041
2,000,000	2.65%, 8/15/2019	1,995,493
832,000	(ICE LIBOR USD 3 Month + 0.55%), 2.87%, 6/2/2020 (a)	835,224
3,213,000	Unilever Capital Corp. (United Kingdom) 4.80%, 2/15/2019	3,245,356

		14,869,723

	Gas Utilities — 0.0% (d)
440,000	Atmos Energy Corp. 8.50%, 3/15/2019	453,123

	Health Care Equipment & Supplies — 0.0% (d)
1,020,000	Zimmer Biomet Holdings, Inc. (ICE LIBOR USD 3 Month + 0.75%), 3.08%, 3/19/2021 (a)	1,021,602

	Health Care Providers & Services — 1.1%
5,946,000	Cardinal Health, Inc. 1.95%, 6/14/2019	5,909,262
11,950,000	CVS Health Corp. (ICE LIBOR USD 3 Month + 0.63%), 2.96%, 3/9/2020 (a)	12,021,150
	Express Scripts Holding Co.
1,143,000	2.25%, 6/15/2019	1,138,477
2,500,000	(ICE LIBOR USD 3 Month + 0.75%), 3.06%, 11/30/2020 (a)	2,504,120
3,501,000	UnitedHealth Group, Inc. 1.70%, 2/15/2019	3,487,235

		25,060,244

	Household Products — 0.1%
910,000	Kimberly-Clark Corp. 1.40%, 2/15/2019	905,343
475,000	Reckitt Benckiser Treasury Services plc (United Kingdom) 2.13%, 9/21/2018 (b)	474,946

		1,380,289

	Independent Power and Renewable Electricity Producers — 0.3%
	Exelon Generation Co. LLC
1,617,000	5.20%, 10/1/2019	1,653,140
4,700,000	2.95%, 1/15/2020	4,682,871

		6,336,011

	Industrial Conglomerates — 0.4%
	Hutchison Whampoa International Ltd. (Hong Kong)
7,234,000	7.63%, 4/9/2019 (b)	7,423,893

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	51

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Industrial Conglomerates — continued
1,101,000	5.75%, 9/11/2019 (b)	1,128,557

		8,552,450

	Insurance — 5.8%
8,518,000	AIA Group Ltd. (Hong Kong) 2.25%, 3/11/2019 (b)	8,474,558
7,983,000	American International Group, Inc. 2.30%, 7/16/2019	7,952,425
	Athene Global Funding
2,745,000	2.88%, 10/23/2018 (b)	2,744,747
6,495,000	(ICE LIBOR USD 3 Month + 1.14%), 3.49%, 4/20/2020 (a) (b)	6,575,006
	Jackson National Life Global Funding
2,050,000	2.30%, 4/16/2019 (b)	2,046,869
5,000,000	(ICE LIBOR USD 3 Month + 0.30%), 2.64%, 4/27/2020 (a) (b)	5,004,891
3,446,000	(ICE LIBOR USD 3 Month + 0.48%), 2.81%, 6/11/2021 (a) (b)	3,453,322
	Metropolitan Life Global Funding I
10,000,000	2.30%, 4/10/2019 (b)	9,984,957
3,712,000	1.55%, 9/13/2019 (b)	3,667,864
950,000	1.75%, 9/19/2019 (b)	938,973
5,759,000	(ICE LIBOR USD 3 Month + 0.22%), 2.55%, 9/19/2019 (a) (b)	5,769,393
250,000	(ICE LIBOR USD 3 Month + 0.40%), 2.73%, 6/12/2020 (a) (b)	251,246
11,000,000	(SOFRRATE + 0.57%), 2.50%, 9/7/2020 (a) (b)	11,000,000
	New York Life Global Funding
5,000,000	2.10%, 1/2/2019 (b)	4,995,490
1,075,000	2.15%, 6/18/2019 (b)	1,070,643
4,255,000	1.50%, 10/24/2019 (b)	4,194,901
2,017,000	(ICE LIBOR USD 3 Month + 0.32%), 2.66%, 8/6/2021 (a) (b)	2,021,176
	Pricoa Global Funding I
664,000	2.20%, 5/16/2019 (b)	662,389
1,092,000	1.45%, 9/13/2019 (b)	1,077,546
	Principal Life Global Funding II
17,874,000	1.50%, 4/18/2019 (b)	17,748,638
1,624,000	2.38%, 9/11/2019 (b)	1,616,434
	Protective Life Global Funding
5,319,000	1.72%, 4/15/2019 (b)	5,288,747
4,873,000	1.56%, 9/13/2019 (b)	4,809,620
10,380,000	(ICE LIBOR USD 3 Month + 0.37%), 2.71%, 7/13/2020 (a) (b)	10,390,237
	Reliance Standard Life Global Funding II
1,620,000	2.15%, 10/15/2018 (b)	1,619,484

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Insurance — continued
7,004,000	2.50%, 4/24/2019 (b)	6,995,668
890,000	Suncorp-Metway Ltd. (Australia) 2.10%, 5/3/2019 (b)	885,986

		131,241,210

	Internet Software & Services — 1.2%
8,775,000	Alibaba Group Holding Ltd. (China) 2.50%, 11/28/2019	8,704,259
16,394,000	Tencent Holdings Ltd. (China) 3.38%, 5/2/2019 (b)	16,437,156
1,159,000	2.88%, 2/11/2020 (b)	1,151,163

		26,292,578

	IT Services — 0.3%
750,000	DXC Technology Co. (ICE LIBOR USD 3 Month + 0.95%), 3.25%, 3/1/2021 (a)	750,064
	Western Union Co. (The)
810,000	(ICE LIBOR USD 3 Month + 0.80%), 3.11%, 5/22/2019 (a)	811,893
4,676,000	3.35%, 5/22/2019	4,688,391

		6,250,348

	Machinery — 0.2%
2,524,000	Illinois Tool Works, Inc. 6.25%, 4/1/2019	2,574,932
1,800,000	Stanley Black & Decker, Inc. 2.45%, 11/17/2018	1,799,447

		4,374,379

	Media — 0.9%
3,738,000	Comcast Corp. 5.70%, 7/1/2019	3,827,158
2,857,000	Discovery Communications LLC (ICE LIBOR USD 3 Month + 0.71%), 3.03%, 9/20/2019 (a)	2,868,662
2,370,000	NBCUniversal Enterprise, Inc. 1.97%, 4/15/2019 (b)	2,359,953
11,792,000	Omnicom Group, Inc. 6.25%, 7/15/2019	12,130,787

		21,186,560

	Multiline Retail — 0.4%
8,912,000	Dollar Tree, Inc. (ICE LIBOR USD 3 Month + 0.70%), 3.04%, 4/17/2020 (a)	8,930,519

	Multi-Utilities — 0.9%
	Consolidated Edison Co. of New York, Inc.
850,000	7.13%, 12/1/2018	858,878
1,655,000	6.65%, 4/1/2019	1,690,885
2,131,000	Series C, (ICE LIBOR USD 3 Month + 0.40%), 2.74%, 6/25/2021 (a)	2,139,454

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Multi-Utilities — continued
	Consumers Energy Co.
1,601,000	6.13%, 3/15/2019	1,630,421
530,000	6.70%, 9/15/2019	550,940
	Dominion Energy, Inc.
135,000	1.88%, 12/15/2018 (b)	134,745
2,400,000	Series A, 1.88%, 1/15/2019	2,393,716
540,000	(ICE LIBOR USD 3 Month + 0.55%), 2.85%, 6/1/2019 (a) (b)	541,511
7,881,000	Series B, 1.60%, 8/15/2019	7,789,472
1,897,000	DTE Energy Co. 1.50%, 10/1/2019	1,865,474
	Sempra Energy
221,000	9.80%, 2/15/2019	227,780
750,000	(ICE LIBOR USD 3 Month + 0.50%), 2.84%, 1/15/2021 (a)	750,598
1,050,000	(ICE LIBOR USD 3 Month + 0.45%), 2.79%, 3/15/2021 (a)	1,050,916

		21,624,790

	Oil, Gas & Consumable Fuels — 2.2%
3,456,000	Chevron Corp. 4.95%, 3/3/2019	3,499,172
1,500,000	Enable Midstream Partners LP 2.40%, 5/15/2019 (e)	1,493,072
9,412,000	Enterprise Products Operating LLC Series N, 6.50%, 1/31/2019	9,553,399
15,973,000	EOG Resources, Inc. 5.63%, 6/1/2019	16,304,795
4,791,000	Magellan Midstream Partners LP 6.55%, 7/15/2019	4,938,221
4,139,000	ONEOK Partners LP 8.63%, 3/1/2019	4,252,902
	Phillips 66
250,000	(ICE LIBOR USD 3 Month + 0.75%), 3.09%, 4/15/2020 (a) (b)	250,099
1,000,000	(ICE LIBOR USD 3 Month + 0.60%), 2.91%, 2/26/2021 (a)	1,001,272
	TransCanada PipeLines Ltd. (Canada)
1,552,000	3.13%, 1/15/2019	1,554,285
6,619,000	7.13%, 1/15/2019	6,723,045

		49,570,262

	Pharmaceuticals — 1.3%
3,336,000	Allergan Funding SCS 2.45%, 6/15/2019	3,325,306
	Bayer US Finance II LLC (Germany)
4,000,000	2.13%, 7/15/2019 (b)	3,975,164
5,000,000	(ICE LIBOR USD 3 Month + 0.63%), 2.97%, 6/25/2021 (a) (b)	5,021,604
3,393,000	GlaxoSmithKline Capital plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.35%), 2.67%, 5/14/2021 (a)	3,421,320

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Pharmaceuticals — continued
13,269,000	Novartis Securities Investment Ltd. (Switzerland) 5.13%, 2/10/2019	13,407,727

		29,151,121

	Road & Rail — 0.8%
2,239,000	Canadian Pacific Railway Co. (Canada) 7.25%, 5/15/2019	2,307,265
2,488,000	ERAC USA Finance LLC 2.35%, 10/15/2019 (b)	2,468,693
	Ryder System, Inc.
9,925,000	2.55%, 6/1/2019	9,910,582
3,407,000	2.45%, 9/3/2019	3,388,598

		18,075,138

	Software — 0.1%
1,900,000	Oracle Corp. 2.38%, 1/15/2019	1,900,553

	Technology Hardware, Storage & Peripherals — 0.0% (d)
400,000	Apple, Inc. (ICE LIBOR USD 3 Month + 0.20%), 2.54%, 2/7/2020 (a)	401,360

	Thrifts & Mortgage Finance — 0.8%
	BPCE SA (France)
1,053,000	2.50%, 12/10/2018	1,053,091
16,412,000	2.50%, 7/15/2019	16,336,735

		17,389,826

	Tobacco — 0.4%
	BAT Capital Corp. (United Kingdom)
1,800,000	(ICE LIBOR USD 3 Month + 0.59%), 2.91%, 8/14/2020 (a) (b)	1,806,448
5,000,000	Philip Morris International, Inc. 1.38%, 2/25/2019	4,972,124
1,962,000	Reynolds American, Inc. (United Kingdom) 8.13%, 6/23/2019	2,042,631

		8,821,203

	Trading Companies & Distributors — 0.8%
	Air Lease Corp.
852,000	2.63%, 9/4/2018	852,000
1,337,000	3.38%, 1/15/2019	1,339,460
6,254,000	Aviation Capital Group LLC (ICE LIBOR USD 3 Month + 0.67%), 3.01%, 7/30/2021 (a) (b)	6,268,942
4,090,000	BOC Aviation Ltd. (Singapore) (ICE LIBOR USD 3 Month + 1.05%), 3.40%, 5/2/2021 (a) (b)	4,114,088
5,607,000	International Lease Finance Corp. 5.88%, 4/1/2019	5,697,701

		18,272,191

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	53

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Water Utilities — 0.3%
7,055,000	United Utilities plc (United Kingdom) 5.38%, 2/1/2019	7,118,755

	Wireless Telecommunication Services — 0.1%
3,293,000	America Movil SAB de CV (Mexico) 5.00%, 10/16/2019	3,352,775

	Total Corporate Bonds (Cost $1,480,469,820)	1,480,920,699

Asset-backed Securities — 13.5%
1,000,000	Allegro CLO II-S Ltd. Series 2014-1RA, Class X, 10/21/2028 (b) (f) (g)	1,000,000
1,480,000	ALM VI Ltd. (Cayman Islands) Series 2012-6A, Class X, 2.95%, 7/15/2026‡ (b) (g)	1,480,000
2,700,000	ALM VII Ltd. (Cayman Islands) Series 2012-7A, Class A1R, 3.82%, 10/15/2028 (b) (g)	2,717,680
6,000,000	ALM XIX Ltd. (Cayman Islands) Series 2016-19A, Class A1, 3.89%, 7/15/2028 (b) (g)	6,014,196
	Americredit Automobile Receivables Trust
1,110,000	Series 2018-1, Class A2A, 2.71%, 7/19/2021	1,109,214
8,867,000	Series 2018-2, Class A2A, 2.86%, 11/18/2021	8,867,756
	AmeriCredit Automobile Receivables Trust
122,507	Series 2014-3, Class C, 2.58%, 9/8/2020	122,483
105,551	Series 2017-2, Class A2A, 1.65%, 9/18/2020	105,308
249,349	Series 2016-3, Class A3, 1.46%, 5/10/2021	248,143
250,446	Series 2017-4, Class A2A, 1.83%, 5/18/2021	249,679
636,579	Series 2016-4, Class A3, 1.53%, 7/8/2021	632,953
927,138	Anchorage Capital CLO Ltd. (Cayman Islands) Series 2013-1A, Class X, 2.99%, 10/13/2030 (b) (g)	926,674
802,356	Apidos CLO XVII (Cayman Islands) Series 2014-17A, Class A1R, 3.65%, 4/17/2026 (b) (g)	801,938
1,000,000	Apidos CLO XVIII Series 2014-18, Class A1R, 3.47%, 7/22/2026 (b) (g)	999,852
3,190,000	Apidos CLO XXV (Cayman Islands) Series 2016-25A, Class A1, 3.81%, 10/20/2028 (b) (g)	3,190,038
218,750	ARES XLVI CLO Ltd. Series 2017-46A, Class X, 2.94%, 1/15/2030‡ (b) (g)	218,747

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

362,500	Ares XXVII CLO Ltd. (Cayman Islands) Series 2013-2A, Class XR, 3.24%, 7/28/2029 (b) (g)	362,482
1,400,000	Ares XXXVR CLO Ltd. Series 2015-35RA, Class X, 2.99%, 7/15/2030 (b) (g)	1,400,000
5,486,000	Avery Point VI CLO Ltd. Series 2015-6, Class AR, 8/5/2027 (b) (g)	5,486,000
5,000,000	Battalion CLO VII Ltd. (Cayman Islands) Series 2014-7A, Class XRR, 3.24%, 7/17/2028‡ (b) (g)	4,999,750
206,250	Benefit Street Partners CLO II Ltd. (Cayman Islands) Series 2013-IIA, Class X, 4.04%, 7/15/2029‡ (b) (g)	208,119
328,125	Benefit Street Partners CLO XI (Cayman Islands) Series 2017-11A, Class X, 3.34%, 4/15/2029‡ (b) (g)	328,109
	BlueMountain CLO Ltd. (Cayman Islands)
9,028,981	Series 2013-4A, Class AR, 3.35%, 4/15/2025 (b) (g)	9,026,047
10,032,000	Series 2014-2A, Class AR, 3.28%, 7/20/2026 (b) (g)	10,031,418
10,966,274	Series 2012-2A, Class AR, 3.74%, 11/20/2028 (b) (g)	10,970,869
	Capital Auto Receivables Asset Trust
225,242	Series 2015-2, Class A4, 1.97%, 1/21/2020	225,108
43,518	Series 2015-4, Class A3, 1.83%, 3/20/2020	43,489
365,000	Series 2015-2, Class C, 2.67%, 8/20/2020	364,695
	CarMax Auto Owner Trust
126,858	Series 2017-3, Class A2A, 1.64%, 9/15/2020	126,442
6,335,000	Series 2018-3, Class A2A, 2.88%, 10/15/2021	6,336,823
	CIFC Funding Ltd. (Cayman Islands)
763,982	Series 2013-1, Class X, 3.19%, 7/16/2030 (b) (g)	763,944
1,285,714	Series 2014-1A, Class X, 2.93%, 1/18/2031 (b) (g)	1,285,502
4,000,000	Series 2013-3RA, Class X, 3.00%, 4/24/2031 (b) (g)	3,998,000
15,000,000	Citibank Credit Card Issuance Trust Series 2014-A6, Class A6, 2.15%, 7/15/2021	14,930,742
223,438	Clear Creek CLO Ltd. (Cayman Islands) Series 2015-1A, Class X, 3.35%, 10/20/2030‡ (b) (g)	223,326
1,012,500	Denali Capital CLO XII Ltd. (Cayman Islands) Series 2016-1A, Class X, 2.89%, 4/15/2031 (b) (g)	1,011,994

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Asset-Backed Securities — continued
7,153,000	Discover Card Execution Note Trust Series 2016-A4, Class A4, 1.39%, 3/15/2022	7,055,854
	Drive Auto Receivables Trust
6,802,905	Series 2017-3, Class A3, 1.85%, 4/15/2020	6,798,864
1,240,000	Series 2018-2, Class A2, 2.64%, 9/15/2020	1,239,829
136,000	Series 2017-3, Class B, 2.30%, 5/17/2021	135,727
540,000	Series 2018-2, Class A3, 2.88%, 6/15/2021	539,850
3,333,000	Series 2018-3, Class A3, 3.01%, 11/15/2021	3,327,147
	Dryden 30 Senior Loan Fund (Cayman Islands)
250,000	Series 2013-30A, Class X, 2.91%, 11/15/2028‡ (b) (g)	249,998
450,000	Series 2013-30A, Class AR, 3.13%, 11/15/2028 (b) (g)	447,252
240,000	Dryden 50 Senior Loan Fund (Cayman Islands) Series 2017-50A, Class X, 3.14%, 7/15/2030‡ (b) (g)	239,880
	Ford Credit Auto Owner Trust
11,349,000	Series 2014-1, Class A, 2.26%, 11/15/2025 (b)	11,311,330
5,224,000	Series 2015-1, Class A, 2.12%, 7/15/2026 (b)	5,163,313
5,500,000	Galaxy XVIII CLO Ltd. (Cayman Islands) Series 2018-28A, Class X, 2.99%, 7/15/2031 (b) (g)	5,500,000
750,000	Galaxy XXI CLO Ltd. (Cayman Islands) Series 2015-21A, Class X, 2.85%, 4/20/2031‡ (b) (g)	749,962
20,921,000	GE Capital Credit Card Master Note Trust Series 2012-7, Class A, 1.76%, 9/15/2022	20,682,331
650,000	GoldenTree Loan Opportunities IX Ltd. (Cayman Islands) Series 2014-9A, Class AR, 3.71%, 10/29/2026 (b) (g)	650,235
1,500,000	GT Loan Financing I Ltd. (Cayman Islands) Series 2013-1, Class XR, 3.18%, 7/28/2031 (b) (g)	1,500,000
10,090,000	Honda Auto Receivables Owner Trust Series 2018-3, Class A2, 2.67%, 12/22/2020	10,087,565
	ICG US CLO Ltd. (Cayman Islands)
928,571	Series 2017-2, Class X, 3.15%, 10/23/2029 (b) (g)	928,525
1,650,000	Series 2014-1A, Class X, 3.00%, 1/20/2030 (b) (g)	1,649,175

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	KKR CLO Ltd. (Cayman Islands)
1,000,000	Series 12, Class A1R, 3.39%, 7/15/2027 (b) (g)	999,591
1,218,750	Series 11, Class X, 2.94%, 1/15/2031 (b) (g)	1,218,141
2,204,000	KVK CLO Ltd. (Cayman Islands) Series 2013-1A, Class X, 2.99%, 1/15/2028‡ (b) (g)	2,204,000
500,000	LCM XVI LP (Cayman Islands) Series 16A, Class AR, 3.37%, 7/15/2026 (b) (g)	499,741
15,024,000	Magnetite IX Ltd. (Cayman Islands) Series 2014-9A, Class A1R, 3.34%, 7/25/2026 (b) (g)	15,023,174
8,650,000	Magnetite XI Ltd. (Cayman Islands) Series 2014-11A, Class A1R, 3.45%, 1/18/2027 (b) (g)	8,645,511
9,348,000	Magnetite XVIII Ltd. (Cayman Islands) Series 2016-18A, Class A, 3.71%, 11/15/2028 (b) (g)	9,356,581
5,000,000	Neuberger Berman CLO XIV Ltd. (Cayman Islands) Series 2013-14A, Class AR, 3.59%, 1/28/2030 (b) (g)	5,004,480
	Neuberger Berman CLO XVI-S Ltd. (Cayman Islands)
125,000	Series 2017-16SA, Class X, 2.94%, 1/15/2028 (b) (g)	124,994
724,000	Series 2017-16SA, Class A, 3.19%, 1/15/2028 (b) (g)	719,866
1,081,000	Oak Hill Credit Partners X Ltd. (Cayman Islands) Series 2014-10A, Class AR, 3.48%, 7/20/2026 (b) (g)	1,081,530
6,200,000	Oak Hill Credit Partners XII Ltd. (Cayman Islands) Series 2015-12A, Class XR, 3.00%, 7/23/2030 (b) (g)	6,200,000
	OCP CLO Ltd. (Cayman Islands)
3,931,288	Series 2012-2A, Class A1R, 3.71%, 11/22/2025 (b) (g)	3,933,510
665,000	Series 2015-8A, Class A1R, 3.19%, 4/17/2027 (b) (g)	663,187
2,000,000	Series 2015-9, Class A1R, 3.14%, 7/15/2027 (b) (g)	1,994,158
1,192,658	Octagon Investment Partners XVII Ltd. (Cayman Islands) Series 2013-1A, Class X, 2.94%, 1/25/2031‡ (b) (g)	1,192,641
400,000	Octagon Investment Partners XX Ltd. (Cayman Islands) Series 2014-1A, Class AR, 3.47%, 8/12/2026 (b) (g)	400,482
2,000,000	OHA Credit Funding 1 Ltd. Series 2018-1, Class X, 10/20/2030 (b) (f) (g)	2,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	55

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Asset-Backed Securities — continued
2,300,000	OHA Loan Funding Ltd. (Cayman Islands) Series 2013-2A, Class X, 2.91%, 5/23/2031‡ (b) (g)	2,298,850
5,650,000	Regatta XIII Funding Ltd. (Cayman Islands) Series 2018-2A, Class X, 2.98%, 7/15/2031 (b) (g)	5,649,717
	Santander Drive Auto Receivables Trust
249,930	Series 2017-2, Class A3, 1.87%, 12/15/2020	249,628
3,045,000	Series 2018-4, Class A2, 2.73%, 3/15/2021	3,044,121
	Shackleton CLO Ltd. (Cayman Islands)
459,000	Series 2015-8, Class A1R, 3.27%, 10/20/2027 (b) (g)	458,715
6,000,000	Series 2014-6RA, Class A, 3.36%, 7/17/2028 (b) (g)	5,980,770
247,735	Symphony CLO V Ltd. (Cayman Islands) Series 2007-5A, Class A1, 3.09%, 1/15/2024 (b) (g)	248,138
340,000	Symphony CLO XIV Ltd. (Cayman Islands) Series 2014-14A, Class A2R, 3.62%, 7/14/2026 (b) (g)	340,236
10,284,000	Synchrony Credit Card Master Note Trust Series 2016-3, Class A, 1.58%, 9/15/2022	10,150,859
	THL Credit Wind River CLO Ltd. (Cayman Islands)
7,500,000	Series 2017-1A, Class A, 3.67%, 4/18/2029 (b) (g)	7,522,980
875,000	Series 2014-2A, Class X, 2.99%, 1/15/2031‡ (b) (g)	874,562
2,250,000	Series 2014-1A, Class X, 2.96%, 7/18/2031‡ (b) (g)	2,249,901
8,084,000	Toyota Auto Receivables Owner Trust Series 2018-C, Class A2A, 2.77%, 8/16/2021	8,083,966
4,595,000	Treman Park CLO Ltd. (Cayman Islands) Series 2015-1A, Class AR, 3.72%, 4/20/2027 (b) (g)	4,598,474
	Verizon Owner Trust
14,000,000	Series 2016-2A, Class A, 1.68%, 5/20/2021 (b)	13,891,329
440,000	Series 2017-3A, Class A1B, 2.35%, 4/20/2022 (b) (g)	440,001
1,000,000	Voya CLO Ltd. Series 2014-4, Class XR, 3.04%, 7/14/2031 (b) (g)	999,985

	Total Asset-Backed Securities (Cost $307,520,949)	307,408,176

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Certificates of Deposit — 3.4%
	Bank of Nova Scotia (The) (Canada)
3,055,000	(ICE LIBOR USD 3 Month + 0.28%), 2.62%, 10/15/2019 (a)	3,059,658
2,700,000	(ICE LIBOR USD 3 Month + 0.26%), 2.60%, 11/4/2019 (a)	2,703,719
2,500,000	(ICE LIBOR USD 3 Month + 0.30%), 2.61%, 5/22/2020 (a)	2,501,666
	Canadian Imperial Bank of Commerce (Canada)
1,950,000	(ICE LIBOR USD 3 Month + 0.41%), 2.73%, 9/20/2019 (a)	1,954,791
4,000,000	(ICE LIBOR USD 3 Month + 0.40%), 2.80%, 5/2/2020 (a)	4,007,716
21,500,000	Credit Agricole Corporate and Investment Bank (France) (ICE LIBOR USD 3 Month + 0.35%), 2.69%, 7/30/2020 (a)	21,487,948
5,000,000	National Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.19%), 2.50%, 2/14/2020 (a)	4,999,278
	Nordea Bank AB (Sweden)
9,140,000	(ICE LIBOR USD 3 Month + 0.15%), 2.46%, 2/14/2020 (a)	9,138,680
2,850,000	(ICE LIBOR USD 3 Month + 0.40%), 2.74%, 3/27/2020 (a)	2,858,687
4,000,000	(ICE LIBOR USD 3 Month + 0.30%), 2.62%, 6/5/2020 (a)	4,004,784
	Sumitomo Mitsui Banking Corp. (Japan)
2,959,000	(ICE LIBOR USD 3 Month + 0.37%), 2.71%, 1/31/2020 (a)	2,961,025
4,000,000	(ICE LIBOR USD 3 Month + 0.41%), 2.74%, 6/18/2020 (a)	4,000,683
	Svenska Handelsbanken AB (Sweden)
3,500,000	(ICE LIBOR USD 3 Month + 0.27%), 2.62%, 10/21/2019 (a)	3,502,707
4,965,000	(ICE LIBOR USD 3 Month + 0.40%), 2.74%, 4/1/2020 (a)	4,968,786
2,773,000	(ICE LIBOR USD 3 Month + 0.30%), 2.63%, 6/11/2020 (a)	2,772,519
2,040,000	UBS AG (Switzerland) (ICE LIBOR USD 3 Month + 0.42%), 2.74%, 3/2/2020 (a)	2,040,298

	Total Certificates of Deposit (Cost $76,934,577)	76,962,945

U.S. Treasury Obligations — 0.9%
20,000,000	U.S. Treasury Notes 0.88%, 7/31/2019 (Cost $19,716,584)	19,718,750

Commercial Mortgage-Backed Securities — 0.4%
1,000,000	BXMT Ltd. Series 2017-FL1, Class A, 2.93%, 6/15/2035 (b) (g)	1,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Commercial Mortgage-Backed Securities — continued
500,000	BXP Trust Series 2017-CQHP, Class A, 2.91%, 11/15/2034 (b) (g)	500,285
900,000	CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class A, 2.85%, 7/15/2032 (b) (g)	899,999
1,800,000	Citigroup Commercial Mortgage Trust Series 2017-1500, Class A, 2.91%, 7/15/2032 (b) (g)	1,800,583
500,000	Cold Storage Trust Series 2017-ICE3, Class A, 3.06%, 4/15/2036 (b) (g)	501,558
2,900,000	Exantas Capital Corp. Ltd. (Cayman Islands) Series 2018-RSO6, Class A, 2.89%, 6/15/2035 (b) (g)	2,895,163
39,658	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A1, 1.29%, 6/15/2047	39,588
1,000,000	TPG Real Estate Finance Ltd. (Cayman Islands) Series 2018-FL1, Class A, 2.81%, 2/15/2035 (b) (g)	999,688

	Total Commercial Mortgage-Backed Securities (Cost $8,647,697)	8,636,864

Foreign Government Securities — 0.1%
	Japan Bank for International Cooperation (Japan)
800,000	1.75%, 11/13/2018	798,968
200,000	(ICE LIBOR USD 3 Month + 0.48%), 2.78%, 6/1/2020 (a)	201,029
400,000	Japan Finance Organization for Municipalities (Japan) 2.13%, 3/6/2019 (b)	398,780

	Total Foreign Government Securities (Cost $1,399,860)	1,398,777

Short-Term Investments — 15.5%
	Certificates of Deposit — 2.8%
2,200,000	Bank of Montreal (Canada) (ICE LIBOR USD 3 Month + 0.25%), 2.58%, 3/18/2019 (a)	2,201,747
	Bank of Nova Scotia (The) (Canada)
1,450,000	1.93%, 12/6/2018	1,448,656
1,400,000	(ICE LIBOR USD 3 Month + 0.28%), 2.60%, 3/20/2019 (a)	1,401,874
5,800,000	BNP Paribas (France) (ICE LIBOR USD 3 Month + 0.14%), 2.47%, 6/19/2019 (a)	5,800,438
550,000	Cooperatieve Rabobank UA (Netherlands) 1.99%, 11/13/2018	549,778
	Credit Suisse AG (Switzerland)
600,000	2.22%, 1/16/2019	599,542

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Certificates of Deposit — continued
700,000	2.33%, 2/1/2019	699,651
1,500,000	(ICE LIBOR USD 3 Month + 0.30%), 2.62%, 3/8/2019 (a)	1,502,218
700,000	1.75%, 3/12/2019	698,177
4,200,000	Deutsche Bank AG (Germany) (ICE LIBOR USD 3 Month + 0.31%), 2.65%, 11/13/2018 (a)	4,200,045
900,000	DNB Bank ASA (Norway) 1.68%, 10/19/2018	899,569
8,000,000	Goldman Sachs Bank USA (ICE LIBOR USD 3 Month + 0.15%), 2.47%, 8/16/2019 (a)	7,999,221
	Industrial & Commercial Bank of China Ltd. (China)
6,500,000	2.55%, 10/1/2018	6,502,206
5,800,000	2.65%, 11/2/2018	5,802,958
350,000	MUFG Bank Ltd. (Japan) 2.15%, 1/16/2019	349,662
	Natixis SA (France)
420,000	1.82%, 11/8/2018	419,722
1,300,000	(ICE LIBOR USD 3 Month + 0.19%), 2.53%, 2/1/2019 (a)	1,300,731
	Royal Bank of Canada (Canada)
1,000,000	1.95%, 12/6/2018	999,039
1,300,000	2.24%, 2/1/2019	1,298,952
600,000	Standard Chartered Bank (United Kingdom) 1.83%, 10/26/2018	599,714
400,000	Sumitomo Mitsui Banking Corp. (Japan) (ICE LIBOR USD 3 Month + 0.37%), 2.70%, 7/11/2019 (a)	400,601
2,463,000	Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 3 Month + 0.40%), 2.74%, 2/12/2019 (a)	2,466,898
2,300,000	Toronto-Dominion Bank (The) (Canada) (ICE LIBOR USD 3 Month + 0.22%), 2.54%, 3/20/2019 (a)	2,303,793
	Wells Fargo Bank NA
5,500,000	2.72%, 5/7/2019	5,508,095
8,600,000	2.70%, 8/7/2019	8,603,769

	Total Certificates of Deposit (Cost $64,530,427)	64,557,056

	Commercial Paper — 8.9%
	AT&T, Inc.
8,100,000	3.00%, 5/28/2019 (h)	7,928,685
3,900,000	3.09%, 5/30/2019 (h)	3,816,845
7,800,000	3.09%, 6/5/2019 (h)	7,629,600
	Bank of China Ltd. (China)
5,000,000	2.49%, 11/26/2018 (h)	4,970,142

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	57

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Short-Term Investments — continued
	Commercial Paper — continued
10,000,000	2.79%, 12/27/2018 (h)	9,914,614
8,000,000	2.94%, 3/27/2019 (h)	7,865,077
3,400,000	3.02%, 4/23/2019 (h)	3,334,216
1,425,000	Bell Canada, Inc. (Canada) 2.68%, 10/18/2018 (h)	1,420,592
250,000	BPCE SA (France) 1.73%, 10/3/2018 (h)	249,553
3,500,000	China Petrochemical Corp. (China) 2.63%, 10/29/2018 (b) (h)	3,488,029
	Coca-Cola Co. (The)
3,740,000	2.64%, 5/30/2019 (h)	3,667,038
8,264,000	2.60%, 7/17/2019 (h)	8,070,586
500,000	Credit Suisse AG 2.03%, 9/7/2018 (h)	499,812
10,000,000	Dexia Credit Local SA (France) 2.61%, 5/7/2019 (h)	9,826,046
15,000,000	Electricite de France SA (France) 2.55%, 1/30/2019 (h)	14,831,977
2,000,000	Enbridge Energy Partners LP 3.11%, 9/10/2018 (h)	1,998,769
10,700,000	Entergy Corp. 2.65%, 9/10/2018 (h)	10,693,271
1,000,000	Federation des caisses Desjardins du Quebec (The) (Canada) 2.73%, 7/22/2019 (h)	975,553
18,500,000	First Abu Dhabi Bank PJSC (United Arab Emirates) 2.60%, 1/16/2019 (h)	18,319,446
	Ford Motor Credit Co. LLC
250,000	2.25%, 12/5/2018 (h)	248,158
500,000	3.16%, 4/9/2019 (h)	490,442
8,955,000	Macquarie Bank Ltd. (Australia) 2.73%, 8/8/2019 (h)	8,721,816
5,000,000	Marriott International, Inc. 2.62%, 9/12/2018 (h)	4,996,292
10,300,000	Michelin Luxembourg SCS (France) 2.52%, 9/13/2018 (h)	10,291,706
800,000	National Australia Bank Ltd. (Australia) 1.75%, 11/2/2018 (h)	796,979
3,136,000	National Grid USA 2.67%, 10/11/2018 (h)	3,127,725
5,500,000	Schlumberger Holdings Corp. 2.86%, 3/1/2019 (h)	5,424,536
	Societe Generale SA (France)
15,500,000	2.90%, 8/2/2019 (h)	15,054,401
5,000,000	2.89%, 8/26/2019 (h)	4,858,329
9,600,000	Suncor Energy, Inc. (Canada) 2.63%, 10/16/2018 (h)	9,571,370
1,800,000	UBS AG (Switzerland) 2.28%, 10/3/2018 (h)	1,796,584
	Vodafone Group plc (United Kingdom)
250,000	1.78%, 9/4/2018 (h)	249,939
550,000	1.80%, 9/5/2018 (h)	549,833

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Commercial Paper — continued
	VW Credit, Inc. (Germany)
800,000	2.67%, 2/19/2019 (h)	789,730
5,000,000	2.67%, 2/22/2019 (h)	4,934,569
9,750,000	Westpac Banking Corp. (Australia) (ICE LIBOR USD 3 Month + 0.00%), 2.42%, 8/12/2019 (a) (h)	9,749,987

	Total Commercial Paper (Cost $201,187,622)	201,152,247

SHARES
	Investment Companies — 3.0%
67,510,638	JPMorgan U.S. Government Money Market Fund, Class Institutional Shares, 1.82% (i) (j) (Cost $67,510,638)	67,510,638

PRINCIPAL AMOUNT($)
	Repurchase Agreements — 0.8%
3,000,000	Citigroup Global Markets Holdings, Inc., 3.04%, dated 8/31/2018, due 1/18/2019, repurchase price $3,035,475, collateralized by U.S. Treasury Securities, 2.88%, due 8/15/2028, with the value of $3,060,009.	3,000,000
9,000,000	Merrill Lynch PFS, Inc., 2.40%, dated 8/31/2018, due 10/17/2018, repurchase price $9,028,200, collateralized by Municipal Debt Securities, 5.50%, due 8/1/2020, with the value of $9,720,000.	9,000,000
6,500,000	Wells Fargo Securities LLC, 3.00%, dated 8/31/2018, due 11/14/2018, repurchase price $6,540,625, collateralized by Asset-Backed Securities, 2.46% - 8.45%, due 10/16/2023 - 12/25/2056, Corporate Bonds, 9.00%, due 12/15/2019, Municipal Debt Securities, 5.25%, due 8/1/2041, with the value of $7,259,259.	6,500,000

	Total Repurchase Agreements (Cost $18,500,000)	18,500,000

	Total Short-term Investments (Cost $351,728,687)	351,719,941

	Total Investments — 99.1% (Cost $2,246,418,174)	2,246,766,152
	Other Assets Less Liabilities — 0.9%	20,026,879

	Net Assets — 100.0%	$2,266,793,031

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

Abbreviations

CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFRRATE	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(b)

    Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(c)

    Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(d)	Amount rounds to less than 0.1% of net assets.
(e)

    Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2018.

(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)

    Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2018.

(h)	The rate shown is the effective yield as of August 31, 2018.
(i)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of August 31, 2018.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	59

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Foreign Government Securities — 83.9%
	Angola — 0.7%
300,000	Republic of Angola 9.50%, 11/12/2025 (a)	331,500

	Azerbaijan — 1.1%
	Republic of Azerbaijan
200,000	4.75%, 3/18/2024 (a)	199,500
440,000	3.50%, 9/1/2032 (a)	363,000

		562,500

	Bolivia, Plurinational State of — 0.4%
200,000	Plurinational State of Bolivia 4.50%, 3/20/2028 (a)	183,750

	Brazil — 5.3%
	Federative Republic of Brazil
351,000	4.88%, 1/22/2021	354,159
520,000	4.25%, 1/7/2025	484,640
381,000	6.00%, 4/7/2026	382,905
450,000	8.25%, 1/20/2034	516,937
856,000	5.63%, 1/7/2041	740,440
250,000	5.63%, 2/21/2047	209,000

		2,688,081

	China — 0.8%
414,000	Export-Import Bank of China (The) 2.00%, 4/26/2021 (b)	397,732

	Colombia — 2.5%
	Republic of Colombia
277,000	4.38%, 7/12/2021	283,371
100,000	8.13%, 5/21/2024	120,600
216,000	3.88%, 4/25/2027	210,168
205,000	5.63%, 2/26/2044	222,220
437,000	5.00%, 6/15/2045	437,000

		1,273,359

	Croatia — 2.7%
	Republic of Croatia
554,000	6.38%, 3/24/2021 (a)	588,625
205,000	5.50%, 4/4/2023 (a)	217,043
509,000	6.00%, 1/26/2024 (a)	551,629

		1,357,297

	Dominican Republic — 4.6%
	Government of Dominican Republic
478,000	7.50%, 5/6/2021 (a)	501,900
116,000	5.50%, 1/27/2025 (a)	116,580
741,000	5.95%, 1/25/2027 (b)	753,226
619,000	7.45%, 4/30/2044 (a)	664,806
258,000	6.85%, 1/27/2045 (a)	259,935

		2,296,447

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Ecuador — 4.2%
	Republic of Ecuador
281,000	10.75%, 3/28/2022 (a)	289,781
200,000	8.75%, 6/2/2023 (a)	190,000
701,000	7.95%, 6/20/2024 (a)	632,653
432,000	9.65%, 12/13/2026 (a)	411,480
201,000	8.88%, 10/23/2027 (a)	182,407
500,000	7.88%, 1/23/2028 (a)	427,500

		2,133,821

	Egypt — 4.3%
	Arab Republic of Egypt
537,000	6.13%, 1/31/2022 (a)	533,644
717,000	5.88%, 6/11/2025 (a)	672,187
200,000	7.50%, 1/31/2027 (a)	199,000
800,000	8.50%, 1/31/2047 (a)	781,000

		2,185,831

	Ethiopia — 0.4%
200,000	Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (a)	195,000

	Gabon — 0.5%
290,000	Gabonese Republic 6.38%, 12/12/2024 (a)	263,538

	Ghana — 0.8%
385,000	Republic of Ghana 7.88%, 8/7/2023 (b)	397,031

	Hungary — 1.8%
	Republic of Hungary
406,000	6.38%, 3/29/2021	434,323
104,000	5.38%, 2/21/2023	110,890
104,000	5.38%, 3/25/2024	111,053
190,000	7.63%, 3/29/2041	266,712

		922,978

	India — 0.2%
100,000	Export-Import Bank of India 3.38%, 8/5/2026 (a)	92,663

	Indonesia — 2.9%
	Republic of Indonesia
298,000	4.88%, 5/5/2021 (a)	308,430
480,000	4.75%, 1/8/2026 (a)	491,400
200,000	3.50%, 1/11/2028	187,250
401,000	6.75%, 1/15/2044 (a)	497,741

		1,484,821

	Iraq — 1.3%
	Republic of Iraq
200,000	6.75%, 3/9/2023 (a)	194,000

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Foreign Government Securities — continued
	Iraq — continued
520,000	5.80%, 1/15/2028 (a)	474,500

		668,500

	Ivory Coast — 1.6%
	Republic of Cote d’Ivoire
574,000	6.38%, 3/3/2028 (a)	530,232
111,000	5.75%, 12/31/2032 (b) (c)	99,900
200,000	6.13%, 6/15/2033 (a)	172,500

		802,632

	Jamaica — 1.9%
	Jamaica Government International Bond
425,000	6.75%, 4/28/2028	462,188
425,000	7.88%, 7/28/2045	487,156

		949,344

	Kazakhstan — 1.2%
	Republic of Kazakhstan
350,000	3.88%, 10/14/2024 (a)	354,375
200,000	6.50%, 7/21/2045 (a)	247,000

		601,375

	Kenya — 1.7%
	Republic of Kenya
394,000	6.88%, 6/24/2024 (a)	387,598
200,000	7.25%, 2/28/2028 (a)	191,000
280,000	8.25%, 2/28/2048 (a)	259,700

		838,298

	Lebanon — 4.0%
	Republic of Lebanon
570,000	8.25%, 4/12/2021 (b)	550,050
532,000	6.10%, 10/4/2022 (b)	462,175
106,000	6.00%, 1/27/2023 (b)	90,630
137,000	6.60%, 11/27/2026 (b)	107,717
172,000	6.75%, 11/29/2027 (b)	134,805
103,000	6.65%, 2/26/2030 (b)	77,636
750,000	7.00%, 3/23/2032 (b)	568,125

		1,991,138

	Lithuania — 0.4%
200,000	Republic of Lithuania 6.13%, 3/9/2021 (a)	214,010

	Mexico — 2.0%
	United Mexican States
725,000	4.13%, 1/21/2026	721,013
200,000	4.35%, 1/15/2047	182,000
100,000	5.75%, 10/12/2110	100,000

		1,003,013

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Mongolia — 0.4%
200,000	Mongolia Government International Bond 5.13%, 12/5/2022 (a)	191,500

	Morocco — 0.3%
150,000	Kingdom of Morocco 4.25%, 12/11/2022 (a)	150,938

	Oman — 2.0%
	Oman Government International Bond
565,000	4.75%, 6/15/2026 (a)	521,212
381,000	5.38%, 3/8/2027 (a)	362,426
150,000	6.50%, 3/8/2047 (a)	137,063

		1,020,701

	Pakistan — 1.7%
	Republic of Pakistan
600,000	8.25%, 4/15/2024 (a)	600,000
295,000	6.88%, 12/5/2027 (a)	266,606

		866,606

	Panama — 1.3%
	Republic of Panama
269,000	4.00%, 9/22/2024	273,708
200,000	3.88%, 3/17/2028	199,250
206,000	4.50%, 5/15/2047	206,257

		679,215

	Peru — 1.4%
	Republic of Peru
551,000	4.13%, 8/25/2027	570,285
100,000	5.63%, 11/18/2050	119,500

		689,785

	Philippines — 2.8%
	Republic of Philippines
160,000	10.63%, 3/16/2025	223,800
200,000	5.50%, 3/30/2026	223,250
496,000	6.38%, 1/15/2032	606,980
103,000	6.38%, 10/23/2034	129,001
214,000	3.70%, 3/1/2041	202,115

		1,385,146

	Poland — 1.9%
	Republic of Poland
160,000	5.00%, 3/23/2022	168,749
706,000	3.00%, 3/17/2023	693,802
100,000	4.00%, 1/22/2024	102,058

		964,609

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	61

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Foreign Government Securities — continued
	Romania — 1.0%
	Republic of Romania
136,000	6.75%, 2/7/2022 (a)	148,750
240,000	4.88%, 1/22/2024 (a)	248,400
104,000	6.13%, 1/22/2044 (a)	118,690

		515,840

	Russia — 1.7%
	Russian Federation
200,000	4.25%, 6/23/2027 (a)	190,500
125,000	12.75%, 6/24/2028 (a)	200,937
55,625	7.50%, 3/31/2030 (b) (c)	60,854
200,000	5.88%, 9/16/2043 (a)	213,500
200,000	5.25%, 6/23/2047 (a)	190,000

		855,791

	Serbia — 1.0%
442,000	Republic of Serbia 7.25%, 9/28/2021 (a)	481,228

	Slovakia — 0.4%
200,000	Slovak Republic 4.38%, 5/21/2022 (a)	207,922

	South Africa — 3.8%
	Republic of South Africa
426,000	5.88%, 5/30/2022	440,910
484,000	5.88%, 9/16/2025	490,050
494,000	4.30%, 10/12/2028	433,485
204,000	5.38%, 7/24/2044	177,990
205,000	5.00%, 10/12/2046	172,200
221,000	5.65%, 9/27/2047	196,690

		1,911,325

	Sri Lanka — 3.1%
	Republic of Sri Lanka
100,000	6.25%, 10/4/2020 (a)	101,500
385,000	6.25%, 7/27/2021 (a)	390,775
671,000	6.85%, 11/3/2025 (a)	666,806
405,000	6.20%, 5/11/2027 (a)	380,194

		1,539,275

	Trinidad and Tobago — 0.4%
200,000	Republic of Trinidad & Tobago 4.50%, 8/4/2026 (a)	192,000

	Turkey — 6.4%
	Republic of Turkey
124,000	5.63%, 3/30/2021	113,460
681,000	6.25%, 9/26/2022	611,197
275,000	5.75%, 3/22/2024	235,812
216,000	7.38%, 2/5/2025	196,560

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Turkey — continued
651,000	6.00%, 3/25/2027	535,448
235,000	6.13%, 10/24/2028	189,763
200,000	8.00%, 2/14/2034	180,000
480,000	6.88%, 3/17/2036	381,600
156,000	6.75%, 5/30/2040	122,070
206,000	6.00%, 1/14/2041	148,320
455,000	6.63%, 2/17/2045	346,369
240,000	5.75%, 5/11/2047	167,400

		3,227,999

	Ukraine — 4.3%
	Republic of Ukraine
387,000	7.75%, 9/1/2021 (a)	383,614
375,000	7.75%, 9/1/2022 (a)	368,437
101,000	7.75%, 9/1/2023 (a)	97,970
110,000	7.75%, 9/1/2024 (a)	105,600
109,000	7.75%, 9/1/2025 (a)	102,324
682,000	7.75%, 9/1/2026 (a)	627,440
100,000	7.75%, 9/1/2027 (a)	91,000
443,000	7.38%, 9/25/2032 (a)	375,443

		2,151,828

	Uruguay — 1.6%
	Republic of Uruguay
270,000	4.38%, 10/27/2027	275,737
140,000	7.63%, 3/21/2036	188,125
350,000	5.10%, 6/18/2050	356,563

		820,425

	Vietnam — 0.4%
200,000	Republic of Vietnam 4.80%, 11/19/2024 (a)	204,226

	Zambia — 0.7%
480,000	Republic of Zambia 8.97%, 7/30/2027 (a)	345,600

	Total Foreign Government Securities (Cost $46,247,353)	42,236,618

Corporate Bonds — 14.4%
	Azerbaijan — 1.1%
200,000	Southern Gas Corridor CJSC 6.88%, 3/24/2026 (a)	216,250
350,000	State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/2023 (b)	343,438

		559,688

	Brazil — 1.0%
500,000	Banco Nacional de Desenvolvimento Economico e Social 5.75%, 9/26/2023 (a)	507,542

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)
Corporate Bonds — continued
	Chile — 1.3%
	Corp. Nacional del Cobre de Chile
125,000	4.50%, 9/16/2025 (a)	127,264
372,000	3.63%, 8/1/2027 (a)	354,380
201,000	4.50%, 8/1/2047 (a)	193,463

		675,107

	China — 2.0%
200,000	CNOOC Curtis Funding No. 1 Pty. Ltd. 4.50%, 10/3/2023 (a)	206,042
	Sinopec Group Overseas Development Ltd.
200,000	3.63%, 4/12/2027 (a)	192,661
	State Grid Overseas Investment Ltd.
400,000	3.13%, 5/22/2023 (a)	390,292
250,000	3.50%, 5/4/2027 (a)	240,236

		1,029,231

	Indonesia — 0.4%
200,000	Perusahaan Listrik Negara PT 5.25%, 10/24/2042 (a)	191,688

	Kazakhstan — 1.1%
200,000	Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (a)	218,500
320,000	KazMunayGas National Co. JSC 5.38%, 4/24/2030 (a)	321,600

		540,100

	Malaysia — 1.5%
	Petronas Capital Ltd.
440,000	7.88%, 5/22/2022 (a)	503,658
231,000	4.50%, 3/18/2045 (a)	235,992

		739,650

	Mexico — 2.3%
	Petroleos Mexicanos
100,000	(ICE LIBOR USD 3 Month + 3.65%), 5.98%, 3/11/2022 (d)	106,150
125,000	5.38%, 3/13/2022	127,500
161,000	4.63%, 9/21/2023	158,633
767,000	5.63%, 1/23/2046	630,014
125,000	6.35%, 2/12/2048 (a)	110,375

		1,132,672

	Peru — 0.7%
352,000	Petroleos del Peru SA 5.63%, 6/19/2047 (a)	352,440

	Russia — 1.0%
200,000	Russian Railways via RZD Capital plc 5.70%, 4/5/2022 (b)	205,000

PRINCIPAL AMOUNT($)	INVESTMENTS	VALUE($)

	Russia — continued
	Vnesheconombank Via VEB Finance plc
200,000	5.94%, 11/21/2023 (a)	192,000
125,000	6.80%, 11/22/2025 (a)	123,281

		520,281

	South Africa — 1.7%
	Eskom Holdings SOC Ltd.
494,000	7.13%, 2/11/2025 (a)	466,213
200,000	6.35%, 8/10/2028 (a)	199,500
200,000	Transnet SOC Ltd. 4.00%, 7/26/2022 (a)	188,000

		853,713

	Tunisia — 0.3%
200,000	Banque Centrale de Tunisie International Bond 5.75%, 1/30/2025 (a)	174,000

	Total Corporate Bonds (Cost $7,668,313)	7,276,112

SHARES
Short-Term Investments — 0.5%
	Investment Companies — 0.5%
252,493	JPMorgan U.S. Government Money Market Fund, Class Institutional Shares, 1.82% (e) (f) (Cost $252,493)	252,493

	Total Investments — 98.8% (Cost $54,168,159)	49,765,223
	Other Assets Less Liabilities — 1.2%	590,477

	Net Assets — 100.0%	$50,355,700

Percentages	indicated are based on net assets.

Abbreviations

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
USD	United States Dollar

(a)

    Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)

    Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	63

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(c)

    Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2018.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(e)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of August 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2018 (Unaudited)

	JPMorgan Disciplined High Yield ETF	JPMorgan Global Bond Opportunities ETF	JPMorgan Ultra-Short Income ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
ASSETS:
Investments in non-affiliates, at value	$148,744,444	$163,278,763	$2,160,755,514	$49,512,730
Investments in affiliates, at value	4,098,667	8,342,272	67,510,638	252,493
Repurchase agreements, at value	—	—	18,500,000	—
Restricted cash	800	2,200	4,950	—
Cash	652	—	—	—
Foreign currency, at value	—	613,132	—	—
Deposits at broker for futures contracts	—	950,000	—	—
Segregated cash balance with Authorized Participant for deposit securities	24,902	—	—	—
Deferred offering costs	—	—	—	16,518
Prepaid Expenses	4,099	6,255	10,034	890
Receivables:
Investment securities sold	12,703	198,924	3,120,324	631,468
Fund shares sold	—	—	42,676,135	—
Interest from non-affiliates	2,215,052	1,980,535	11,349,843	834,487
Dividends from affiliates	3,570	11,683	117,443	290
Variation margin on futures contracts	—	42,445	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	1,566,443	—	—
Due from Adviser	—	—	—	17,859

Total Assets	155,104,889	176,992,652	2,304,044,881	51,266,735

LIABILITIES:
Payables:
Due to custodian	—	48,681	205,954	—
Distributions	635,035	490,980	4,064,124	211,464
Investment securities purchased	—	1,135,801	32,700,323	618,489
Unrealized depreciation on forward foreign currency exchange contracts	—	510,062	—	—
Collateral upon return of deposit securities	24,902	—	—	—
Accrued liabilities:
Investment advisory fees	13,022	33,948	70,884	—
Administration fees	11,148	12,653	137,934	3,685
Custodian, Accounting and Transfer Agent fees	9,539	11,154	8,066	3,734
Trustees’ and Chief Compliance Officer’s fees	1,491	1,348	316	1,466
Professional Fees	60,564	76,289	19,849	47,194
Other	37,451	22,575	44,400	25,003

Total Liabilities	793,152	2,343,491	37,251,850	911,035

Net Assets	$154,311,737	$174,649,161	$2,266,793,031	$50,355,700

NET ASSETS:
Paid-in-Capital	$156,996,468	$177,694,108	$2,266,352,130	$55,018,929
Accumulated undistributed (distributions in excess of) net investment income	3,958	(522,174)	129,265	46
Accumulated net realized gains (losses)	(284,949)	1,022,426	(36,342)	(260,339)
Net unrealized appreciation (depreciation)	(2,403,740)	(3,545,199)	347,978	(4,402,936)

Total Net Assets	$154,311,737	$174,649,161	$2,266,793,031	$50,355,700

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	3,100,000	3,500,000	45,200,000	1,100,000

Net asset value, per share	$49.78	$49.90	$50.15	$45.78

Cost of investments in non-affiliates	$151,148,184	$167,985,985	$2,160,407,536	$53,915,666
Cost of investments in affiliates	4,098,667	8,342,272	67,510,638	252,493
Cost of repurchase agreements	—	—	18,500,000	—
Cost of foreign currency	—	721,855	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	65

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

	JPMorgan Disciplined High Yield ETF	JPMorgan Global Bond Opportunities ETF		JPMorgan Ultra-Short Income ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$3,391,488	$3,473,396		$12,495,520	$1,350,320
Dividend income from affiliates	18,245	95,625		401,362	4,156
Foreign taxes withheld	—	(36,204)		—	—

Total investment income	3,409,733	3,532,817		12,896,882	1,354,476

EXPENSES:
Investment advisory fees (Note 3.A)	194,470	454,833		720,464	83,905
Administration fees (Note 3.B)	55,100	70,293		408,268	22,288
Interest expense to affiliates	—	1,279		—	32
Professional fees	63,048	68,990		44,308	49,770
Trustees’ and Chief Compliance Officer’s fees	6,972	9,767		19,138	4,371
Printing and mailing costs	23,085	15,959		28,696	14,751
Registration and filing fees	14,982	12,874		35,275	11,013
Custodian, Accounting and Transfer Agent fees (Note 3.C)	28,341	46,376		31,503	16,225
Insurance expense	2,986	3,245		3,803	1,945
Offering costs (Note 2.H)	—	7,950		5,910	22,339
Other	819	906		2,518	2,092

Total expenses	389,803	692,472		1,299,883	228,731

Less fees waived (Note 3.D)	(130,713)	(242,333)		(458,866)	(106,193)
Less expense reimbursements from affiliates (Note 3.D)	—	—		—	(21,514)
Less expense reimbursements from non-affiliates (Note 3.C)	(1,400)	(4,400)		(7,150)	—

Net expenses	257,690	445,739		833,867	101,024

Net investment income (loss)	3,152,043	3,087,078		12,063,015	1,253,452

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
investments in non-affiliates	(229,900)	(1,619,426	)(a)	(45,303)	(252,222)
Futures	—	(580,717)		(354)	—
Foreign currency transactions	—	39,044		—	—
Forward foreign currency exchange contracts	—	2,737,502		—	—

Net realized gain (loss)	(229,900)	576,403		(45,657)	(252,222)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(250,126)	(4,903,023	)(b)	631,142	(3,076,122)
Futures	—	(132,646)		(136)	—
Foreign currency translations	—	(122,962)		—	—
Forward foreign currency exchange contracts	—	682,042		—	—

Change in net unrealized appreciation/depreciation	(250,126)	(4,476,589)		631,006	(3,076,122)

Net realized/unrealized gains (losses)	(480,026)	(3,900,186)		585,349	(3,328,344)

Change in net assets resulting from operations	$2,672,017	$(813,108)		$12,648,364	$(2,074,892)

(a)	Net of foreign capital gains tax of approximately $(4,167).
(b)	Net of change in foreign capital gains tax of approximately $11,081.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Disciplined High Yield ETF
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,152,043	$2,362,661
Net realized gain (loss)	(229,900)	(6,636)
Change in net unrealized appreciation/depreciation	(250,126)	(2,542,614)

Change in net assets resulting from operations	2,672,017	(186,589)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,214,768)	(2,305,921)

Total distributions to shareholders	(3,214,768)	(2,305,921)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	49,663,180	77,109,750

NET ASSETS:
Change in net assets	49,120,429	74,617,240
Beginning of period	105,191,308	30,574,068

End of period	$154,311,737	$105,191,308

Accumulated undistributed (distributions in excess of) net investment income	$3,958	$66,683

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued	$49,663,180	$77,109,750

SHARE TRANSACTIONS:
Issued (See Note 4)	1,000,000	1,500,000

Net increase in shares from share transactions	1,000,000	1,500,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Global Bond Opportunities ETF
	Six Months Ended August 31, 2018 (Unaudited)	Period Ended February 28, 2018 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,087,078	$3,696,762
Net realized gain (loss)	576,403	(2,316,581)
Change in net unrealized appreciation/depreciation	(4,476,589)	931,390

Change in net assets resulting from operations	(813,108)	2,311,571

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,268,010)	(3,275,400)

Total distributions to shareholders	(1,268,010)	(3,275,400)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	25,096,047	152,598,061

NET ASSETS:
Change in net assets	23,014,929	151,634,232
Beginning of period	151,634,232	—

End of period	$174,649,161	$151,634,232

Accumulated undistributed (distributions in excess of) net investment income	$(522,174)	$(2,341,242)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued	$25,096,047	$152,598,061

SHARE TRANSACTIONS:
Issued	500,000	3,000,000

Net increase in shares from share transactions	500,000	3,000,000

(a)	Commencement of operations was April 5, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

	JPMorgan Ultra-Short Income ETF
	Six Months Ended August 31, 2018 (Unaudited)	Period Ended February 28, 2018 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,063,015	$1,036,708
Net realized gain (loss)	(45,657)	9,316
Change in net unrealized appreciation/depreciation	631,006	(283,028)

Change in net assets resulting from operations	12,648,364	762,996

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,995,110)	(975,348)

Total distributions to shareholders	(11,995,110)	(975,348)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,066,088,511	200,263,618

NET ASSETS:
Change in net assets	2,066,741,765	200,051,266
Beginning of period	200,051,266	—

End of period	$2,266,793,031	$200,051,266

Accumulated undistributed (distributions in excess of) net investment income	$129,265	$61,360

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued	$2,073,595,891	$200,263,618
Redeemed	(7,507,380)	—

SHARE TRANSACTIONS:
Issued	41,350,000	4,000,000
Redeemed	(150,000)	—

Net increase in shares from share transactions	41,200,000	4,000,000

(a)	Commencement of operations was May 17, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan USD Emerging Markets Sovereign Bond ETF
	Six Months Ended August 31, 2018 (Unaudited)	Period Ended February 28, 2018 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,253,452	$198,418
Net realized gain (loss)	(252,222)	(8,117)
Change in net unrealized appreciation/depreciation	(3,076,122)	(1,326,814)

Change in net assets resulting from operations	(2,074,892)	(1,136,513)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,283,337)	(168,487)

Total distributions to shareholders	(1,283,337)	(168,487)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	—	55,018,929

NET ASSETS:
Change in net assets	(3,358,229)	53,713,929
Beginning of period	53,713,929	—

End of period	$50,355,700	$53,713,929

Accumulated undistributed (distributions in excess of) net investment income	$46	$29,931

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued	$—	$55,018,929

SHARE TRANSACTIONS:
Issued	—	1,100,000

Net increase in shares from share transactions	—	1,100,000

(a)	Commencement of operations was January 29, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment Operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain (loss)		Total distributions	Net asset value, end of period

JPMorgan Disciplined High Yield ETF
Six Months Ended August 31, 2018 (Unaudited)	$50.09	$1.22	$(0.31)	$0.91	$(1.22)	$—		$(1.22)	$49.78
Year Ended February 28, 2018	50.96	2.44	(0.92)	1.52	(2.39)	—		(2.39)	50.09
September 14, 2016 (a) through February 28, 2017	50.00	1.14	0.96	2.10	(1.14)	—	(h)	(1.14)	50.96

JPMorgan Global Bond Opportunities ETF
Six Months Ended August 31, 2018 (Unaudited)	50.54	0.94	(1.20)	(0.26)	(0.38)	—		(0.38)	49.90
April 5, 2017 (a) through February 28, 2018	50.00	1.83	0.05 (i)	1.88	(1.34)	—		(1.34)	50.54

JPMorgan Ultra-Short Income ETF
Six Months Ended August 31, 2018 (Unaudited)	50.01	0.63	0.01	0.64	(0.50)	—		(0.50)	50.15
May 17, 2017(a) through February 28, 2018	50.00	0.70	(0.08)	0.62	(0.61)	—		(0.61)	50.01

JPMorgan USD Emerging Markets Sovereign Bond ETF
Six Months Ended August 31, 2018 (Unaudited)	48.83	1.14	(3.02)	(1.88)	(1.17)	—		(1.17)	45.78
January 29, 2018 (a) through February 28, 2018	50.00	0.19	(1.21)	(1.02)	(0.15)	—		(0.15)	48.83

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business for the Disciplined High Yield ETF, Global Bond Opportunities ETF and Ultra-Short Income ETF on the Cboe BZX Exchange, Inc. and on the NYSE Arca, Inc. for the USD Emerging Markets Sovereign Bond ETF. Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(f)	Annualized for periods less than one year, unless otherwise indicated.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
(i)

Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Changes in Net Assets due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

Ratios/Supplemental data
				Ratios to average net assets (f)
Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$49.94	1.86%	1.63%	$154,311,737	0.40%		4.85%	0.60%		12%
50.36	3.00	3.12	105,191,308	0.40		4.78	0.98		23
51.16	4.24	4.64	30,574,068	0.39	(g)	4.99	1.74	(g)	8

49.90	(0.51)	(0.63)	174,649,161	0.54	(g)	3.73	0.84	(g)	39
50.60	3.76	3.88	151,634,232	0.53	(g)	3.98	1.10	(g)	52

50.19	1.29	1.29	2,266,793,031	0.17	(g)	2.48	0.27	(g)	23
50.05	1.25	1.33	200,051,266	0.16	(g)	1.77	0.55	(g)	25

46.11	(3.89)	(3.45)	50,355,700	0.35	(g)	4.78	0.83	(g)	15
48.95	(2.03)	(1.79)	53,713,929	0.35	(g)	4.79	2.74	(g)	2

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited)

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
JPMorgan Disciplined High Yield ETF	Diversified
JPMorgan Global Bond Opportunities ETF	Diversified
JPMorgan Ultra-Short Income ETF	Diversified
JPMorgan USD Emerging Markets Sovereign Bond ETF	Diversified

JPMorgan Disciplined High Yield ETF (the “Disciplined High Yield ETF”) commenced operations on September 14, 2016. The investment objective of the Fund is to seek to provide a high level of income with capital appreciation as a secondary objective.

JPMorgan Global Bond Opportunities ETF (the “Global Bond Opportunities ETF”) commenced operations on April 5, 2017. The investment objective of the Fund is to seek to provide total return.

JPMorgan Ultra-Short Income ETF (the “Ultra-Short Income ETF”) commenced operations on May 17, 2017. The investment objective of the Fund is to seek to provide current income while seeking to maintain a low volatility of principal.

JPMorgan USD Emerging Markets Sovereign Bond ETF (the “USD Emerging Markets Sovereign Bond ETF”) commenced operations on January 29, 2018. The investment objective of the Fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Shares of Disciplined High Yield ETF, Global Bond Opportunities ETF and Ultra-Short Income ETF are listed and traded on the Cboe BZX Exchange, Inc. Shares of USD Emerging Markets Sovereign Bond ETF are listed and traded on the NYSE Arca, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units” as shown in the table below:

Shares per Creation Unit
Disciplined High Yield ETF	100,000
Global Bond Opportunities ETF	100,000
Ultra-Short Income ETF	50,000
USD Emerging Markets Sovereign Bond ETF	100,000

The Funds may elect creations and redemptions in cash or partially in cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices, and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

74	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies, excluding exchange traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Global Bond Opportunities ETF and Ultra-Short Income ETF at August 31, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Disciplined High Yield ETF	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds
Oil, Gas & Consumable Fuels	$—	$19,106,598	$174,460	$19,281,058
Wireless Telecommunication Services	—	5,345,043	—	5,345,043
Other Corporate Bonds	—	124,118,343	—	124,118,343

Total Corporate Bonds	—	148,569,984	174,460	148,744,444

Short-Term Investments
Investment Companies	4,098,667	—	—	4,098,667

Total Investments in Securities	$4,098,667	$148,569,984	$174,460	$152,843,111

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

Global Bond Opportunities ETF	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities
Cayman Islands	$—	$—	$347,375	$347,375
United States	—	8,691,192	4,096,919	12,788,111

Total Asset-Backed Securities	—	8,691,192	4,444,294	13,135,486

Collateralized Mortgage Obligations	—	5,025,845	—	5,025,845
Commercial Mortgage-Backed Securities
United States	—	6,303,063	3,857,830	10,160,893
Corporate Bonds
Luxembourg	—	2,700,280	156,118	2,856,398
Other Corporate Bonds	—	95,039,058	—	95,039,058

Total Corporate Bonds	—	97,739,338	156,118	97,895,456

Mortgage-Backed Securities	—	6,951,710	—	6,951,710
Foreign Government Securities	—	27,964,342	—	27,964,342
U.S. Treasury Obligations	—	2,145,031	—	2,145,031
Short-Term Investments
Investment Companies	8,342,272	—	—	8,342,272

Total Investments in Securities	$8,342,272	$154,820,521	$8,458,242	$171,621,035

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,566,443	$—	$1,566,443
Futures Contracts	322,701	—	—	322,701

Total Appreciation in Other Financial Instruments	$322,701	$1,566,443	$—	$1,889,144

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(510,062)	$—	$(510,062)
Futures Contracts	(100,792)	—	—	(100,792)

Total Depreciation in Other Financial Instruments	$(100,792)	$(510,062)	$—	$(610,854)

Ultra-Short Income ETF	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$289,890,331	$17,517,845	$307,408,176
Certificates of Deposit	—	76,962,945	—	76,962,945
Commercial Mortgage-Backed Securities	—	8,636,864	—	8,636,864
Corporate Bonds
Other Corporate Bonds	—	1,480,920,699	—	1,480,920,699
Foreign Government Securities	—	1,398,777	—	1,398,777
U.S. Treasury Obligations	—	19,718,750	—	19,718,750
Short-Term Investments
Certificates of Deposit	—	64,557,056	—	64,557,056
Commercial Paper	—	201,152,247		201,152,247
Investment Companies	67,510,638	—	—	67,510,638
Repurchase Agreements	—	18,500,000	—	18,500,000

Total Short-Term Investments	67,510,638	284,209,303		351,719,941

Total Investments in Securities	$67,510,638	$2,161,737,669	$17,517,845	$2,246,766,152

76	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

USD Emerging Markets Sovereign Bond ETF	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds
Other Corporate Bonds	$—	$7,276,112	$—	$7,276,112
Foreign Government Securities	—	42,236,618	—	42,236,618
Short-Term Investments
Investment Companies	252,493	—	—	252,493

Total Investments in Securities	$252,493	$49,512,730	$—	$49,765,223

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no transfers among any levels during the period ended August 31, 2018 for USD Emerging Markets Sovereign Bond ETF.

There were no significant transfers among any levels during the period ended August 31, 2018 for Disciplined High Yield ETF and Ultra-Short Income ETF.

Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the period ended August 31, 2018 for Global Bond Opportunities ETF.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

Global Bond Opportunities ETF	Balance as of February 28, 2018	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2018
Investments in Securities:
Asset-Backed Securities — Cayman Islands	$95,564	$(138)	$(785)	$(8)	$260,000	$(7,258)	$—	$—	$347,375
Asset-Backed Securities — United States	2,264,474	(6,234)	373	(1,129)	1,090,162	(578,806)	1,328,079	—	4,096,919
Commercial Mortgage-Backed Securities — United States	2,953,242	(58,516)	34,174	1,424	1,212,640	(1,068,350)	1,546,204	(762,988)	3,857,830
Corporate Bonds — Luxembourg	—	—	(21,695)	(583)	—	—	178,396	—	156,118

	$5,313,280	$(64,888)	$12,067	$(296)	$2,562,802	$(1,654,414)	$3,052,679	$(762,988)	$8,458,242

Ultra-Short Income ETF	Balance as of February 28, 2018	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2018
Investments in Securities:
Asset-Backed Securities	$—	$(321)	$(3,559)	$(42)	$13,911,151	$(1,437,584)	$5,048,200	$—	$17,517,845

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2018, which were valued using significant unobservable inputs (level 3), were as follows:

Global Bond Opportunities ETF	$7,444
Ultra-Short Income ETF	(3,559)

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations (SOP).

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

Global Bond Opportunities ETF
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at August 31, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Asset-Backed Securities	$4,184,946	Discounted Cash Flow	Constant Prepayment Rate	5.00% - 35.00% (17.46%)

			Constant Default Rate	0.00% - 4.19% (0.71%)
			Yield (Discount Rate of Cash Flows)	3.03% - 6.68% (4.49%)
	4,184,946

Commercial Mortgage-Backed Securities	3,646,517	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	(28.19)% - 18.38% (5.45%)

	3,646,517

Total	$7,831,463

#

The table above does not include level 3 securities that are valued by brokers and pricing services. At August 31, 2018, the value of these securities was $626,779. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Ultra-Short Income ETF
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at April 31, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$15,267,944	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.22% -4.68% (3.59%)

Asset-Backed Securities	15,267,944

Total	$15,267,944

#

The table above does not include level 3 securities that are valued by brokers and pricing services. At August 31, 2018, the value of these securities was $2,249,901. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield, and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of August 31, 2018, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Ultra-Short Income ETF purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk

78	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

Ultra-Short Income ETF had delayed delivery securities outstanding as of August 31, 2018. The values of these securities held at August 31, 2018 are detailed on the SOI.

D. Repurchase Agreements — The Funds may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM, an indirect, wholly-owned subsidiary of JPMorgan. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan.

The Funds’ repurchase agreements are not subject to master netting arrangements.

E. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities (“SAL”).

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes C(1) — C(2) below describe the various derivatives used by the Funds.

(1). Futures Contracts — The Global Bond Opportunities ETF and Ultra-Short Income ETF used treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity and minimize transaction costs. The Funds also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the SOP. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the SOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited, which is considered restricted, is recorded on the SAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the SAL.

The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the SAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(2). Forward Foreign Currency Exchange Contracts — The Global Bond Opportunities ETF may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Summary of Derivatives Information

The following table presents the value of derivatives held as of August 31, 2018, by their primary underlying risk exposure and respective location on the SAL:

Global Bond Opportunities ETF
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	$322,701	$—	$322,701
Foreign exchange contracts	Receivables	—	1,566,443	1,566,443

Total		$322,701	$1,566,443	$1,889,144

Gross Liabilities:
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	$(100,792)	$—	$(100,792)
Foreign exchange contracts	Payables	—	(510,062)	(510,062)

Total		$(100,792)	$(510,062)	$(610,854)

(a)

This amount reflects the cumulative appreciation/depreciation of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of August 31, 2018.

Global Bond Opportunities ETF

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due from Counterparty (not less than zero)
Australia & New Zealand Banking Group Ltd.	$1,049	$(1,049)	$—	$—
Barclays Bank plc	430,170	(58,374)	—	371,796
BNP Paribas SA	318,368	(244,122)	—	74,246
Citibank, NA	514,668	(80,041)	—	434,627
Goldman Sachs International	268,510	(119,086)	—	149,424
Merrill Lynch International	2,306	—	—	2,306
Morgan Stanley	3,233	(523)	—	2,710
National Australia Bank Ltd.	6,119	—	—	6,119
Royal Bank of Canada	806	—	—	806
State Street Corp.	6,317	(6,285)	—	32
TD Bank Financial Group	14,897	—	—	14,897

Total	$1,566,443	$(509,480)	$—	$1,056,963

80	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due from Counterparty (not less than zero)
Australia & New Zealand Banking Group Ltd.	$1,631	$(1,049)	$—	$582
Barclays Bank plc	58,374	(58,374)	—	—
BNP Paribas SA	244,122	(244,122)	—	—
Citibank, NA	80,041	(80,041)	—	—
Goldman Sachs International	119,086	(119,086)	—	—
Morgan Stanley	523	(523)	—	—
State Street Corp.	6,285	(6,285)	—	—

Total	$510,062	$(509,480)	$—	$582

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The following tables present the effect of derivatives on the SOP for the six months ended August 31, 2018, by primary underlying risk exposure:

Global Bond Opportunities ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(580,717)	$—	$(580,717)
Foreign exchange contracts	—	2,737,502	2,737,502

Total	$(580,717)	$2,737,502	$2,156,785

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(132,646)	$—	$(132,646)
Foreign exchange contracts	—	682,042	682,042

Total	$(132,646)	$682,042	$549,396

Ultra-Short Income ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(354)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative contracts	Futures Contracts
Interest rate contracts	$(136)

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts and forward foreign currency exchange contracts activity during the six months ended August 31, 2018. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Global Bond Opportunities ETF	Ultra-Short Income ETF
Futures Contracts:
Average Notional Balance Long	20,347,242	$—
Average Notional Balance Short	98,493,541	2,124,688	(a)
Ending Notional Balance Long	15,553,989	—
Ending Notional Balance Short	100,422,124	—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	27,607,158	—
Average Settlement Value Sold	75,040,999	—
Ending Settlement Value Purchased	58,143,557	—
Ending Settlement Value Sold	111,782,156	—

(a)	For the period from March 1, 2018 to March 31, 2018.

The Funds’ derivatives contracts held at August 31, 2018 are not accounted for as hedging instruments under GAAP.

F. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the tables below are exchanges between certain shares of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2018	Shares at August 31, 2018	Dividend Income	Capital Gain Distributions
Disciplined High Yield ETF
JPMorgan U.S. Government Money Market Fund, Class Institutional Shares, 1.82% (a)(b)	$2,316,266	$41,519,045	$39,736,644	$—	$—	$4,098,667	4,098,667	$18,245	$—
Global Bond Opportunities ETF
JPMorgan U.S. Government Money Market Fund, Class Institutional Shares, 1.82% (a)(b)	—	62,451,972	54,109,700	—	—	8,342,272	8,342,272	95,625	—
Ultra-Short Income ETF
JPMorgan U.S. Government Money Market Fund, Class Institutional Shares, 1.82% (a)(b)	18,312,370	1,008,257,197	959,058,929	—	—	67,510,638	67,510,638	401,362	—
USD Emerging Markets Sovereign Bond ETF
JPMorgan U.S. Government Money Market Fund, Class Institutional Shares, 1.82% (a)(b)	2,764,325	4,284,575	6,796,407	—	—	252,493	252,493	4,156	—
(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2018.

82	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the SOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the SOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/ depreciation on foreign currency translations on the SOP.

H. Offering and Organizational Costs — Total offering costs incurred in connection with the offering of shares of the Funds are amortized on a straight line basis over 12 months from the date the Funds commenced operations. For the period ended August 31, 2018, total offering costs incurred were:

Global Bond Opportunities ETF (a)	$83,078
Ultra-Short Income ETF (b)	27,538
USD Emerging Markets Sovereign Bond ETF (c)	40,194

(a)	Commencement of operations was April 5, 2017.
(b)	Commencement of operations was May 17, 2017.
(c)	Commencement of operations was January 29, 2018.

Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations and are included as part of Professional fees on the SOP. For the six months ended August 31, 2018, total offering costs amortized were:

Global Bond Opportunities ETF	$7,950
Ultra-Short Income ETF	5,910
USD Emerging Markets Sovereign Bond ETF	22,339

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

J. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Disciplined High Yield ETF	0.30%
Global Bond Opportunities ETF	0.55%
Ultra-Short Income ETF	0.15%
USD Emerging Markets Sovereign Bond ETF	0.32%

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.D.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.085% of the average daily net assets of each Fund in the Trust covered by the Administration Agreement (excluding certain funds of funds and money market funds).

The Administrator waived Administration fees as outlined in Note 3.D.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Custodian, Accounting and Transfer Agent Fees — JPMCB provides custody, accounting and transfer agency services to the Funds. The amounts paid directly to JPMCB by the Funds for custody services are included in the Custodian, Accounting and Transfer Agent fees on the SOP. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the SOP. With respect to the transfer agency services provided by JPMCB for each creation or redemption transaction, the Authorized Participant will generally be responsible for such associated expenses; during the period, the Funds paid no transfer agency fees to JPMCB.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.

For the six months ended August 31, 2018, the amount of transaction fees paid by the Authorized Participants that were used to reimburse custodian fees were as follows:

Disciplined High Yield ETF	$1,400
Global Bond Opportunities ETF	4,400
Ultra-Short Income ETF	7,150

Such amounts are included in expense reimbursements from non-affiliates in the SOP.

Restricted cash on the SAL is cash received from Authorized Participants for the reimbursement of creation and/or redemption of Fund shares.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the SOP.

D. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses, (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses), exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Expense Cap
Disciplined High Yield ETF	0.40%
Global Bond Opportunities ETF	0.55%
Ultra-Short Income ETF	0.18%
USD Emerging Markets Sovereign Bond ETF	0.39%

The expense limitation agreements were in effect for the six months ended August 31, 2018 and are in place until at least June 30, 2021.

For the six months ended August 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
Disciplined High Yield ETF	$77,138	$51,425	$128,563	$—
Global Bond Opportunities ETF	161,322	70,293	231,615	—
Ultra-Short Income ETF	252,139	168,093	420,232	—
USD Emerging Markets Sovereign Bond ETF	82,670	22,288	104,958	21,514

84	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the six months ended August 31, 2018 were as follows:

Disciplined High Yield ETF	$2,150
Global Bond Opportunities ETF	10,718
Ultra-Short Income ETF	38,634
USD Emerging Markets Sovereign Bond ETF	1,235

E. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under their respective distribution agreements with the Trust (the “Distribution Agreements”). Although the Trust does not pay any fees under the Distribution Agreements, JPMIM pays JPMDS for certain distribution related services.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the SOP.

The Funds may use related party broker-dealers. For the six months ended August 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Disciplined High Yield ETF	$58,885,171	$14,456,942	$—	$—
Global Bond Opportunities ETF	78,566,419	58,435,497	2,129,830	—
Ultra-Short Income ETF	1,365,909,363	141,075,959	—	—
USD Emerging Markets Sovereign Bond ETF	8,272,838	7,893,048	—	—

For the six months ended August 31, 2018, in-kind transactions associated with creations and redemptions were as follows:

Fund	In-Kind Purchases	In-Kind Sales	Realized Gain (Loss)
Disciplined High Yield ETF	$3,897,204	$—	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2018 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined High Yield ETF	$155,246,851	$562,315	$(2,966,055)	$(2,403,740)
Global Bond Opportunities ETF	176,328,257	2,813,227	(6,242,159)	(3,428,932)
Ultra-Short Income ETF	2,246,418,174	1,109,031	(761,053)	347,978
USD Emerging Markets Sovereign Bond ETF	54,168,159	10,477	(4,413,413)	(4,402,936)

As of February 28, 2018, the Funds had net capital loss carryforwards with no expiration dates, as follows:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Disciplined High Yield ETF	$(24,473)	$(22,246)
Global Bond Opportunities ETF	—	—
Ultra-Short Income ETF	—	—
USD Emerging Markets Sovereign Bond ETF	(8,120)	—

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

6. Capital Share Transactions

The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105% of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares purchased” or “Proceeds from shares issued” in the Statements of Changes in Net Assets.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of August 31, 2018, the Adviser owns shares representing more than 10% of net assets of following Funds:

% of Ownership
Disciplined High Yield ETF	14%
Global Bond Opportunities ETF	56%
USD Emerging Markets Sovereign Bond ETF	91%

Significant shareholder transactions by the Adviser may impact the Funds’ performance.

The Global Bond Opportunities ETF and Ultra-Short Income ETF are subject to risks associated with securities with contractual cash flows including asset backed and mortgage-related securities such as collateralized mortgage obligations, mortgage-pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Disciplined High Yield ETF invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Global Bond Opportunities ETF’s and USD Emerging Markets Sovereign Bond ETF’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Funds’ investments and the income they generate, as well as the Funds’ ability to repatriate such amounts.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Global Bond Opportunities ETF and Ultra-Short Income ETF are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as forward foreign currency exchange contracts, and TBA securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as

86	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Funds. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.

USD Emerging Markets Sovereign Bond ETF may not track the return of the underlying index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the underlying index. In addition, a Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, the Fund’s return differs from the return of the underlying index.

8. New Accounting Pronouncements

In March 2017, the FASB issued ASU 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.

9. Subsequent Event

Effective October 5, 2018, the Funds, except Global Bond Opportunities ETF, may engage in securities lending to broker dealers or other financial institutions approved by the Funds. Citibank N. A. serves as lending agent for the Funds.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur ongoing costs, investment advisory fees, administration fees and other Fund expenses, in addition to brokerage commissions on your purchases and sales of Fund shares. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, March 1, 2018 and continued to hold your shares at the end of the reporting period, August 31, 2018.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period
Disciplined High Yield ETF
Actual (1)	$1,000.00	$1,018.60	0.40%	$2.04
Hypothetical (1)	1,000.00	1,023.19	0.40%	$2.04

Global Bond Opportunities ETF
Actual (1)	$1,000.00	$994.90	0.54%	$2.72
Hypothetical (1)	1,000.00	1,022.48	0.54%	2.75

Ultra-Short Income ETF
Actual (1)	$1,000.00	$1,012.90	0.17%	$0.86
Hypothetical (1)	1,000.00	1,024.35	0.17%	0.87

USD Emerging Markets Sovereign Bond ETF
Actual (1)	$1,000.00	$961.10	0.35%	$1.73
Hypothetical (1)	1,000.00	1,023.44	0.35%	1.79

(1)	Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

88	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-844-457-6383 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. August 2018.	SAN-ETF-818

Semi-Annual Report

J.P. Morgan Exchange-Traded Funds

August 31, 2018 (Unaudited)

JPMorgan BetaBuilders MSCI US REIT ETF

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

OCTOBER 9, 2018 (Unaudited)

Dear Shareholder,

This year continues to be a superlative one for JPMorgan’s Exchange-Traded Funds. We’ve expanded our product lineup to 27 ETFs that provide investors with access to a broad range of asset classes and investment factors. By the mid-point of this year, our assets under management exceeded $5 billion and quickly reached more than $11 billion by the end of August 2018.

“With equity market volatility and U.S. interest rates apparently on the rise, we still believe Real Estate Investment Trusts offer an attractive alternative for clients looking to generate income, grow principal and diversify beyond traditional asset classes.”

Also this year, we launched our BetaBuilders® suite of ETFs, which offers investors broad, market-capitalization weighted exposure to leading regional or asset class indexes. Other notable achievements over the past six months include JPMorgan Ultra-Short Income ETF (JPST) surpassing $2 billion in AUM shortly after its one-year anniversary and JPMorgan Global Bond Opportunities ETF (JPGB) earning Best New International/Global Fixed-Income ETF at the fifth annual ETF.com Awards in March.1

Meanwhile, financial market performance was mixed during the six months ended August 31, 2018. Equities in the U.S. largely outperformed other developed markets and the S&P 500 Index reached record highs in late August amid record corporate earnings and revenues and strong consumer spending. Returns for real estate sector equities were positive but lackluster compared with the broader market, as investor expectations for rising interest rates weighed on the real estate market.

With equity market volatility and U.S. interest rates apparently on the rise, we still believe Real Estate Investment Trusts offer an attractive alternative for clients looking to generate income, grow principal and diversify beyond traditional asset classes. Our newly launched JPMorgan BetaBuilders MSCI US REIT ETF (BBRE) seeks to capture those opportunities by closely mirroring the pure REIT exposure found in its index. We believe our BetaBuilders® U.S. REIT ETF, along with the rest of our BetaBuilders® solutions, can help you navigate dynamic global markets

We are proud to bring J.P. Morgan’s experience and capabilities to the ETF market place. We are committed to building solutions that address your needs and help you build stronger portfolios. Thank you for your belief in our Firm and our process.

Sincerely,

Joanna M. Gallegos

President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

1

ETF.com Award winners are selected by a majority vote of the ETF.com Awards Selection Committee, a group of independent ETF experts. Voting was completed by Jan. 20, 2018, and results were announced at the ETF.com U.S. Awards Dinner on March 22, 2018.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	1

JPMorgan BetaBuilders MSCI US REIT ETF

FUND COMMENTARY

Period June 15, 2018 (Fund Inception Date) Through August 31, 2018 (Unaudited)

Reporting Period Return:
JPMorgan BetaBuilders MSCI US REIT ETF
Net Asset Value*	7.15%
Market Price**	0.81%
MSCI US REIT Index	7.18%

Net Assets as of 8/31/2018	$54,645,940

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Index (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index made up of the stocks of publicly traded equity real estate investment trusts (REITs). Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible and invests at least 80% of its assets in securities included in the Underlying Index.

HOW DID THE MARKET PERFORM?

U.S. equities largely outperformed other asset classes during the reporting period amid positive economic data, record high corporate earnings and continued low interest rates.

The S&P 500 Index reached new intraday and closing highs in late August. Overall, returns for real estate sector equities were positive but lackluster compared with the broader market for U.S. equities, as investor expectations for rising interest rates weighed on the real estate market.

HOW DID THE FUND PERFORM?

For the period from Fund inception on June 15, 2018 to August 31, 2018, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the retail and health care sectors were leading contributors to absolute performance. The Fund’s and the Underlying Index’s exposures to the hotel and resorts sector and the industrial sector made the smallest contributions to absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s and the Underlying Index’s largest allocations were in the apartments and industrial sectors and their smallest allocations were in the shopping centers and hotels sectors.

2	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Simon Property Group, Inc.	6.3%
2.	Prologis, Inc.	4.7
3.	Equinix, Inc.	3.9
4.	Public Storage	3.7
5.	Digital Realty Trust, Inc.	2.9
6.	AvalonBay Communities, Inc.	2.8
7.	Equity Residential	2.8
8.	Welltower, Inc.	2.8
9.	Ventas, Inc.	2.4
10.	Boston Properties, Inc.	2.3

PORTFOLIO COMPOSITION BY INDUSTRY****
Apartments	20.5%
Industrial	15.0
Office	13.4
Health Care	11.3
Regional Malls	9.5
Diversified	8.2
Storage	8.2
Hotels	7.0
Shopping Centers	6.3
Short-Term Investments	0.4
Investments of cash collateral from securities loaned	0.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $80.96 as of August 31, 2018.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $76.28 as of August 31, 2018.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s composition is subject to change.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan BetaBuilders MSCI US REIT ETF

FUND COMMENTARY

Period June 15, 2018 (Fund Inception Date) Through August 31, 2018 (Unaudited) (continued)

TOTAL RETURNS AS OF AUGUST 31, 2018 (Unaudited)
	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan BetaBuilders MSCI US REIT ETF
Net Asset Value	June 15, 2018	7.15%
Market Price		0.81%

LIFE OF FUND PERFORMANCE (6/15/18 TO 08/31/18)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on June 15, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders MSCI US REIT ETF and the MSCI US REIT Index from June 15, 2018 to August 31, 2018. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI US REIT Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Underlying Index is a free-float adjusted market-cap weighted index designed to measure the performance of US equity real estate investment trust (REIT) securities. The Underlying Index is made up of the stocks of publicly traded US equity REITs, as determined by MSCI Inc., the index provider. To be included initially in the Underlying Index, an equity REIT must meet certain criteria established by the index provider, including meeting a minimum market capitalization threshold as well as a liquidity threshold based on a number of factors, including trading volume and frequency of trading. Equity REITs in the Underlying Index tend to be small- and mid-cap stocks, and may include Health Care REITs, Hotel & Resort REITs, Industrial REITs, Office REITs, Residential REITs, Retail REITs, Diversified REITs and certain Specialized REITs. Specialized REITs that may be included in the Underlying Index own and/or operate (i) storage and self-storage facilities, (ii) data centers, (iii) correctional facilities, (iv) theaters, (v) casinos and gaming facilities or (vi) restaurants.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

JPMorgan BetaBuilders MSCI US REIT ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

Investments	Shares	Value ($)
COMMON STOCKS — 99.8%
Apartments — 20.5%
Agree Realty Corp., REIT	1,906	108,775
American Campus Communities, Inc., REIT	8,393	351,918
American Homes 4 Rent, Class A, REIT	16,315	378,508
Apartment Investment & Management Co., Class A, REIT	9,662	423,196
AvalonBay Communities, Inc., REIT	8,487	1,555,582
Camden Property Trust, REIT	5,697	541,557
Education Realty Trust, Inc., REIT	4,655	192,624
Equity LifeStyle Properties, Inc., REIT	5,177	501,548
Equity Residential, REIT	22,610	1,531,827
Essex Property Trust, Inc., REIT	4,056	998,912
Front Yard Residential Corp., REIT	3,120	38,126
Getty Realty Corp., REIT	2,077	60,461
Independence Realty Trust, Inc., REIT	5,341	55,173
Invitation Homes, Inc., REIT	19,173	448,073
Mid-America Apartment Communities, Inc., REIT	6,987	723,574
National Retail Properties, Inc., REIT	9,447	435,412
NexPoint Residential Trust, Inc., REIT	1,084	35,013
Preferred Apartment Communities, Inc., Class A, REIT	2,408	42,911
Realty Income Corp., REIT	17,463	1,022,808
Select Income, REIT	4,121	84,687
Spirit Realty Capital, Inc., REIT	26,315	220,257
STORE Capital Corp., REIT	10,945	315,325
Sun Communities, Inc., REIT	4,918	507,439
UDR, Inc., REIT	16,432	656,787

		11,230,493

Diversified — 8.3%
Alexander & Baldwin, Inc., REIT	4,197	98,504
American Assets Trust, Inc., REIT	2,029	80,146
Armada Hoffler Properties, Inc., REIT	2,778	43,309
Brookfield Property Partners LP	187	3,736
Colony Capital, Inc., REIT	28,941	177,408
CoreCivic, Inc., REIT	7,279	188,453
CorePoint Lodging, Inc., REIT	2,524	52,625
Cousins Properties, Inc., REIT	25,805	241,277
Duke Realty Corp., REIT	21,923	624,586
EPR Properties, REIT	4,564	320,302
Forest City Realty Trust, Inc., Class A, REIT	13,946	350,742
Four Corners Property Trust, Inc., REIT	3,770	101,564
Gaming and Leisure Properties, Inc., REIT	12,455	445,765
GEO Group, Inc. (The), REIT	7,554	191,645
Gladstone Commercial Corp., REIT	1,745	34,743
Global Net Lease, Inc., REIT	4,135	89,688
Investors Real Estate Trust, REIT	7,373	40,183
iStar, Inc., REIT	4,169	46,651
Lexington Realty Trust, REIT	13,263	123,876
NorthStar Realty Europe Corp., REIT	2,884	39,569
One Liberty Properties, Inc., REIT	881	25,364
PS Business Parks, Inc., REIT	1,258	164,081
Spirit MTA, REIT*	2,756	29,544
UMH Properties, Inc., REIT	2,018	32,207
VICI Properties, Inc., REIT‡	17,046	356,432

Investments	Shares	Value ($)

Diversified — continued
Washington, REIT	4,829	152,403
Whitestone, REIT	2,199	29,994
WP Carey, Inc., REIT	6,582	438,230

		4,523,027

Health Care — 11.4%
CareTrust REIT, Inc., REIT	4,675	86,254
Community Healthcare Trust, Inc., REIT	1,116	34,630
HCP, Inc., REIT	28,848	779,761
Healthcare Realty Trust, Inc., REIT	7,688	238,020
Healthcare Trust of America, Inc., Class A, REIT	12,599	359,953
LTC Properties, Inc., REIT	2,433	113,013
Medical Properties Trust, Inc., REIT	22,397	337,075
National Health Investors, Inc., REIT	2,550	202,088
New Senior Investment Group, Inc., REIT	5,044	31,979
Omega Healthcare Investors, Inc., REIT	12,195	403,045
Physicians Realty Trust, REIT	11,176	195,468
Sabra Health Care REIT, Inc., REIT	10,947	258,130
Senior Housing Properties Trust, REIT	14,592	278,853
Universal Health Realty Income Trust, REIT	801	61,076
Ventas, Inc., REIT	21,879	1,309,896
Welltower, Inc., REIT	22,841	1,523,723

		6,212,964

Hotels — 7.1%
Apple Hospitality REIT, Inc., REIT	13,437	237,163
Ashford Hospitality Trust, Inc., REIT	5,754	37,343
Braemar Hotels & Resorts, Inc., REIT	1,796	20,744
Chatham Lodging Trust, REIT	2,817	60,425
Chesapeake Lodging Trust, REIT	3,708	122,030
DiamondRock Hospitality Co., REIT	12,316	147,299
Hersha Hospitality Trust, REIT	2,294	54,138
Hospitality Properties Trust, REIT	10,092	292,567
Host Hotels & Resorts, Inc., REIT	45,522	980,089
LaSalle Hotel Properties, REIT	6,778	237,976
MGM Growth Properties LLC, Class A, REIT	4,354	133,798
Park Hotels & Resorts, Inc., REIT	12,350	413,108
Pebblebrook Hotel Trust, REIT	4,239	163,668
RLJ Lodging Trust, REIT	10,758	235,708
Ryman Hospitality Properties, Inc., REIT	2,834	251,461
Summit Hotel Properties, Inc., REIT	6,429	88,270
Sunstone Hotel Investors, Inc., REIT	13,854	232,470
Xenia Hotels & Resorts, Inc., REIT	6,560	159,146

		3,867,403

Industrial — 15.0%
CoreSite Realty Corp., REIT	2,116	246,450
CyrusOne, Inc., REIT	6,086	407,519
Digital Realty Trust, Inc., REIT	12,646	1,571,645
EastGroup Properties, Inc., REIT	2,146	208,741
Equinix, Inc., REIT	4,879	2,127,878
First Industrial Realty Trust, Inc., REIT	7,698	249,877
Industrial Logistics Properties Trust, REIT	1,397	33,626
Liberty Property Trust, REIT	9,075	397,031

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan BetaBuilders MSCI US REIT ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

Investments	Shares	Value ($)
COMMON STOCKS — continued
Industrial — continued
Monmouth Real Estate Investment Corp., REIT	4,620	80,342
Prologis, Inc., REIT	38,612	2,593,954
STAG Industrial, Inc., REIT	5,971	172,383
Terreno Realty Corp., REIT	3,438	132,054

		8,221,500

Office — 13.5%
Alexandria Real Estate Equities, Inc., REIT	6,324	811,685
Boston Properties, Inc., REIT	9,479	1,236,536
Brandywine Realty Trust, REIT	10,963	183,740
Columbia Property Trust, Inc., REIT	7,283	175,375
Corporate Office Properties Trust, REIT	6,272	193,052
Douglas Emmett, Inc., REIT	9,912	387,163
Easterly Government Properties, Inc., REIT	3,542	71,725
Empire State Realty Trust, Inc., Class A, REIT	8,584	150,993
Equity Commonwealth, REIT*	7,458	239,103
Franklin Street Properties Corp., REIT	6,585	56,433
Government Properties Income Trust, REIT	6,088	102,948
Highwoods Properties, Inc., REIT	6,351	315,899
Hudson Pacific Properties, Inc., REIT	9,621	325,575
JBG SMITH Properties, REIT	6,881	257,762
Kilroy Realty Corp., REIT	6,069	443,887
Mack-Cali Realty Corp., REIT	5,535	120,884
New York REIT, Inc., REIT*	1,031	19,228
Paramount Group, Inc., REIT	13,291	211,061
Piedmont Office Realty Trust, Inc., Class A, REIT	7,870	156,141
SL Green Realty Corp., REIT	5,430	566,892
Tier REIT, Inc., REIT	2,943	70,161
VEREIT, Inc., REIT	59,456	464,946
Vornado Realty Trust, REIT	10,510	809,270

		7,370,459

Regional Malls — 9.5%
Brookfield Property REIT, Inc., REIT	39,906	798,918
CBL & Associates Properties, Inc., REIT	10,602	47,285
Macerich Co. (The), REIT	6,493	381,399
Pennsylvania, REIT	4,320	44,064
Simon Property Group, Inc., REIT	19,016	3,480,498
Tanger Factory Outlet Centers, Inc., REIT	5,796	139,452
Taubman Centers, Inc., REIT	3,745	241,964
Washington Prime Group, Inc., REIT	11,421	88,399

		5,221,979

Shopping Centers — 6.3%
Acadia Realty Trust, REIT	5,010	142,885
Alexander’s, Inc., REIT	141	50,891
Brixmor Property Group, Inc., REIT	18,595	338,801
Cedar Realty Trust, Inc., REIT	5,631	25,171
DDR Corp., REIT	9,634	134,780
Federal Realty Investment Trust, REIT	4,496	587,223
Kimco Realty Corp., REIT	26,091	446,417
Kite Realty Group Trust, REIT	5,138	89,812

Investments	Shares	Value ($)

Shopping Centers — continued
Ramco-Gershenson Properties Trust, REIT	4,914	68,599
Regency Centers Corp., REIT	9,362	618,173
Retail Opportunity Investments Corp., REIT	6,922	136,640
Retail Properties of America, Inc., Class A, REIT	13,478	171,575
Retail Value, Inc., REIT*	907	32,398
Saul Centers, Inc., REIT	814	48,840
Seritage Growth Properties, Class A, REIT (a)	2,057	105,894
Urban Edge Properties, REIT	6,996	159,929
Urstadt Biddle Properties, Inc., Class A, REIT	1,831	41,655
Weingarten Realty Investors, REIT	7,476	231,233

		3,430,916

Storage — 8.2%
Americold Realty Trust, REIT	3,502	87,200
CubeSmart, REIT	11,193	341,946
Extra Space Storage, Inc., REIT	7,744	714,074
Iron Mountain, Inc., REIT	16,679	602,112
Life Storage, Inc., REIT	2,856	278,746
National Storage Affiliates Trust, REIT	3,465	98,267
Public Storage, REIT	9,629	2,046,933
QTS Realty Trust, Inc., Class A, REIT	3,133	143,272
Rexford Industrial Realty, Inc., REIT	4,978	161,785

		4,474,335

TOTAL COMMON STOCKS (Cost $51,418,123)		54,553,076

SHORT-TERM INVESTMENTS — 0.4%

INVESTMENT COMPANIES — 0.4%
JPMorgan U.S. Government Money Market Fund, Class Institutional Shares, 1.82% (b)(c) (Cost $192,916)	192,916	192,916

INVESTMENT OF CASH COLLATERAL RECEIVED FROM SECURITIES LOANED — 0.2%
JPMorgan U.S. Government Money Market Fund, Share Class IM, 1.87% (b)(c)	100,225	100,225

TOTAL INVESTMENT OF CASH COLLATERAL RECEIVED FROM SECURITIES LOANED (Cost $100,225)		100,225

Total Investments — 100.4% (Cost $51,711,264)		54,846,217
Liabilities in Excess of Other Assets — (0.4%)		(200,277)

Net Assets — 100.0%		$54,645,940

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

Futures contracts outstanding as of August 31, 2018:
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
DJ US Real Estate Index	2	09/2018	USD	65,680	3,070

					3,070

Abbreviations
MTA	MetropolitanTransportation Authority
REIT	RealEstate Investment Trust
USD	UnitedStates Dollar
(a)	Thesecurity or a portion of this security is on loan at August 31, 2018. The total value of securities on loan at August 31, 2018 was $97,907.
(b)	Investmentin affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	Therate shown is the current yield as of August 31, 2018.
*	Non-incomeproducing security.
‡	Valuedetermined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2018 (Unaudited)

JPMorgan BetaBuilders MSCI US REIT ETF
ASSETS:
Investments in non-affiliates, at value	$54,553,076
Investments in affiliates, at value	192,916
Investments of cash collateral received from securities loaned (Note 2.D)	100,225
Restricted cash	400
Deposits at broker for futures contracts	20,000
Deferred offering costs	12,618
Receivables:
Investment securities sold	161,552
Dividends from non-affiliates	39,842
Dividends from affiliates	321
Securities lending income	79
Variation margin on futures contracts	580
Due from Adviser	12,809

Total Assets	55,094,418

LIABILITIES:
Payables:
Investment securities purchased	320,298
Collateral received on securities loaned	100,225
Accrued liabilities:
Administration fees	3,893
Custodian, Accounting and Transfer Agent fees	5,697
Trustees’ and Chief Compliance Officer’s fees	551
Professional Fees	12,916
Other	4,898

Total Liabilities	448,478

Net Assets	$54,645,940

NET ASSETS:
Paid-in-Capital	$51,074,946
Accumulated undistributed (distributions in excess of) net investment income	384,515
Accumulated net realized gains (losses)	48,456
Net unrealized appreciation (depreciation)	3,138,023

Total Net Assets	$54,645,940

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	675,000

Net asset value, per share	$80.96

Cost of investments in non-affiliates	$51,418,123
Cost of investments in affiliates	192,916
Investment securities on loan, at value	97,907

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED AUGUST 31, 2018 (Unaudited)

JPMorgan BetaBuilders MSCI US REIT ETF (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$365,399
Dividend income from affiliates	562
Non-cash dividend income from non-affiliates	30,469
Income from securities lending (net) (Note 2.D)	82

Total investment income	396,512

EXPENSES:
Investment advisory fees (Note 3.A)	13,106
Administration fees (Note 3.B)	9,283
Professional fees	13,236
Trustees’ and Chief Compliance Officer’s fees	645
Printing and mailing costs	774
Registration and filing fees	3,750
Custodian, Accounting and Transfer Agent fees (Note 3.C)	5,697
Insurance expense	129
Offering costs (Note 2.D)	3,429
Other	1,052

Total expenses	51,101

Less fees waived (Note 3.D)	(22,389)
Less expense reimbursements from affiliates (Note 3.D)	(16,315)
Less expense reimbursements from non-affiliates (Note 3.C)	(400)

Net expenses	11,997

Net investment income (loss)	384,515

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	42,486
Futures	5,970

Net realized gain (loss)	48,456

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,134,953
Futures	3,070

Change in net unrealized appreciation/depreciation	3,138,023

Net realized/unrealized gains (losses)	3,186,479

Change in net assets resulting from operations	$3,570,994

(a)	Commencement of operations was June 15, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	9

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

JPMorgan BetaBuilders MSCI US REIT ETF
Period Ended August 31, 2018 (a) (Unaudited)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$384,515
Net realized gain (loss)	48,456
Change in net unrealized appreciation/depreciation	3,138,023

Change in net assets resulting from operations	3,570,994

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	51,074,946

NET ASSETS:
Change in net assets	54,645,940
Beginning of period	—

End of period	$54,645,940

Accumulated undistributed (distributions in excess of) net investment income	$384,515

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued	$51,074,946

SHARE TRANSACTIONS:
Issued (See Note 4)	675,000

Net increase in shares from share transactions	675,000

(a)	Commencement of operations was June 15, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period

JPMorgan BetaBuilders MSCI US REIT ETF
June 15, 2018 (a) through August 31, 2018 (Unaudited)	$75.67	$0.57	$4.72	$5.29	$80.96

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc.

(f)	Annualized for periods less than one year, unless otherwise indicated.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

12	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

Ratios/Supplemental data
				Ratios to average net assets (f)
Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$76.28	6.99%	0.81%	$54,645,940	0.08	% (g)	3.52%	0.44	% (g)	1%

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited)

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund” or the “MSCI US REIT ETF”) is a separate diversified series of the Trust covered in this report.

The Fund commenced operations on June 15, 2018. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Index.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems its shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, typically 25,000 shares, referred to as “Creation Units”.

Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted in a Fund with sizeable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund is calculated on a valuation date. Investments in open-end investment companies excluding Exchange-Traded Funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

See the table on “Quantitative Information about level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at August 31, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Diversified	$4,166,595	$—	$356,432		$4,523,027
Other Common Stocks	50,030,049	—	—		50,030,049

Total Common Stocks	54,196,644	—	356,432		54,553,076

Short-Term Investments
Investment Companies	192,916	—	—		192,916
Investment of cash collateral received from securities loaned	100,225	—	—		100,225

Total Investments in Securities	$54,489,785	$—	$356,432	*	$54,846,217

Appreciation in Other Financial Instruments
Futures Contracts	$3,070	$—	$—		$3,070

*

Level 3 securities are valued by brokers and pricing services. At August 31, 2018, the value of these securities was approximately $356,432. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no transfers among any levels during the period ended August 31, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of June 15, 2018*	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2018
Investments in Securities:
Common Stocks — Diversified	$—	$—	$8,489	$—	$347,943	$—	$—	$—	$356,432

*	Commencement of operations
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2018, which were valued using significant unobservable inputs (level 3) amounted to $8,489.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAV of the Fund.

As of August 31, 2018, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

C. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations (“SOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the SOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities (SAL). A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the SAL.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the SAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The following table presents the value of derivatives held as of August 31, 2018, by their primary underlying risk exposure and respective location on the SAL:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net assets — Unrealized Appreciation	$3,070

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The SAL only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the SOP for the period ended August 31, 2018, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$5,970

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative contracts	Futures Contracts
Equity contracts	$3,070

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts activity during the period ended August 31, 2018:

Futures Contracts:
Average Notional Balance Long	$225,213	(a)
Ending Notional Balance Long	65,680

(a)	For the period June 15, 2018 through August 31, 2018.

The Fund’s derivatives contracts held at August 31, 2018 are not accounted for as hedging instruments under GAAP.

D. Securities Lending — Effective June 18, 2018, MSCI US REIT ETF became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N. A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100%

16	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (ie: a net payment to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included in the SOP as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the SOP.

For the period ended August 31, 2018, the Fund earned $91 from Collateral Investments, prior to rebates or fees but after voluntary waivers as described below, from an investment in an affiliated fund.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level a of at least 102% of the value of the loaned securities plus accrued interest.

The value of securities out on loan is recorded as an asset on the SAL. The value of the cash collateral received is recorded as a liability on the SAL and details of Collateral Investments are disclosed in the SOI. At August 31, 2018, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Betabuilders MSCI US REIT ETF	$97,907	$100,225	$100,225

The Fund bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability. Securities lending activity is not subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Fund’s investment in JPMorgan U.S. Government Money Market Fund in the amount of $5. JPMIM voluntarily waived investment advisory fees charged to the Fund to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation.

E. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the tables below to be affiliated issuers. Underlying Fund’s distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the tables below are exchanges between certain shares of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

Security Description	Value at June 15, 2018*	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2018	Shares at August 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund, Class Institutional Shares, 1.82% (a) (b)	$—	$1,137,242	$944,326	$—	$—	$192,916	192,916	$562	$—
JPMorgan U.S. Government Money Market Fund, Share Class IM, 1.87% (a) (b)	—	252,650	152,425	—	—	100,225	100,225	91	—

Total	$—	$—	$—	$—	$—	$293,141		$—	$—

*	Commencement of operations
(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2018.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

F. Offering and Organizational Costs — Total offering costs incurred in connection with the offering of shares of the Fund is amortized on a straight line basis over 12 months from the date the Fund commenced operations. For the period ended August 31, 2018, total offering costs incurred were $16,047.

Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the SOP. For the period ended August 31, 2018, total offering costs amortized were $3,429.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns since inception remain subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.12% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.D.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.085% of the average daily net assets of the Fund in the Trust covered by the Administration Agreement (excluding certain funds of funds and money market funds).

The Administrator waived Administration fees as outlined in Note 3.D.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Custodian, Accounting and Transfer Agent Fees — JPMCB provides custody, accounting and transfer agency services to the Fund. The amount paid directly to JPMCB by the Fund for custody services are included in the Custodian, Accounting and Transfer Agent fees on the SOP. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the SOP. With respect to the transfer agency services provided by JPMCB for each creation or redemption transaction, the Authorized Participant will generally be responsible for such associated expenses; during the period, the Fund paid no transfer agency fees to JPMCB.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.

For the period ended August 31, 2018, the amount of transaction fees paid by the Authorized Participants that were used to reimburse custodian fees were $400.

Such amounts are included in expense reimbursements from non-affiliates in the SOP.

Restricted cash on the SAL is cash received from Authorized Participants for the reimbursement of creation and/or redemption of Fund shares.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the SOP.

18	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

D. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses, (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses), exceed 0.11% of the Fund’s average daily net assets.

The expense limitation agreement is in effect for the period ended August 31, 2018 and the current agreement is in place until at least June 30, 2021.

For the period ended August 31, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
BetaBuilders MSCI US REIT ETF	$13,078	$9,283	$22,361	$16,315

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of the waivers resulting from investments in the money market fund for the period ended August 31, 2018 was $28.

E. Distribution Services — The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. JPMDS receives no fees for their distribution services under their respective distribution agreements with the Trust (the “Distribution Agreements”). Although the Trust does not pay any fees under the Distribution Agreements, JPMIM pays JPMDS for certain distribution related services.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the SOP.

The Fund may use related party broker-dealers. For the period ended August 31, 2018, the Fund did not incur any brokerage commissions with broker dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended August 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
BetaBuilders MSCI US REIT ETF (a)	$1,349,797	$557,452

During the period ended August 31, 2018, there were no purchases or sales of U.S. Government securities.

For the period ended August 31, 2018, in-kind transactions associated with creations and redemptions were:

	In-Kind Purchases	In-Kind Sales	Realized Gain (Loss)
BetaBuilders MSCI US REIT ETF (a)	$50,679,708	$—	$—

(a)	Commencement of operations was June 15, 2018.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2018 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BetaBuilders MSCI US REIT ETF	$51,711,264	$3,393,489	$(255,466)	$3,138,023

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

6. Capital Share Transactions

The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Fund may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Fund’s shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Fund. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2018, the Adviser owns shares representing more than 96% of the net assets of the Fund.

Significant shareholder transactions by the Adviser may impact the Fund’s performance.

Because the Fund may invest a significant portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.

The Fund may not track the return of the underlying index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the underlying index. In addition, a Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, the Fund’s return differs from the return of the underlying index.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. New Accounting Pronouncement

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.

20	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur ongoing costs, investment advisory fees, administration fees and other Fund expenses, in addition to brokerage commissions on your purchases and sales of Fund shares. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period June 15, 2018 and continued to hold your shares at the end of the reporting period, August 31, 2018.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value June 15, 2018	Ending Account Value August 31, 2018	Annualized Expense Ratio	Expenses Paid During the Period
JPMorgan BetaBuilders MSCI US REIT ETF
Actual (1)	$1,000.00	$1,069.90	0.08%	$0.17
Hypothetical (2)	1,000.00	1,024.80	0.08	0.41

(1)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 75/365 (to reflect the actual period). The Fund commenced operations on June 15, 2018.

(2)	Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	21

BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENT

(Unaudited)

On March 13-14, 2018, the Board of Trustees held an in-person meeting and approved the initial investment advisory agreement (the “Advisory Agreement”) for the JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”). The Advisory Agreement was approved by a majority of the Trustees who are not “Interested Persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates. In connection with the approval of the Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund and the approval of the Advisory Agreement. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the initial approval of the Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the initial Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the Advisory Agreement, as well as other relevant information furnished for the Trustees. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the Trust’s other fund offerings, and how it will be positioned against peer funds, as identified by management.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Trust.

The Trustees also considered the fees that J.P. Morgan Investment Management Inc., in its role as Administrator, will earn from the Fund for providing administrative services. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A., an affiliate of the Adviser, for custody, transfer agency and other related services for the Fund. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.

Economies of Scale

The Trustees considered the extent to which the Fund will benefit from economies of scale. The Trustees noted that neither the proposed investment advisory fee schedule nor the proposed administration agreement for the Fund contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure for the Fund was reasonable in light of the fee waivers and expense limitations that the Adviser has in place, limiting the overall net expense ratio of the Fund to competitive levels. With respect to fees for administrative services, the Trustees also considered the fact that the Fund would benefit from the economies of scale present in the broader J.P. Morgan fund complex, as the Fund was able to negotiate an administration fee at a level consistent with the lower effective rate currently paid by the J.P. Morgan mutual funds, which includes breakpoints. The Trustees also took into consideration management’s belief that because of such economies of scale, the Fund’s administration fee is lower than what the Fund would have to pay if it was not part of the J.P. Morgan fund complex.

Investment Performance

The Trustees considered the Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

22	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2018

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to the fees charged to mutual funds with similar investment objectives or in similar asset classes managed by the Adviser, as well as information prepared by Broadridge Investor Communications Solutions Inc., using data from Lipper Inc. (together, “Broadridge/Lipper”), independent providers of investment company data, concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees also reviewed information about other projected expenses and the expense ratio for the Fund. The

Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements.

The Trustees noted that the Fund’s estimated net advisory fee and total expenses were in line with identified peer funds. The Trustees also noted that because the Fund was not yet operational, no profitability information was available. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

AUGUST 31, 2018	J.P. MORGAN EXCHANGE-TRADED FUNDS	23

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-844-457-6383 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. August 2018.	SAN-RETF-818

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e)    (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15

U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b))and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a -2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
November 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
November 5, 2018

By:	/s/ Lauren A. Paino
Lauren A. Paino
Treasurer and Principal Financial Officer
November 5, 2018